UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-23029

Principal Exchange-Traded Funds

(Exact name of registrant as specified in charter)

801 Grand Avenue, Des Moines, IA 50309
(Address of principal executive offices)	(Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-235-1719
Date of fiscal year end:	June 30, 2021
Date of reporting period:	June 30, 2021

ITEM 1 – REPORT TO STOCKHOLDERS

Principal®

Principal Exchange-Traded Funds

Annual Report

June 30, 2021

Beginning on November 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery and you own these shares through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service. You may elect to receive all future reports in paper free of charge.

If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.

Table of Contents
Economic & Financial Market Review	1
Important Fund Information	2
Principal Active Income ETF (unaudited)	3
Principal Healthcare Innovators Index ETF (unaudited)	4
Principal International Multi-Factor ETF (unaudited)	5
Principal Investment Grade Corporate Active ETF (unaudited)	6
Principal Millennials Index ETF (unaudited)	7
Principal Quality ETF (unaudited)	8
Principal Spectrum Preferred Securities Active ETF (unaudited)	9
Principal Spectrum Tax-Advantaged Dividend Active ETF (unaudited)	10
Principal Ultra-Short Active Income ETF (unaudited)	11
Principal U.S. Mega-Cap ETF (unaudited)	12
Principal U.S. Small-Cap Multi-Factor ETF (unaudited)	13
Principal Value ETF (unaudited)	14
Statements of Assets and Liabilities	15
Statements of Operations	20
Statements of Changes in Net Assets	25
Notes to Financial Statements	40
Schedules of Investments	56
Financial Highlights (Includes Performance Information)	174
Report of Independent Registered Public Accounting Firm	189
Shareholder Expense Example	192
Supplemental Information	194

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

Economic & Financial Market Review

The major theme for the past twelve months is the global economic recovery from the COVID-19 related shocks. U.S. real GDP grew at an average quarter-over-quarter rate of 14.7% in the last three quarters after a 31.4% drop in 2Q 2020 and the growth rate is expected to remain strong in the coming quarters. Germany and Japan GDP also bottomed in 2Q 2020 and grew at three-quarter-average rates of 2.5% and 10.2% respectively. Except for China, emerging markets economic recovery have been generally slower than developed markets due to slow vaccination progress. Global manufacturing Purchasing Managers’ Index (PMI) improved to above 50 since July 2020 (a number above 50 means manufacturing activity is expanding and number below 50 indicates contraction), and the latest reading as of June 2021 is 57.1. 92% of the countries tracked showed PMIs higher than 50. GDP-weighted developed market PMI is 60.3, much higher than 51.6 of emerging market. The strong global recovery was helped by extraordinarily easy financial conditions. Central banks around the globe maintained low policy rates and ample liquidity throughout this crisis and the following recovery period.

Strong but desynchronized growth have created a demand-supply gap in global goods which pushed inflation higher during the last twelve months. Global inflation increased from 1.5% in June 2020 to 2.8% in May 2021. Considering low vaccination progress in a lot of export-oriented countries, supply bottlenecks could persist a little longer, adding upward pressure to the inflation. Commodity prices were initially fueled by investment growth in China and then boosted by expectations of infrastructure investments in U.S. During this period, copper recovered from 6008 to 9364 USD/MT (metric ton) and Nymex crude oil rose from 39.3 to 73.5 USD/Barrel.

As of June 2021, global earnings have almost recovered to pre-crisis levels. Compared to same time last year, MSCI All Country World Index (ACWI) trailing 12 months earnings per share (TTM EPS) grew by 27%. MSCI World ex U.S. Index experienced bigger losses in earnings (TTM EPS down -52% as of June 2020) but exhibited faster recovery with a 43% increase during the last twelve months. MSCI U.S. trailing 12 months EPS grew by 13% year-over-year (yoy), helped by strong recovery in small-cap and mid-cap companies. Technology stocks earnings were the most resilient, with only marginal decline as of June 2020 (NASDAQ TTM EPS -3% yoy) and decent growth during recovery phase (25% yoy as of June 2021). MSCI Emerging Markets (EM) trailing 12 months EPS increased by 48% compared to same time last year, boosted by strong earnings growth in China.

Global equities outperformed global fixed income over the last twelve months. In U.S. dollar (USD) terms, MSCI ACWI recorded 39% gains year-over-year while Bloomberg Barclays Global Aggregate Corporate index delivered 6% returns. Within equities, emerging markets slightly outperformed developed market by 2% and U.S. outperformed developed market ex U.S. by 8%. Within U.S., small and mid-cap outperformed large-cap and value outperformed growth. Bloomberg Barclays US treasury delivered 3% loss as U.S. 10-year treasury yield rising from 66 basis points (bps) to 147bps. U.S. Dollar Index (DXY) declined by 5% during this period, which helped the 1% rally of global government bonds. Commodity prices represented by S&P Goldman Sachs Commodity Index (GSCI) had a 57% increase over the last twelve months.

* Unless otherwise stated, data sources are Bloomberg, FactSet, and Principal Global Asset Allocation. Data as of June 30, 2021.

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graph illustrates the growth of a hypothetical $10,000 investment.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. You may get updated performance information by calling 1-800-787-1621 or online at

www.	PrincipalETFs.com.
*	Performance is based on net asset value (NAV) and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. Since inception returns less than one year are not annualized.

** Performance shown for the benchmark assumes reinvestment of all dividends and capital gain distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Principal Active Income ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* July 8, 2015 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	5-Year	Since Inception	Inception Date
Principal Active Income ETF	20.25%	6.57%	5.83%	7/8/2015

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Active Income ETF seeks to provide current income. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, its assets in investment grade and non-investment grade (commonly known as “junk”) fixed income securities and in equity securities. The Fund’s advisor actively and tactically allocates the fund’s assets among fixed income securities and equity securities in an effort to take advantage of changing economic conditions that the advisor believes favors one asset class over another.

The portfolio's strategic and tactical allocation to North American high dividend equities was the largest positive contributor to performance for the period, as it outperformed the high yield benchmark. In addition, within equities, the portfolio's tactical underweight to REITs aided performance for the period. The double-digit positive returns for the REITs in the portfolio underperformed the high yield bond benchmark's larger double-digit positive returns. Lastly, security selection in high yield corporate bonds positively contributed to performance for the period. In particular, security selection in the electric and REITs sectors contributed, but was partially offset by security selection in the basic industry and transportation sectors.

The portfolio's strategic allocation to commercial mortgage-backed securities (CMBS) was the largest detractor to performance for the period. Despite CMBS' underperformance versus high yield bonds, the asset class can provide positive diversification benefits. In addition, the portfolio's tactical underweight to equities versus fixed income for most of the period detracted. Equities and fixed income both posted positive returns, but equities outperformed fixed income for the period. Lastly, the portfolio's strategic allocation to Preferred Stock hindered performance for the period. The portfolio's Preferred Stocks posted positive double-digit returns but underperformed the higher double-digit return by the high yield bond benchmark.

**The benchmark performance for Principal Active Income ETF is calculated from 6/30/2015 to 6/30/2021.

Principal Healthcare Innovators Index ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* August 19, 2016 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Healthcare Innovators Index ETF	37.51%	20.16%	08/19/2016

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Healthcare Innovators Index ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq US Health Care Innovators Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities (emphasizing growth stock) in the Nasdaq US Benchmark Index (the "Parent Index") that are small and medium capitalization U.S. healthcare companies.

The Principal Healthcare Innovators Index ETF performed in line with the Nasdaq US Health Care Innovators Index. The chemicals industry outperformed within the Index. Pacific Biosciences of California, Intellia Therapeutics, and Surgery Partners outperformed within the Index while our positioning in Horizon Therapeutics, Zimmer Biomet Holdings, and Elanco Animal Health contributed to performance.

The healthcare technology industry underperformed during the period. Tricida, Assembly Biosciences, and Adverum Biotechnologies underperformed within the Index while our positioning in Exact Sciences, Apellis Pharmaceuticals, and Pacific Biosciences of California detracted from performance.

**The benchmark performance for the Principal Healthcare Innovators Index ETF is calculated from 8/31/2016 to 6/30/2021.

Principal International Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* July 23, 2019 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal International Multi-Factor	35.54%	15.07%	7/23/2019
ETF

What contributed to or detracted from Fund performance during the fiscal year?

The Principal International Multi-Factor ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq Developed Select Leaders Core Index (the "Index"). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities of companies in the Nasdaq Developed Market Ex-US Ex-Korea Large Mid Cap Index (the "Parent Index") that exhibit potential for high degrees of value, quality growth and strong momentum.

The Principal International Multi-Factor ETF performed in line with the Nasdaq Developed Select Leaders Core Index. Eleven sectors within the Index posted positive returns, led by consumer discretionary and industrials. AP Moller, Pandora, and Ashtead Group outperformed within the Index while our positioning in Roche Holding, Investor, and Novartis contributed to performance.

The healthcare and utilities sectors recorded the worst returns during the period. AGL Energy, Grenke, and Micro Focus International underperformed within the Index while our positioning in Mizuho Financial Group, Fast Retailing, and International Consolidated Airlines Group detracted from performance.

**The benchmark performance for Principal International Multi-Factor ETF is calculated from 7/31/2019 to 6/30/2021.

Principal Investment Grade Corporate Active ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* April 18, 2018 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Investment Grade	4.90%	7.27%	4/18/2018
Corporate Active ETF

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Investment Grade Corporate Active ETF seeks to provide current income and, as a secondary objective, capital appreciation. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investment grade corporate bonds and other fixed income securities at the time of purchase. “Investment grade” securities are rated BBB- or higher by S&P Global Ratings (“S&P Global”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of those selecting such investments.

Contributors included sector allocations to banking, metals and mining, REITs and wirelines. Detractors included sector allocations to consumer non-cyclicals, treasurys and utilities. An underweight position to midstream also detracted.

**The benchmark performance for the Principal Investment Grade Corporate Active ETF is calculated from 4/30/2018 to 6/30/2021.

Principal Millennials Index ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* August 19, 2016 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Millennials Index ETF	56.45%	23.21%	8/19/2016

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Millennials Index ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq Global Millennial Opportunity Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities of companies in the Nasdaq Global Index (the “Parent Index”) that are impacted by the spending and lifestyle activities of the Millennial generation, which refers to people born from 1980 to the mid-2000s.

The Principal Millennials Index ETF performed in line the Nasdaq Global Millennial Opportunity Index. All eight sectors within the Index posted positive returns, led by financials and consumer discretionary. Signet Jewelers, Roku, and Li Ning outperformed within the Index while our positioning in Apple, NVIDIA, and Spotify Technology contributed to performance.

The materials and consumer staples sectors recorded the worst returns during the period. IQIYI, Tal Education Group, and JOYY underperformed in the Index while our positioning in Alibaba, AfreecaTV, and Funko detracted from performance.

**The benchmark performance for the Principal Millennials Index ETF is calculated from 8/31/2016 to 6/30/2021.

Principal Quality ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* March 21, 2016 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	5-Year	Since Inception	Inception Date
Principal Quality ETF	34.83%	16.85%	16.83%	3/21/2016

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Quality ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq US Price Setters Index (the "Index"). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities of mid-to large-capitalization companies in the Nasdaq US Large Mid Cap Index (the “Parent Index”) that exhibit higher quality, growth potential, and pricing power. "Pricing power" refers to the extent to which a company can raise the prices of its products without reducing the demand for them.

The Principal Quality ETF performed in line with the Nasdaq US Price Setters Index. All ten sectors in the Index posted positive returns, led by communication services and consumer discretionary. Ubiquiti, Align Technology, and Waters Corporation outperformed within the Index while our positioning in eBay, Scotts Miracle-Gro Company, and Booz Allen Hamilton Holding Corporation contributed to performance.

The utilities and consumer staples recorded the worst returns during the period. Citrix Systems, Scotts Miracle-Gro Company, and Clorox underperformed in the index while our positioning in Sherwin-Williams, Waters Corporation, and Church & Dwight detracted from performance.

**The benchmark performance for the Principal Quality ETF is calculated from 3/31/2016 to 6/30/2021.

Principal Spectrum Preferred Securities Active ETF

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* July 10, 2017 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Spectrum Preferred Securities Active	11.58%	5.66%	7/10/2017
ETF

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Spectrum Preferred Securities Active ETF seeks to provide current income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of purchase. Examples of preferred securities include preferred stock, certain depositary receipts, and various types of junior subordinated debt (such debt generally includes the contractual ability to defer payment of interest without accelerating an immediate default event). It concentrates its investments (invests more than 25% of its net assets) in securities in one or more industries within the financial services sector.

The top returning sectors were MLPs (19.0%), Additional Tier1 - Non-Viability Type (13.4%), and Utility Hybrids (10.3%). Over the period US Treasury rates increased (10 year yield increased by 81 bps) but fixed income tightened to more than offset long-dated risk free yield increase. The ICE BofA US Investment Grade Institutional Capital Securities (CIPS) index tightened by 104 bps.

The detracting or bottom return sectors were Cash (-2.9%) and US Treasuries (0.6%).

**The benchmark performance for Principal Spectrum Preferred Securities Active ETF is calculated from 6/30/2017 to 6/30/2021.

Principal Spectrum Tax-Advantaged Dividend Active ETF

Investment Advisor: Principal Global Investors, LLC
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* June 16, 2020 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Spectrum Tax-Advantaged Dividend	13.42%	12.61%	6/16/2020
Active ETF

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Spectrum Tax-Advantaged Dividend Active ETF seeks to provide current income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying securities at the time of purchase. Such securities include, without limitation, preferred securities and capital securities of U.S. and non-U.S. issuers. The Fund invests significantly in securities that, at the time of issuance, are eligible to pay dividends that qualify for favorable U.S. federal income tax treatment, such as dividends treated as “qualified dividend income” (“QDI”) or qualified dividends from real estate investment trusts (“REITS”). However, the Fund also invests in securities that are not eligible for such treatment.

The top returning sectors were $1,000 par NYSE traded Preferred Stock (21.9%), $25 par Preferred Stock (19.0%), and Additional Tier1 - Non-Viability Type (17.2%). Over the period US Treasury rates increased (10 year yield increased by 81 bps) but fixed income tightened to more than offset long-dated risk free yield increase. The ICE BofA Merrill Lynch 7% Constrained DRD Eligible Preferred Securities Index tightened by 184 bps.

The detracting or bottom return sector was Cash (-0.6%) and the next weakest sector was $1,000 par Preferred Stock (11.8%).

**The benchmark performance for Principal Spectrum Tax-Advantaged Dividend Active ETF is calculated from 6/30/2020 to 6/30/2021.

Principal Ultra-Short Active Income ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* April 24, 2019 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal Ultra-Short Active Income ETF	0.57%	1.70%	4/24/2019

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Ultra-Short Active Income ETF seeks to provide current income. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investment-grade bonds and other debt securities. The Fund invests in fixed- and floating-rate securities. Under normal circumstances, the Fund maintains an average effective maturity of three years or less and an average portfolio duration of one year or less.

Contributors included sector allocations to banking, consumer non-cyclical, student loan asset backed securities (ABS), communications and electric utilities. Detractors included an underweight to treasurys as well sector allocations to finance companies, technology, basic industry and consumer cyclical.

**The benchmark performance for Principal Ultra-Short Active Income ETF is calculated from 4/30/2019 to 6/30/2021.

Principal U.S. Mega-Cap ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* October 11, 2017 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal U.S. Mega-Cap ETF	34.25%	15.30%	10/11/2017

What contributed to or detracted from Fund performance during the fiscal year?

The Principal U.S. Mega-Cap ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq US Mega Cap Select Leaders Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities of companies in the Nasdaq US 500 Large Cap Index (the “Parent Index”) that have the largest market capitalizations, with higher weights given to less volatile securities.

The Principal U.S. Mega-Cap ETF performed in line with the Nasdaq US Mega Cap Select Leaders Index. Seven of the eight sectors within the Index posted positive returns, led by financials and consumer discretionary. NVIDIA, Bank of America, and Tesla outperformed within the Index while our positioning in Apple, Danaher, and PayPal contributed to performance.

The energy and consumer staples sectors posted the worst returns during the period. Organon, Chevron, and Exxon Mobil underperformed in the Index while our positioning in Pfizer, Merck, and Walmart detracted from performance.

**The benchmark performance for Principal U.S. Mega-Cap ETF is calculated from 9/30/2017 to 6/30/2021.

Principal U.S. Small-Cap Multi-Factor ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 21, 2016 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	Since Inception	Inception Date
Principal U.S. Small-Cap Multi-Factor ETF	74.05%	15.49%	9/21/2016

What contributed to or detracted from Fund performance during the fiscal year?

The Principal U.S. Small-Cap Multi-Factor ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq US Small Cap Select Leaders Index (the "Index"). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities (including growth and value stock) of small-capitalization companies in the Nasdaq US Small Cap Index (the “Parent Index”) that exhibit potential for high degrees of value, quality growth, and strong momentum, while adjusting for liquidity and volatility.

The Principal U.S. Small-Cap Multi-Factor ETF performed in line with the Nasdaq US Small Cap Select Leaders Index. All eleven sectors within the Index posted positive returns, led by energy and consumer discretionary. Signet Jewelers, Surgery Partners, and Owens & Minor outperformed within the Index while our positioning in Aytu BioPharma, EyePoint Pharmaceuticals, and ACRES Commercial Realty contributed to performance.

The utilities and consumer staples recorded the worst returns during the period. Denbury Resources, GTT Communications, and Akebia Therapeutics underperformed within the Index while our positioning in Mallinckrodt, SmileDirectClub, and Realogy Holdings detracted from performance.

**The benchmark performance for Principal U.S. Small-Cap Multi-Factor ETF is calculated from 9/30/2016 to 6/30/2021.

Principal Value ETF

Investment Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* March 21, 2016 - June 30, 2021

Average Annual Total Returns* as of June 30, 2021
	1-Year	5-Year	Since Inception	Inception Date
Principal Value ETF	57.97%	14.21%	13.11%	3/21/2016

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Value ETF seeks to provide investment results that closely correspond, before expenses, to the performance of the Nasdaq US Shareholder Yield Index (the "Index). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the Index at the time of purchase. The Index uses a quantitative model designed to identify equity securities (emphasizing value stock) of mid- to large-capitalization companies in the Nasdaq US Large Mid Cap Index (the “Parent Index”) that exhibit higher degrees of shareholder yield, in an effort to produce a value-based portfolio with a higher quality focus than is customary in traditional value approaches.

The Principal Value ETF performed in line with the Nasdaq US Shareholder Yield Index. All eleven sectors within the Index posted positive returns, led by financials and consumer discretionary. Kohl’s, Western Alliance, and Alliance Data Systems outperformed within the Index while our positioning in ADT, Broadcom, and State Street contributed to performance.

The utilities and healthcare sectors recorded the worst returns during the period. ViacomCBS, Thor Industries, and NewMarket underperformed in the Index while our positioning in Vornado Realty Trust, Kohl’s, and H&R Block detracted from performance.

**The benchmark performance for the Principal Value ETF is calculated from 3/31/2016 to 6/30/2021.

Statements of Assets and Liabilities
Principal Exchange-Traded Funds
June 30, 2021

					Principal
			Principal		International
	Principal		Healthcare		Adaptive
	Active		Innovators		Multi-Factor
	Income ETF		Index ETF		ETF
Investment in securities — at cost	$205,632,474		$155,005,189		$48,100,349
Investment in affiliated funds — at cost	$3,145,675		$6,534,128		$—
Foreign currency — at cost	$—		$—		$11,690
Assets
Investment in securities — at value	$230,919,868	(a)	$176,241,895	(a)	$47,074,755
Investment in affiliated funds — at value	3,145,675		6,534,128		—
Foreign currency — at value	—		—		11,463
Receivables:
Dividends	174,123		5		37,536
Interest	1,439,328		—		—
Securities lending income	2,382		11,753		—
Fund shares sold	—		5,416		568,203
Total Assets	235,681,376		182,793,197		47,691,957

Liabilities
Accrued management and investment advisory fees	93,089		56,290		5,219
Payables:
Investment securities purchased	—		5,417		568,701
Collateral obligation on securities loaned — at value	3,145,675		6,534,128		—
Total Liabilities	3,238,764		6,595,835		573,920
Net Assets Applicable to Outstanding Shares	$232,442,612		$176,197,362		$47,118,037

Net Assets Consist of:
Capital shares and additional paid-in-capital	$221,140,566		$158,188,062		$48,077,850
Total distributable earnings (accumulated loss)	11,302,046		18,009,300		(959,813)
Total Net Assets	$232,442,612		$176,197,362		$47,118,037

Net Asset Value Per Share:
Net assets	$232,442,612		$176,197,362		$47,118,037
Shares issued and outstanding	5,575,000		2,900,001		1,900,001
Net asset value per share	$41.69		$60.76		$24.80

(a) Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

Statements of Assets and Liabilities
Principal Exchange-Traded Funds
June 30, 2021

			Principal
	Principal		Investment
	International		Grade		Principal
	Multi-Factor		Corporate		Millennials
	ETF (a)		Active ETF		Index ETF
Investment in securities — at cost	$86,010,549		$470,389,461		$115,333,378
Investment in affiliated funds — at cost	$1,088,545		$2,138,163		$4,595,808
Foreign currency — at cost	$51,247		$—		$—
Assets
Investment in securities — at value	$91,646,932	(b)	$478,709,840	(b)	$126,606,969	(b)
Investment in affiliated funds — at value	1,088,545		2,138,163		4,595,808
Foreign currency — at value	51,009		—		—
Cash	—		222		—
Deposits with counterparty	—		454,750		—
Receivables:
Dividends	194,754		179		55,519
Interest	—		3,687,505		—
Securities lending income	—		327		1,766
Fund shares sold	6,177,478		31,218		830,807
Investment securities sold	—		7,311,259		—
Total Assets	99,158,718		492,333,463		132,090,869

Liabilities
Accrued management and investment advisory fees	17,272		74,344		43,147
Payables:
Investment securities purchased	6,358,524		8,799,331		1,052,618
Variation margin on financial derivative instruments	—		50,363		—
Collateral obligation on securities loaned — at value	1,088,545		2,138,163		4,595,808
Total Liabilities	7,464,341		11,062,201		5,691,573
Net Assets Applicable to Outstanding Shares	$91,694,377		$481,271,262		$126,399,296

Net Assets Consist of:
Capital shares and additional paid-in-capital	$84,706,738		$473,145,472		$117,973,983
Total distributable earnings (accumulated loss)	6,987,639		8,125,790		8,425,313
Total Net Assets	$91,694,377		$481,271,262		$126,399,296

Net Asset Value Per Share:
Net assets	$91,694,377		$481,271,262		$126,399,296
Shares issued and outstanding	2,900,001		18,000,001		1,900,001
Net asset value per share	$31.62		$26.74		$66.53

(a)	Effective September 30, 2020, Principal International Multi-Factor Core Index ETF changed its name to Principal International Multi-Factor ETF.
(b)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2021

					Principal
			Principal		Spectrum
			Spectrum		Tax-
			Preferred		Advantaged
		Principal	Securities		Dividend
		Quality ETF (a)	Active ETF		Active ETF
Investment in securities — at cost		$56,082,177	$346,114,134		$20,887,862
Investment in affiliated funds — at cost		$—	$10,355,640		$—
Assets
Investment in securities — at value		$58,457,177	$359,706,036	(b)	$22,452,933
Investment in affiliated funds — at value		—	10,355,640		—
Cash		—	11,194		5,625
Receivables:
Dividends		34,322	102		16,157
Interest		—	3,310,062		183,829
Securities lending income		—	1,848		—
Fund shares sold		—	1,032,195		—
Investment securities sold		—	112,652		—
	Total Assets	58,491,499	374,529,729		22,658,544

Liabilities
Accrued management and investment advisory fees		5,872	159,354		11,113
Payables:
Investment securities purchased		—	681,601		—
Collateral obligation on securities loaned — at value		—	10,355,640		—
	Total Liabilities	5,872	11,196,595		11,113
Net Assets Applicable to Outstanding Shares		$58,485,627	$363,333,134		$22,647,431

Net Assets Consist of:
Capital shares and additional paid-in-capital		$57,506,067	$353,650,686		$21,070,152
Total distributable earnings (accumulated loss)		979,560	9,682,448		1,577,279
	Total Net Assets	$58,485,627	$363,333,134		$22,647,431

Net Asset Value Per Share:
Net assets		$58,485,627	$363,333,134		$22,647,431
Shares issued and outstanding		1,100,001	17,600,005		1,050,001
Net asset value per share		$53.17	$20.64		$21.57

(a)	Effective September 30, 2020, Principal Price Setters Index ETF changed its name to Principal Quality ETF.
(b)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2021

			Principal U.S.
		Principal	Large-Cap
		Ultra-Short	Adaptive	Principal U.S.
		Active	Multi-Factor	Mega-Cap
		Income ETF	ETF	ETF (a)
Investment in securities — at cost		$8,625,697	$29,514,061	$1,566,763,067
Assets
Investment in securities — at value		$8,637,114	$29,887,025	$1,957,308,012
Receivables:
Dividends		19	11,128	944,945
Interest		21,496	—	—
Fund shares sold		—	—	1,983,854
Investment securities sold		—	—	1,979,907
Expense reimbursement from Advisor		—	—	47,193
	Total Assets	8,658,629	29,898,153	1,962,263,911

Liabilities
Accrued management and investment advisory fees		1,610	1,980	235,964
Fund shares redeemed		—	—	1,981,796
Payables:
Investment securities purchased		—	54,200	1,981,975
	Total Liabilities	1,610	56,180	4,199,735
Net Assets Applicable to Outstanding Shares		$8,657,019	$29,841,973	$1,958,064,176

Net Assets Consist of:
Capital shares and additional paid-in-capital		$8,800,419	$29,453,588	$1,623,507,483
Total distributable earnings (accumulated loss)		(143,400)	388,385	334,556,693
	Total Net Assets	$8,657,019	$29,841,973	$1,958,064,176

Net Asset Value Per Share:
Net assets		$8,657,019	$29,841,973	$1,958,064,176
Shares issued and outstanding		350,001	1,150,001	49,350,001
Net asset value per share		$24.73	$25.95	$39.68

(a) Effective September 30, 2020, Principal U.S. Mega-Cap Multi-Factor Index ETF changed its name to Principal U.S. Mega-Cap ETF.

See accompanying notes.

	Statements of Assets and Liabilities
	Principal Exchange-Traded Funds
	June 30, 2021

		Principal U.S.
		Small-Cap	Principal U.S.
		Adaptive	Small-Cap
		Multi-Factor	Multi-Factor		Principal
		ETF	ETF (a)		Value ETF (b)
Investment in securities — at cost		$6,267,882	$1,403,455,272		$41,625,130
Investment in affiliated funds — at cost		$—	$16,551,960		$—
Assets
Investment in securities — at value		$6,399,546	$1,627,063,403	(c)	$44,422,214
Investment in affiliated funds — at value		—	16,551,960		—
Cash		—	149,693		—
Receivables:
Dividends		4,158	1,468,183		81,439
Securities lending income		—	21,148		—
Fund shares sold		—	2,345,824		—
	Total Assets	6,403,704	1,647,600,211		44,503,653

Liabilities
Cash overdraft		—	—		95
Accrued management and investment advisory fees		1,006	506,572		5,222
Payables:
Investment securities purchased		—	2,538,380		—
Collateral obligation on securities loaned — at value		—	16,551,960		—
	Total Liabilities	1,006	19,596,912		5,317
Net Assets Applicable to Outstanding Shares		$6,402,698	$1,628,003,299		$44,498,336

Net Assets Consist of:
Capital shares and additional paid-in-capital		$6,262,759	$1,485,773,411		$43,548,481
Total distributable earnings (accumulated loss)		139,939	142,229,888		949,855
	Total Net Assets	$6,402,698	$1,628,003,299		$44,498,336

Net Asset Value Per Share:
Net assets		$6,402,698	$1,628,003,299		$44,498,336
Shares issued and outstanding		250,001	34,700,001		1,050,001
Net asset value per share		$25.61	$46.92		$42.38

(a)	Effective September 30, 2020, Principal U.S. Small-Cap Multi-Factor Index ETF changed its name to Principal U.S. Small-Cap Multi-Factor ETF.
(b)	Effective September 30, 2020, Principal Shareholder Yield Index ETF changed its name to Principal Value ETF.
(c)	Includes fair market value of securities loaned, see 'Securities Lending' in Notes to Financial Statements.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2021

Principal
	Principal	International
Principal	Healthcare	Adaptive
Active	Innovators	Multi-Factor
Income ETF	Index ETF	ETF (a)

Net Investment Income (Loss)
Income:
Dividend	$2,071,544	$44,999	$81,788
Withholding tax	(11,799)	—	(8,928)
Interest	8,214,195	—	—
Securities lending — net	80,561	163,588	—
Total Income	10,354,501	208,587	72,860

Expenses:
Management and investment advisory fees	1,155,328	581,097	5,548
Total Expenses	1,155,328	581,097	5,548
Net Investment Income (Loss)	9,199,173	(372,510)	67,312

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	(6,479,132)	3,456,368	11,703
In-kind redemptions	—	25,523,383	—
Foreign currency transactions	33	—	2,209
Change in unrealized appreciation (depreciation) of:
Investments	42,205,344	6,955,733	(1,025,594)
Foreign currency transactions	(283)	—	(443)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	35,725,962	35,935,484	(1,012,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	$44,925,135	$35,562,974	$(944,813)

(a) Period from May 26, 2021, date operations commenced, through June 30, 2021.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2021

		Principal
	Principal	Investment
	International	Grade	Principal
	Multi-Factor	Corporate	Millennials
	ETF (a)	Active ETF	Index ETF
Net Investment Income (Loss)
Income:
Dividend	$1,889,250	$1,835	$674,465
Withholding tax	(208,433)	—	(26,193)
Interest	—	8,441,720	—
Securities lending — net	6,045	2,014	4,227
Total Income	1,686,862	8,445,569	652,499

Expenses:
Management and investment advisory fees	138,036	828,583	321,145
Total Expenses	138,036	828,583	321,145
Net Investment Income (Loss)	1,548,826	7,616,986	331,354

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures:
Net realized gain (loss) from:
Investment transactions	1,118,937	3,673,687	(1,422,495)
In-kind redemptions	6,681,105	265,112	23,129,108
Foreign currency transactions	(6,364)	—	5,695
Futures contracts	—	(43,401)	—
Change in unrealized appreciation (depreciation) of:
Investments	6,229,277	408,820	7,402,982
Futures contracts	—	(4,831)	—
Foreign currency transactions	(1,802)	—	1,284
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and
Futures	14,021,153	4,299,387	29,116,574
Net Increase (Decrease) in Net Assets Resulting from Operations	$15,569,979	$11,916,373	$29,447,928

(a) Effective September 30, 2020, Principal International Multi-Factor Core Index ETF changed its name to Principal International Multi-Factor ETF.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2021

			Principal
		Principal	Spectrum
		Spectrum	Tax-
		Preferred	Advantaged
	Principal	Securities	Dividend
	Quality ETF (a)	Active ETF	Active ETF
Net Investment Income (Loss)
Income:
Dividend	$426,595	$1,585	$170,250
Interest	—	9,439,611	882,366
Securities lending — net	33	20,230	—
Total Income	426,628	9,461,426	1,052,616

Expenses:
Management and investment advisory fees	46,473	1,304,780	132,920
Total Expenses	46,473	1,304,780	132,920
Net Investment Income (Loss)	380,155	8,156,646	919,696

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions	(163,521)	550,789	129,559
In-kind redemptions	7,581,780	—	—
Change in unrealized appreciation (depreciation) of:
Investments	1,633,115	13,134,839	1,712,911
Net Realized and Unrealized Gain (Loss) on Investments	9,051,374	13,685,628	1,842,470
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,431,529	$21,842,274	$2,762,166

(a) Effective September 30, 2020, Principal Price Setters Index ETF changed its name to Principal Quality ETF.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2021

		Principal U.S.
	Principal	Large-Cap
	Ultra-Short	Adaptive	Principal U.S.
	Active	Multi-Factor	Mega-Cap
	Income ETF	ETF (a)	ETF (b)
Net Investment Income (Loss)
Income:
Dividend	$125	$17,480	$30,899,239
Withholding tax	—	(2)	—
Interest	111,252	—	—
Securities lending — net	11	—	—
Total Income	111,388	17,478	30,899,239

Expenses:
Management and investment advisory fees	22,368	2,167	2,589,968
Total Gross Expenses	22,368	2,167	2,589,968
Less: Reimbursement from Advisor	—	—	(517,994)
Total Net Expenses	22,368	2,167	2,071,974
Net Investment Income (Loss)	89,020	15,311	28,827,265

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions	13,955	110	16,308,960
In-kind redemptions	—	—	175,851,158
Change in unrealized appreciation (depreciation) of:
Investments	(32,874)	372,964	284,619,935
Net Realized and Unrealized Gain (Loss) on Investments	(18,919)	373,074	476,780,053
Net Increase (Decrease) in Net Assets Resulting from Operations	$70,101	$388,385	$505,607,318

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Effective September 30, 2020, Principal U.S. Mega-Cap Multi-Factor Index ETF changed its name to Principal U.S. Mega-Cap ETF.

See accompanying notes.

Statements of Operations
Principal Exchange-Traded Funds
Year Ended June 30, 2021

	Principal U.S.
	Small-Cap	Principal U.S.
	Adaptive	Small-Cap
	Multi-Factor	Multi-Factor	Principal
	ETF (a)	ETF (b)	Value ETF (c)
Net Investment Income (Loss)
Income:
Dividend	$8,296	$15,943,409	$862,934
Withholding tax	(18)	(1,172)	(216)
Securities lending — net	—	927,281	807
Total Income	8,278	16,869,518	863,525

Expenses:
Management and investment advisory fees	1,298	3,591,467	37,250
Total Expenses	1,298	3,591,467	37,250
Net Investment Income (Loss)	6,980	13,278,051	826,275

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment transactions	1,295	(22,025,066)	(235,456)
In-kind redemptions	—	208,602,343	7,842,752
Change in unrealized appreciation (depreciation) of:
Investments	131,664	264,338,863	1,803,600
Net Realized and Unrealized Gain (Loss) on Investments	132,959	450,916,140	9,410,896
Net Increase (Decrease) in Net Assets Resulting from Operations	$139,939	$464,194,191	$10,237,171

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Effective September 30, 2020, Principal U.S. Small-Cap Multi-Factor Index ETF changed its name to Principal U.S. Small-Cap Multi-Factor ETF.
(c)	Effective September 30, 2020, Principal Shareholder Yield Index ETF changed its name to Principal Value ETF.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Active Income ETF
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$9,199,173	$13,044,523
Net realized gain (loss) on investments and foreign currency	(6,479,099)	(6,438,943)
Change in unrealized appreciation (depreciation) of investments and foreign currency	42,205,061	(21,774,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,925,135	(15,168,513)

Dividends to Shareholders
From net investment income and net realized gain on investments	(9,881,656)	(13,270,230)
Total Dividends	(9,881,656)	(13,270,230)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(72,696,915)	82,015,573
Total Increase (Decrease) in Net Assets	(37,653,436)	53,576,830

Net Assets
Beginning of year	270,096,048	216,519,218
End of year	$232,442,612	$270,096,048

Capital Share Transactions
Dollars:
Sold	$2,059,299	$83,568,006
Redeemed	(74,756,214)	(1,552,433)
Net Increase (Decrease)	$(72,696,915)	$82,015,573
Shares:
Sold	50,000	2,100,000
Redeemed	(1,950,000)	(50,000)
Net Increase (Decrease)	(1,900,000)	2,050,000

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Healthcare Innovators Index ETF
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$(372,510)	$(169,265)
Net realized gain (loss) on investments	28,979,751	6,249,529
Change in unrealized appreciation (depreciation) of investments	6,955,733	10,242,069
Net Increase (Decrease) in Net Assets Resulting from Operations	35,562,974	16,322,333

Dividends to Shareholders
From net investment income and net realized gain on investments	(527,787)	—
Total Dividends	(527,787)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	45,823,914	22,302,643
Total Increase (Decrease) in Net Assets	80,859,101	38,624,976

Net Assets
Beginning of year	95,338,261	56,713,285
End of year	$176,197,362	$95,338,261

Capital Share Transactions
Dollars:
Sold	$111,095,936	$43,226,695
Redeemed	(65,272,022)	(20,924,052)
Net Increase (Decrease)	$45,823,914	$22,302,643
Shares:
Sold	1,900,000	1,100,000
Redeemed	(1,150,000)	(600,000)
Net Increase (Decrease)	750,000	500,000

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal
International
Adaptive Multi-
Factor ETF
Period ended
June 30, 2021 (a)
Operations
Net investment income (loss)	$67,312
Net realized gain (loss) on investments and foreign currency	13,912
Change in unrealized appreciation (depreciation) of investments and foreign currency	(1,026,037)
Net Increase (Decrease) in Net Assets Resulting from Operations	(944,813)

Capital Share Transactions
Net increase (decrease) in capital share transactions	48,062,850
Total Increase (Decrease) in Net Assets	47,118,037

Net Assets
Beginning of period	—
End of period	$47,118,037

Capital Share Transactions
Dollars:
Sold	$48,062,850
Redeemed	—
Net Increase (Decrease)	$48,062,850
Shares:
Sold	1,900,001
Redeemed	—
Net Increase (Decrease)	1,900,001

(a) Period from May 26, 2021, date operations commenced, through June 30, 2021.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal International Multi-Factor ETF (a)

	Year ended	Period ended
	June 30, 2021	June 30, 2020 (b)
Operations
Net investment income (loss)	$1,548,826	$378,838
Net realized gain (loss) on investments and foreign currency	7,793,678	(236,359)
Change in unrealized appreciation (depreciation) of investments and foreign currency	6,227,475	(592,573)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,569,979	(450,094)

Dividends to Shareholders
From net investment income and net realized gain on investments	(962,266)	(286,121)
Total Dividends	(962,266)	(286,121)

Capital Share Transactions
Net increase (decrease) in capital share transactions	60,425,974	17,396,905
Total Increase (Decrease) in Net Assets	75,033,687	16,660,690

Net Assets
Beginning of period	16,660,690	—
End of period	$91,694,377	$16,660,690

Capital Share Transactions
Dollars:
Sold	$93,957,653	$19,968,892
Redeemed	(33,531,679)	(2,571,987)
Net Increase (Decrease)	$60,425,974	$17,396,905
Shares:
Sold	3,300,000	800,001
Redeemed	(1,100,000)	(100,000)
Net Increase (Decrease)	2,200,000	700,001

(a)	Effective September 30, 2020, Principal International Multi-Factor Core Index ETF changed its name to Principal International Multi-Factor ETF.
(b)	Period from July 23, 2019, date operations commenced, through June 30, 2020.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Investment Grade Corporate Active ETF

	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$7,616,986	$3,950,555
Net realized gain (loss) on investments and futures	3,895,398	5,659,953
Change in unrealized appreciation (depreciation) of investments and futures	403,989	872,812
Net Increase (Decrease) in Net Assets Resulting from Operations	11,916,373	10,483,320

Dividends to Shareholders
From net investment income and net realized gain on investments	(14,392,204)	(8,211,758)
Total Dividends	(14,392,204)	(8,211,758)

Capital Share Transactions
Net increase (decrease) in capital share transactions	373,054,558	(12,119,128)
Total Increase (Decrease) in Net Assets	370,578,727	(9,847,566)

Net Assets
Beginning of year	110,692,535	120,540,101
End of year	$481,271,262	$110,692,535

Capital Share Transactions
Dollars:
Sold	$383,550,803	$3,894,368
Redeemed	(10,496,245)	(16,013,496)
Net Increase (Decrease)	$373,054,558	$(12,119,128)
Shares:
Sold	14,250,000	150,000
Redeemed	(400,000)	(600,000)
Net Increase (Decrease)	13,850,000	(450,000)

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Millennials Index ETF
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$331,354	$192,829
Net realized gain (loss) on investments and foreign currency	21,712,308	(975,862)
Change in unrealized appreciation (depreciation) of investments and foreign currency	7,404,266	3,510,428
Net Increase (Decrease) in Net Assets Resulting from Operations	29,447,928	2,727,395

Dividends to Shareholders
From net investment income and net realized gain on investments	(481,261)	(175,301)
Total Dividends	(481,261)	(175,301)

Capital Share Transactions
Net increase (decrease) in capital share transactions	71,724,249	2,125,336
Total Increase (Decrease) in Net Assets	100,690,916	4,677,430

Net Assets
Beginning of year	25,708,380	21,030,950
End of year	$126,399,296	$25,708,380

Capital Share Transactions
Dollars:
Sold	$147,097,949	$2,125,336
Redeemed	(75,373,700)	—
Net Increase (Decrease)	$71,724,249	$2,125,336
Shares:
Sold	2,550,000	50,000
Redeemed	(1,250,000)	—
Net Increase (Decrease)	1,300,000	50,000

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Quality ETF (a)
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$380,155	$269,166
Net realized gain (loss) on investments	7,418,259	612,248
Change in unrealized appreciation (depreciation) of investments	1,633,115	(392,815)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,431,529	488,599

Dividends to Shareholders
From net investment income and net realized gain on investments	(296,923)	(260,900)
Total Dividends	(296,923)	(260,900)

Capital Share Transactions
Net increase (decrease) in capital share transactions	31,399,812	(3,062,580)
Total Increase (Decrease) in Net Assets	40,534,418	(2,834,881)

Net Assets
Beginning of year	17,951,209	20,786,090
End of year	$58,485,627	$17,951,209

Capital Share Transactions
Dollars:
Sold	$83,793,358	$25,326,160
Redeemed	(52,393,546)	(28,388,740)
Net Increase (Decrease)	$31,399,812	$(3,062,580)
Shares:
Sold	1,700,000	650,000
Redeemed	(1,050,000)	(750,000)
Net Increase (Decrease)	650,000	(100,000)

(a) Effective September 30, 2020, Principal Price Setters Index ETF changed its name to Principal Quality ETF.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Spectrum Preferred
	Securities Active ETF
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$8,156,646	$4,190,654
Net realized gain (loss) on investments	550,789	(138,163)
Change in unrealized appreciation (depreciation) of investments	13,134,839	225,581
Net Increase (Decrease) in Net Assets Resulting from Operations	21,842,274	4,278,072

Dividends to Shareholders
From net investment income and net realized gain on investments	(9,608,037)	(4,757,405)
Total Dividends	(9,608,037)	(4,757,405)

Capital Share Transactions
Net increase (decrease) in capital share transactions	211,103,817	72,724,847
Total Increase (Decrease) in Net Assets	223,338,054	72,245,514

Net Assets
Beginning of year	139,995,080	67,749,566
End of year	$363,333,134	$139,995,080

Capital Share Transactions
Dollars:
Sold	$211,103,817	$87,341,857
Redeemed	—	(14,617,010)
Net Increase (Decrease)	$211,103,817	$72,724,847
Shares:
Sold	10,350,000	4,500,000	(a)
Redeemed	—	(750,000	) (a)
Net Increase (Decrease)	10,350,000	3,750,000

(a) Reflects a 5 to 1 stock split after the close of trading on July 22, 2020; see Notes to Financial Statements.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Spectrum Tax-Advantaged
	Dividend Active ETF
	Year ended	Period ended
	June 30, 2021	June 30, 2020 (a)
Operations
Net investment income (loss)	$919,696	$33,207
Net realized gain (loss) on investments	129,559	62,208
Change in unrealized appreciation (depreciation) of investments	1,712,911	(147,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,762,166	(52,425)

Dividends to Shareholders
From net investment income and net realized gain on investments	(1,062,462)	—
Total Dividends	(1,062,462)	—

Capital Share Transactions
Net increase (decrease) in capital share transactions	1,000,132	20,000,020
Total Increase (Decrease) in Net Assets	2,699,836	19,947,595

Net Assets
Beginning of period	19,947,595	—
End of period	$22,647,431	$19,947,595

Capital Share Transactions
Dollars:
Sold	$1,000,132	$20,000,020
Redeemed	—	—
Net Increase (Decrease)	$1,000,132	$20,000,020
Shares:
Sold	50,000	1,000,001
Redeemed	—	—
Net Increase (Decrease)	50,000	1,000,001

(a) Period from June 16, 2020, date operations commenced, through June 30, 2020.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Ultra-Short Active
	Income ETF
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$89,020	$273,078
Net realized gain (loss) on investments	13,955	13,894
Change in unrealized appreciation (depreciation) of investments	(32,874)	26,421
Net Increase (Decrease) in Net Assets Resulting from Operations	70,101	313,393

Dividends to Shareholders
From net investment income and net realized gain on investments	(215,987)	(346,501)
Total Dividends	(215,987)	(346,501)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(3,706,573)	—
Total Increase (Decrease) in Net Assets	(3,852,459)	(33,108)

Net Assets
Beginning of year	12,509,478	12,542,586
End of year	$8,657,019	$12,509,478

Capital Share Transactions
Dollars:
Sold	$1,238,181	$—
Redeemed	(4,944,754)	—
Net Increase (Decrease)	$(3,706,573)	$—
Shares:
Sold	50,000	—
Redeemed	(200,000)	—
Net Increase (Decrease)	(150,000)	—

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal U.S. Large-
Cap Adaptive Multi-
Factor ETF
Period ended
June 30, 2021 (a)
Operations
Net investment income (loss)	$15,311
Net realized gain (loss) on investments	110
Change in unrealized appreciation (depreciation) of investments	372,964
Net Increase (Decrease) in Net Assets Resulting from Operations	388,385

Capital Share Transactions
Net increase (decrease) in capital share transactions	29,453,588
Total Increase (Decrease) in Net Assets	29,841,973

Net Assets
Beginning of period	—
End of period	$29,841,973

Capital Share Transactions
Dollars:
Sold	$29,453,588
Redeemed	—
Net Increase (Decrease)	$29,453,588
Shares:
Sold	1,150,001
Redeemed	—
Net Increase (Decrease)	1,150,001

(a) Period from May 19, 2021, date operations commenced, through June 30, 2021.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal U.S. Mega-Cap ETF (a)
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$28,827,265	$29,796,945
Net realized gain (loss) on investments	192,160,118	37,623,191
Change in unrealized appreciation (depreciation) of investments	284,619,935	3,750,721
Net Increase (Decrease) in Net Assets Resulting from Operations	505,607,318	71,170,857

Dividends to Shareholders
From net investment income and net realized gain on investments	(27,303,682)	(31,719,706)
Total Dividends	(27,303,682)	(31,719,706)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(25,285,343)	(153,346,324)
Total Increase (Decrease) in Net Assets	453,018,293	(113,895,173)

Net Assets
Beginning of year	1,505,045,883	1,618,941,056
End of year	$1,958,064,176	$1,505,045,883

Capital Share Transactions
Dollars:
Sold	$526,851,840	$413,860,349
Redeemed	(552,137,183)	(567,206,673)
Net Increase (Decrease)	$(25,285,343)	$(153,346,324)
Shares:
Sold	14,150,000	13,900,000
Redeemed	(14,900,000)	(19,500,000)
Net Increase (Decrease)	(750,000)	(5,600,000)

(a) Effective September 30, 2020, Principal U.S. Mega-Cap Multi-Factor Index ETF changed its name to Principal U.S. Mega-Cap ETF.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

Principal U.S. Small-
Cap Adaptive Multi-
Factor ETF
Period ended
June 30, 2021 (a)
Operations
Net investment income (loss)	$6,980
Net realized gain (loss) on investments	1,295
Change in unrealized appreciation (depreciation) of investments	131,664
Net Increase (Decrease) in Net Assets Resulting from Operations	139,939

Capital Share Transactions
Net increase (decrease) in capital share transactions	6,262,759
Total Increase (Decrease) in Net Assets	6,402,698

Net Assets
Beginning of period	—
End of period	$6,402,698

Capital Share Transactions
Dollars:
Sold	$6,262,759
Redeemed	—
Net Increase (Decrease)	$6,262,759
Shares:
Sold	250,001
Redeemed	—
Net Increase (Decrease)	250,001

(a) Period from May 19, 2021, date operations commenced, through June 30, 2021.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal U.S. Small-Cap Multi-Factor ETF (a)

	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$13,278,051	$5,411,731
Net realized gain (loss) on investments	186,577,277	(11,982,621)
Change in unrealized appreciation (depreciation) of investments	264,338,863	(38,339,811)
Net Increase (Decrease) in Net Assets Resulting from Operations	464,194,191	(44,910,701)

Dividends to Shareholders
From net investment income and net realized gain on investments	(10,376,768)	(4,965,930)
Total Dividends	(10,376,768)	(4,965,930)

Capital Share Transactions
Net increase (decrease) in capital share transactions	845,880,659	22,981,970
Total Increase (Decrease) in Net Assets	1,299,698,082	(26,894,661)

Net Assets
Beginning of year	328,305,217	355,199,878
End of year	$1,628,003,299	$328,305,217

Capital Share Transactions
Dollars:
Sold	$1,451,694,258	$113,314,051
Redeemed	(605,813,599)	(90,332,081)
Net Increase (Decrease)	$845,880,659	$22,981,970
Shares:
Sold	36,050,000	3,650,000
Redeemed	(13,350,000)	(2,950,000)
Net Increase (Decrease)	22,700,000	700,000

(a) Effective September 30, 2020, Principal U.S. Small-Cap Multi-Factor Index ETF changed its name to Principal U.S. Small-Cap Multi-Factor ETF.

See accompanying notes.

Statement of Changes in Net Assets
Principal Exchange-Traded Funds

	Principal Value ETF (a)
	Year ended	Year ended
	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$826,275	$417,491
Net realized gain (loss) on investments	7,607,296	(430,875)
Change in unrealized appreciation (depreciation) of investments	1,803,600	1,221,147
Net Increase (Decrease) in Net Assets Resulting from Operations	10,237,171	1,207,763

Dividends to Shareholders
From net investment income and net realized gain on investments	(700,888)	(284,301)
Total Dividends	(700,888)	(284,301)

Capital Share Transactions
Net increase (decrease) in capital share transactions	3,055,086	16,588,925
Total Increase (Decrease) in Net Assets	12,591,369	17,512,387

Net Assets
Beginning of year	31,906,967	14,394,580
End of year	$44,498,336	$31,906,967

Capital Share Transactions
Dollars:
Sold	$38,529,990	$24,375,394
Redeemed	(35,474,904)	(7,786,469)
Net Increase (Decrease)	$3,055,086	$16,588,925
Shares:
Sold	950,000	950,000
Redeemed	(1,050,000)	(250,000)
Net Increase (Decrease)	(100,000)	700,000

(a) Effective September 30, 2020, Principal Shareholder Yield Index ETF changed its name to Principal Value ETF.

See accompanying notes.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

1. Organization

The Principal Exchange-Traded Funds (the “Trust”) is a statutory trust organized under the laws of the State of Delaware in 2013 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of fifteen series, Principal Active Income ETF, Principal Healthcare Innovators Index ETF, Principal International Adaptive Multi-Factor ETF, Principal International Multi-Factor ETF, Principal Investment Grade Corporate Active ETF, Principal Millennials Index ETF, Principal Quality ETF, Principal Spectrum Preferred Securities Active ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal Ultra-Short Active Income ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Adaptive Multi-Factor ETF, Principal U.S. Small-Cap Multi-Factor ETF and Principal Value ETF (collectively, the “Funds” and individually, a “Fund”). The Funds are “diversified”, and as such, the Funds' investments are required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as “Shares”.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The Funds have not provided financial support and are not contractually required to provide financial support to any investee.

The Trust issues and redeems Shares at net asset value (“NAV”) only with Authorized Participants (“APs”) and only in aggregations of 50,000 Shares with the exception of Principal International Adaptive Multi-Factor ETF and Principal International Multi-Factor ETF which are issued and redeemed in aggregations of 100,000 shares (each a “Creation Unit” or multiples thereof “Creation Unit Aggregations”), which is subject to change. The Trust issues and redeems Creation Unit Aggregations in exchange for portfolio securities and/or cash, plus a fixed and/or variable transaction fee.

Shares trade on exchanges at market prices that may be below, at, or above NAV. Shares are listed on the respective exchanges as listed below:

Fund	Exchange
Principal Active Income ETF	NYSE Arca
Principal Healthcare Innovators Index ETF	The Nasdaq Stock Market LLC
Principal International Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal International Multi-Factor ETF	The Nasdaq Stock Market LLC
Principal Investment Grade Corporate Active ETF	NYSE Arca
Principal Millennials Index ETF	The Nasdaq Stock Market LLC
Principal Quality ETF	The Nasdaq Stock Market LLC
Principal Spectrum Preferred Securities Active ETF *	NYSE Arca
Principal Spectrum Tax-Advantaged Dividend Active ETF	NYSE Arca
Principal Ultra-Short Active Income ETF	NYSE Arca
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal U.S. Mega-Cap ETF	The Nasdaq Stock Market LLC
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	Cboe BZX Exchange, Inc.
Principal U.S. Small-Cap Multi-Factor ETF	The Nasdaq Stock Market LLC
Principal Value ETF	The Nasdaq Stock Market LLC

* Effective August 17, 2020, Principal Spectrum Preferred Securities Active ETF changed its primary listing exchange to NYSE Arca from Cboe BZX Exchange, Inc

Principal International Multi-Factor ETF initial investment and commencement of operations was July 23, 2019. Principal Spectrum Tax-Advantaged Dividend Active ETF initial investment and commencement of operations was June 16, 2020. Principal U.S. Large-Cap Adaptive Multi-Factor ETF and Principal U.S. Small-Cap Adaptive Multi-Factor ETF initial investments and commencement of operations was May 19, 2021. Principal International Adaptive Multi-Factor ETF initial investment and commencement of operations was May 26, 2021.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

1. Organization (continued)

Effective July 22, 2020, Principal Spectrum Preferred Securities Active ETF issued a 5 to 1 stock split. The stock split has been retroactively reflected on the Statement of Changes in Net Assets and Financial Highlights.

Effective September 30, 2020, the following Funds changed their names as shown below:

Previous Name	New Name
Principal International Multi-Factor Core Index ETF	Principal International Multi-Factor ETF
Principal Price Setters Index ETF	Principal Quality ETF
Principal Shareholder Yield Index ETF	Principal Value ETF
Principal U.S. Mega-Cap Multi-Factor Index ETF	Principal U.S. Mega-Cap ETF
Principal U.S. Small-Cap Multi-Factor Index ETF	Principal U.S. Small-Cap Multi-Factor ETF

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Principal Global Investors, LLC (“the Advisor”) under procedures established and periodically reviewed by the Fund's Board of Trustees. The Funds invest in other publicly traded investment funds, which are valued at the respective fund's NAV.

The value of foreign securities used in computing the NAV per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s NAV are reflected in the Fund’s NAV and these securities are valued at fair value. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security's fair value including, but not limited to, price movements in American Depository Receipts (“ADRs”), futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine NAV, for example, weekends and other customary national U.S. holidays, the Fund’s NAV could be significantly affected on days when shares are not able to be issued or redeemed by APs.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Advisor, or any sub-advisor, is authorized to make such determinations subject to such oversight by the Trust's Board of Trustees, as may occasionally be necessary.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

2. Significant Accounting Policies (continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the expected lives of the respective securities. Callable debt securities purchased at a premium are amortized to the earliest call date and to the callable amount, if other than par.

Capital Share Transactions. Capital shares are issued and redeemed by the Funds only in a Creation Unit or Creation Unit Aggregations. Except when aggregated into at least a Creation Unit, Shares are not redeemable.

The consideration for the purchase of a Creation Unit or Creation Unit Aggregations of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Unit Aggregations, APs are subject to standard creation and redemption transaction fees.

Expenses. For all Funds, a unitary investment management and advisory fee is charged. The Advisor covers all operating expenses through the investment management and advisory fee with the exception of 12b-1 fees, brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and other extraordinary expenses, if applicable.

Dividends to Shareholders. Dividends to shareholders of the Funds are recorded on the ex-dividend date. Dividends to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for amortization of premiums and discounts, futures contracts, net operating losses, sales of passive foreign investment companies, partnership investments, foreign currency transactions, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, redemptions-in-kind, real estate investment trusts (“REITs”), utilization of earnings and profits distributed to shareholders on redemption of Shares, and limitations imposed by Sections 381-384 of the Internal Revenue Code (“IRC”). Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Funds each intend to qualify as a “regulated investment company” under the IRC and they intend to distribute each year substantially all of their net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of their position. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. During the year ended June 30, 2021, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the last three years, once a return is filed. No examinations are in progress at this time.

Foreign Taxes. Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on the Statements of Operations.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

2. Significant Accounting Policies (continued)

Recent Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-Bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the impact of the ASU over the period of time the ASU is effective.

3. Operating Policies

Contingent Convertible Securities (“CoCos”). As footnoted in the Schedules of Investments, certain of the Funds invest in contingent convertible securities. CoCos are hybrid debt securities that may convert into equity or have their principal written down upon the occurrence of certain “triggers”. Although a contingent convertible security's equity conversion and principal write-down features are tailored to the particular issuing banking institution and its regulatory requirements, triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question such institution's continued viability as a going-concern. CoCos may have no stated maturity and fully discretionary coupons, which means coupon payments can be canceled at the issuing banking institution's discretion or at the request of the relevant regulatory authority without causing a default. To provide the appropriate regulatory capital treatment, CoCos are usually issued in the form of subordinated debt instruments that rank junior to the claims of holders of more senior obligations in the event of the issuer's liquidation. If CoCos are converted into equity securities due to a trigger event, holders will be further subordinated. The future value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a contingent convertible security will be converted to equity, and a fund may suffer losses as a result. If the trigger level is breached, the issuer's decision to write down, write off or convert a contingent convertible security may result in the fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.

Cross Trades. The Funds may engage in cross trades. A cross trade is a purchase or sale transaction between affiliated portfolios executed directly or through an intermediary. Mutual funds and other managed portfolios may be considered affiliated if they have a common investment advisor, so a fund may be considered affiliated with any portfolio for which the fund's sub-advisor acts as an investment advisor. Such transactions are permissible provided that the conditions of Rule 17a-7 under the 1940 Act are satisfied. For the year ended June 30, 2021, the Funds did not engage in cross trades.

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the Statements of Assets and Liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. As of June 30, 2021, deposits with counterparty for Principal Investment Grade Corporate Active ETF were $454,750.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

3. Operating Policies (continued)

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may enter into futures contracts to hedge against changes in, or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, typically a Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as variation margin receivable or payable on financial derivative instruments. For those contracts where daily variation margin payments are not received from or paid to the broker, the cumulative unrealized gains or losses are included in variation margin receivable or payable on financial derivative instruments. Futures contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the Statements of Assets and Liabilities. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Principal Investment Grade Corporate Active ETF. The notional values of the futures contracts will vary in accordance with changing duration of this Fund.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. In a normal course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve potential future claims against the Funds that have not yet occurred. Based on management's experience, the risk of loss would be remote.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Securities Lending. As footnoted in the Schedules of Investments, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the domestic and foreign fixed income loaned securities and 105% of the market value of the foreign equity loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in a SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. Securities lending income, net of related fees, is shown on the Statements of Operations.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

3. Operating Policies (continued)

Underlying Funds. Series of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc., affiliates of the Advisor, may invest in certain of the Funds (the “underlying funds”).

An underlying fund may experience relatively large redemptions or purchases as the investee fund periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs.

The Advisor is the advisor to Principal Funds, Inc., Principal Variable Contracts Funds, Inc., and the underlying funds. The Advisor is committed to minimizing the potential impact of underlying fund risk to the underlying funds to the extent consistent with pursuing the investment objectives of the investee funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of June 30, 2021, Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. owned the following percentages, in aggregate, of the outstanding Shares of the underlying funds listed below:

Total Percentage of
Fund	Outstanding Shares Owned
Principal Active Income ETF	85.15%
Principal Investment Grade Corporate Active ETF	96.94
Principal U.S. Mega-Cap ETF	88.04
Principal U.S. Small-Cap Multi-Factor ETF	95.24

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the NAV of the Funds’ Shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the U.S. Government) include FNMA and Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues participation certificates, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

3. Operating Policies (continued)

Derivatives. The following tables provide information about where on the Statements of Assets and Liabilities and Statements of Operations information about derivatives can be found:

	Asset Derivatives			Liability Derivatives
	June 30, 2021			June 30, 2021

	Statement of Assets and			Statement of Assets and
Derivatives not accounted for as hedging instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Receivables, Total			Payables, Total
	distributable earnings			distributable earnings
	(accumulated loss)	$14,996	*	(accumulated loss)	$(104,775	)*

* Includes cumulative unrealized appreciation (depreciation) of futures contracts as shown in the Schedule of Investments. Only the portion of the unrealized appreciation (depreciation) not yet cash settled is shown in the Statements of Assets and Liabilities as variation margin.

		Net Realized Gain or	Net Change in Unrealized
		(Loss) on Derivatives	Appreciation
	Location of Gain or (Loss) on	Recognized in	(Depreciation) of
	Derivatives Recognized in	Statement of	Derivatives Recognized in
Derivatives not accounted for as hedging instruments	Statement of Operations	Operations	Statement of Operations
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Net realized gain (loss) from
Futures contracts/Net change
in unrealized appreciation/
(depreciation) of Futures
	contracts	$(43,401)	$(4,831)

The following table includes a summary of the monthly average outstanding notional by derivative instrument type for the year ended June 30, 2021:

Contract Type	Derivative Type	Average Notional
Principal Investment Grade Corporate Active ETF
Interest rate contracts	Futures — Long	$3,545,741
	Futures — Short	18,080,982

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

4. Fair Valuation (continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — Quoted prices are available in active markets for identical securities as of the reporting date. Investments which are generally included in this category include listed equities and listed derivatives.

Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain corporate bonds, over-the-counter (“OTC”) derivatives, mortgage-backed securities and municipal bonds.

Level 3 — Significant unobservable inputs (including the Funds' assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage-backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Funds’ own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date, to the extent available.

Investments which are included in the Level 3 category may be valued using indicative quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices.

Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, pandemics, accidents, conflicts, etc.).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

During the period there were no significant purchases, sales, or transfers into or out of Level 3.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

4. Fair Valuation (continued)

The following is a summary of the inputs used as of June 30, 2021 in valuing the Funds' securities carried at fair value:

				Level 2 —
				Other		Level 3 —
		Level 1 —		Significant		Significant
		Quoted		Observable		Unobservable
Fund		Prices		Inputs		Inputs		Totals (Level 1,2,3)

Principal Active Income ETF
Common Stocks*		$58,354,201	$	— $			— $	58,354,201
Preferred Stocks*		18,464,400		—			—	18,464,400
Bonds*		—		145,433,479			—	145,433,479
Investment Companies		11,813,463		—			—	11,813,463
Total investments in securities		$88,632,064		$145,433,479	$		— $	234,065,543

Principal Healthcare Innovators Index ETF
Common Stocks*		$175,986,387	$	— $			— $	175,986,387
Investment Companies		6,789,636		—			—	6,789,636
Total investments in securities		$182,776,023	$	— $			— $	182,776,023

Principal International Adaptive Multi-Factor ETF
Common Stocks*		$46,780,738	$	— $			— $	46,780,738
Preferred Stocks*		163,339		—			—	163,339
Investment Companies		130,678		—			—	130,678
Total investments in securities		$47,074,755	$	— $			— $	47,074,755

Principal International Multi-Factor ETF
Common Stocks*		$89,892,467	$	— $			— $	89,892,467
Preferred Stocks*		1,090,308		—			—	1,090,308
Investment Companies		1,752,702		—			—	1,752,702
Total investments in securities		$92,735,477	$	— $			— $	92,735,477

Principal Investment Grade Corporate Active ETF
Bonds*	$	— $		469,977,898	$		— $	469,977,898
Investment Companies		10,870,105		—			—	10,870,105
Total investments in securities		$10,870,105		$469,977,898	$		— $	480,848,003
Assets
Interest rate contracts
Futures		$14,996	$	— $			— $	14,996
Liabilities
Interest rate contracts
Futures		$(104,775	) $	— $			— $	(104,775)

Principal Millennials Index ETF
Common Stocks*		$126,087,993	$	— $			— $	126,087,993
Investment Companies		5,114,784		—			—	5,114,784
Total investments in securities		$131,202,777	$	— $			— $	131,202,777

Principal Quality ETF
Common Stocks*		$58,292,554	$	— $			— $	58,292,554
Investment Companies		164,623		—			—	164,623
Total investments in securities		$58,457,177	$	— $			— $	58,457,177

Principal Spectrum Preferred Securities Active ETF
Bonds*	$	— $		352,900,703	$		— $	352,900,703
Investment Companies		17,160,973		—			—	17,160,973
Total investments in securities		$17,160,973		$352,900,703	$		— $	370,061,676

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

4. Fair Valuation (continued)

				Level 2 —
				Other		Level 3 —
		Level 1 —		Significant		Significant
		Quoted		Observable		Unobservable
Fund		Prices		Inputs		Inputs		Totals (Level 1,2,3)

Principal Spectrum Tax-Advantaged Dividend Active ETF
Preferred Stocks*		$3,099,462	$	— $			— $	3,099,462
Bonds*		—		19,092,475			—	19,092,475
Investment Companies		260,996		—			—	260,996
Total investments in securities		$3,360,458		$19,092,475	$		— $	22,452,933

Principal Ultra-Short Active Income ETF
Bonds*	$	— $		8,253,844	$		— $	8,253,844
Investment Companies		383,270		—			—	383,270
Total investments in securities		$383,270		$8,253,844	$		— $	8,637,114

Principal U. S. Large-Cap Adaptive Multi-Factor ETF
Common Stocks*		$29,771,947	$	— $			— $	29,771,947
Investment Companies		115,078		—			—	115,078
Total investments in securities		$29,887,025	$	— $			— $	29,887,025

Principal U.S. Mega-Cap ETF
Common Stocks*		$1,953,147,984	$	— $			— $	1,953,147,984
Investment Companies		4,160,028		—			—	4,160,028
Total investments in securities		$1,957,308,012	$	— $			— $	1,957,308,012

Principal U.S. Small-Cap Adaptive Multi-Factor ETF
Common Stocks*		$6,383,377	$	— $			— $	6,383,377
Investment Companies		16,169		—			—	16,169
Total investments in securities		$6,399,546	$	— $			— $	6,399,546

Principal U.S. Small-Cap Multi-Factor ETF
Common Stocks*		$1,623,399,604	$	— $			— $	1,623,399,604
Investment Companies		20,215,759		—			—	20,215,759
Total investments in securities		$1,643,615,363	$	— $			— $	1,643,615,363

Principal Value ETF
Common Stocks*		$44,292,676	$	— $			— $	44,292,676
Investment Companies		129,538		—			—	129,538
Total investments in securities		$44,422,214	$	— $			— $	44,422,214

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
5.	Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay management and investment advisory fees to the Advisor computed at an annual percentage rate of each of the Funds' average daily net assets. A portion of the management fee is paid by the Advisor to the sub-advisor of the Funds, which is also an affiliate of the Advisor. The management fee schedule for the Funds is as follows:

	First	Next	Next	Over
Fund	$500 Million	$500 Million	$500 Million	$1.5 Billion
Principal Healthcare Innovators Index ETF	0.42%	0.40%	0.38%	0.37%
Principal Millennials Index ETF	0.45	0.43	0.41	0.40

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

5. Management Agreement and Transactions with Affiliates (continued)

Fund	All Assets
Principal Active Income ETF	0.49%
Principal International Adaptive Multi-Factor ETF	0.24
Principal International Multi-Factor ETF	0.25
Principal Investment Grade Corporate Active ETF	0.19	*
Principal Quality ETF	0.15
Principal Spectrum Preferred Securities Active ETF	0.55
Principal Spectrum Tax-Advantaged Dividend Active ETF	0.60
Principal Ultra-Short Active Income ETF	0.18
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	0.15
Principal U.S. Mega-Cap ETF	0.15
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	0.19
Principal U.S. Small-Cap Multi-Factor ETF	0.38
Principal Value ETF	0.15

* Prior to June 1, 2021, the management fee was 0.26%.

The Advisor has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, tax reclaim recovery expenses, and other extraordinary expenses) for certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits.

The limit is expressed as a percentage of average daily net assets attributable to each Fund on an annualized basis during the reporting period. The expenses borne by the Advisor are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limit. Any amount outstanding at the end of the period are shown as an expense reimbursement from Advisor or expense reimbursement to Advisor on the Statements of Assets and Liabilities. The expense limit for Principal U.S. Mega-Cap ETF is 0.12% through October 31, 2021.

Affiliated Ownership. At June 30, 2021, Principal Financial Services, Inc., Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. (each an affiliate of the Advisor) owned Shares as follows:

Fund	Shares
Principal Active Income ETF	4,747,100
Principal International Adaptive Multi-Factor ETF	390,000
Principal International Multi-Factor ETF	556,897
Principal Investment Grade Corporate Active ETF	17,450,000
Principal Spectrum Tax-Advantaged Dividend Active ETF	995,521
Principal Ultra-Short Active Income ETF	199,681
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	198,570
Principal U.S. Mega-Cap ETF	43,450,000
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	200,964
Principal U.S. Small-Cap Multi-Factor ETF	33,050,000

Affiliated Brokerage Commissions. With respect to Principal Spectrum Tax-Advantaged Dividend Active ETF, $772 of brokerage commissions were paid to SAMI Brokerage LLC, a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended June 30, 2021.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

6. Investment Transactions

For the period ended June 30, 2021, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and in-kind transactions) by the Funds were as follows:

	Non-U.S. Government		U.S. Government
Fund	Purchases	Sales	Purchases	Sales
Principal Active Income ETF	$44,389,712	$119,841,296	$—	$—
Principal Healthcare Innovators Index ETF	62,980,849	63,455,691	—	—
Principal International Adaptive Multi-Factor ETF	13,150,139	437,048	—	—
Principal International Multi-Factor ETF	39,916,031	36,699,260	—	—
Principal Investment Grade Corporate Active ETF	520,675,360	217,056,080	—	—
Principal Millennials Index ETF	42,936,777	38,551,515	—	—
Principal Quality ETF	13,783,531	13,756,534	—	—
Principal Spectrum Preferred Securities Active ETF	160,095,367	16,682,208	11,700,625	12,585,940
Principal Spectrum Tax-Advantaged Dividend Active ETF	3,152,242	3,225,572	200,000	214,500
Principal Ultra-Short Active Income ETF	9,433,042	8,972,027	203,406	306,078
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	366,657	62,791	—	—
Principal U.S. Mega-Cap ETF	737,425,590	735,948,461	—	—
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	219,371	13,518	—	—
Principal U.S. Small-Cap Multi-Factor ETF	870,695,172	865,314,761	—	—
Principal Value ETF	12,112,346	11,763,975	—	—

For the period ended June 30, 2021, in-kind transactions were as follows:

Fund		Purchases		Sales
Principal Healthcare Innovators Index ETF		$107,800,468		$62,425,496
Principal International Adaptive Multi-Factor ETF		35,269,100		—
Principal International Multi-Factor ETF		90,841,934		33,635,816
Principal Investment Grade Corporate Active ETF		71,142,148		5,126,785
Principal Millennials Index ETF		143,130,562		76,176,933
Principal Quality ETF		83,768,741		52,437,451
Principal Spectrum Preferred Securities Active ETF		61,985,661		—
Principal Spectrum Tax-Advantaged Dividend Active ETF		954,222		—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF		29,095,403		—
Principal U.S. Mega-Cap ETF		527,295,322		552,831,173
Principal U.S. Small-Cap Adaptive Multi-Factor ETF		6,072,159		—
Principal U.S. Small-Cap Multi-Factor ETF		1,448,818,704		607,806,268
Principal Value ETF		36,756,920		33,956,456

Unsettled in-kind purchases and sales at the end of the period are included in investment securities purchased and investment securities sold, respectively, on the Statements of Assets and Liabilities.

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended June 30, 2021, and June 30, 2020 was as follows:

	Ordinary Income		Long-Term Capital Gain*
	Period ended	Period ended	Period ended	Period ended
Fund	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Principal Active Income ETF	$9,881,656	$13,270,230	$—	$—
Principal Healthcare Innovators Index ETF	527,787	—	—	—
Principal International Adaptive Multi-Factor ETF	—	N/A	—	N/A
Principal International Multi-Factor ETF	962,266	286,121	—	—
Principal Investment Grade Corporate Active ETF	10,618,462	7,184,698	3,773,742	1,027,060
Principal Millennials Index ETF	481,261	175,301	—	—
Principal Quality ETF	296,923	260,900	—	—
Principal Spectrum Preferred Securities Active ETF	9,608,037	4,757,405	—	—
Principal Spectrum Tax-Advantaged Dividend Active ETF	1,062,462	—	—	—
Principal Ultra-Short Active Income ETF	215,987	346,501	—	—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	—	N/A	—	N/A
Principal U.S. Mega-Cap ETF	27,303,682	31,719,706	—	—
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	—	N/A	—	N/A
Principal U.S. Small-Cap Multi-Factor ETF	10,376,768	4,965,930	—	—
Principal Value ETF	700,888	284,301	—	—

* The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of June 30, 2021, the components of distributable earnings (accumulated loss) on a federal income tax basis were:

				Late Year
				Ordinary and
	Undistributed	Undistributed	Unrealized	Post Oct
	Ordinary	Long-Term	Appreciation/	Capital Loss	Capital Loss
Fund	Income	Capital Gains	(Depreciation)	Deferrals	Carryforward
Principal Active Income ETF	$831,649	$—	$24,849,782	$—	$(14,379,385)
Principal Healthcare Innovators Index ETF	861,124	—	19,384,511	(1,381,846)	(854,489)
Principal International Adaptive Multi-Factor ETF	75,711	—	(1,035,524)	—	—
Principal International Multi-Factor ETF	1,563,053	349,597	5,074,989	—	—
Principal Investment Grade Corporate Active ETF	1,067,183	65,131	6,993,476	—	—
Principal Millennials Index ETF	65,272	—	11,188,422	—	(2,828,381)
Principal Quality ETF	142,898	—	2,374,987	—	(1,538,325)
Principal Spectrum Preferred Securities Active ETF	1,381,160	—	10,176,459	—	(1,875,171)
Principal Spectrum Tax-Advantaged Dividend Active ETF	149,815	—	1,427,464	—	—
Principal Ultra-Short Active Income ETF	9,140	—	(26,912)	—	(125,628)
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	15,441	247	372,697	—	—
Principal U.S. Mega-Cap ETF	8,465,068	—	389,916,580	—	(63,824,955)
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	8,240	35	131,664	—	—
Principal U.S. Small-Cap Multi-Factor ETF	4,414,408	—	223,375,303	—	(85,559,823)
Principal Value ETF	340,273	—	2,791,996	—	(2,182,414)

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

7. Federal Tax Information (continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Fund. As of June 30, 2021, the Funds had approximate net capital loss carryforwards as follows:

	No Expiration	No Expiration		Annual
Fund	Short-Term	Long-Term	Total	Limitations*
Principal Active Income ETF	$5,508,508	$8,870,877	$14,379,385	$ 1,874,152
Principal Healthcare Innovators Index ETF	—	854,489	854,489	—
Principal International Adaptive Multi-Factor ETF	—	—	—	—
Principal International Multi-Factor ETF	—	—	—	—
Principal Investment Grade Corporate Active ETF	—	—	—	—
Principal Millennials Index ETF	2,819,136	9,245	2,828,381	—
Principal Quality ETF	1,157,520	380,805	1,538,325	294,429
Principal Spectrum Preferred Securities Active ETF	957,946	917,225	1,875,171	—
Principal Spectrum Tax-Advantaged Dividend Active ETF	—	—	—	—
Principal Ultra-Short Active Income ETF	71,425	54,203	125,628	—
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	—	—	—	—
Principal U.S. Mega-Cap ETF	57,299,653	6,525,302	63,824,955	—
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	—	—	—	—
Principal U.S. Small-Cap Multi-Factor ETF	56,960,496	28,599,327	85,559,823	—
Principal Value ETF	869,689	1,312,725	2,182,414	230,798

* In accordance with IRC Sections 381-384, a portion of certain Funds’ losses have been subjected to an annual limitation.

All of these capital losses were generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010 on December 22, 2010, and will be carried forward with no expiration and with the character of the loss retained.

For the year ended June 30, 2021, the Funds utilized capital loss carryforwards as follows:

Fund	Utilized
Principal Healthcare Innovators Index ETF	$2,985,702
Principal Spectrum Tax-Advantaged Dividend Active ETF	5,892
Principal U.S. Mega-Cap ETF	16,646,055

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.

For the taxable year ended June 30, 2021, the Funds intend to defer late-year capital and ordinary losses as follows:

Fund	Late Year Ordinary Loss	Post October Loss Capital Loss
Principal Healthcare Innovators Index ETF	$—	$(1,381,846)

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

7. Federal Tax Information (continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income and net realized gains on investments or from tax return of capital depending on the type of book and tax differences that exist. For the period ended June 30, 2021, the Funds recorded reclassifications as follows:

	Total
	Distributable Earnings
Fund	(Accumulated Loss)	Paid In Capital
Principal Active Income ETF	$(268,856)	$268,856
Principal Healthcare Innovators Index ETF	(26,764,189)	26,764,189
Principal International Adaptive Multi-Factor ETF	(15,000)	15,000
Principal International Multi-Factor ETF	(6,677,500)	6,677,500
Principal Investment Grade Corporate Active ETF	(1,023,845)	1,023,845
Principal Millennials Index ETF	(22,957,641)	22,957,641
Principal Quality ETF	(7,315,778)	7,315,778
Principal Spectrum Preferred Securities Active ETF	(757,854)	757,854
Principal Spectrum Tax-Advantaged Dividend Active ETF	—	—
Principal Ultra-Short Active Income ETF	(3,091)	3,091
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	—	—
Principal U.S. Mega-Cap ETF	(175,651,470)	175,651,470
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	—	—
Principal U.S. Small-Cap Multi-Factor ETF	(208,573,293)	208,573,293
Principal Value ETF	(7,817,645)	7,817,645

Federal Income Tax Basis. As of June 30, 2021, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by each Fund were as follows:

				Cost for
			Net Unrealized	Federal
	Unrealized	Unrealized	Appreciation	Income Tax
Fund	Appreciation	Depreciation	(Depreciation)	Purposes
Principal Active Income ETF	$27,746,110	$(2,896,082)	$24,850,028	$209,215,515
Principal Healthcare Innovators Index ETF	32,133,352	(12,748,841)	19,384,511	163,391,512
Principal International Adaptive Multi-Factor ETF	284,101	(1,319,182)	(1,035,081)	48,109,836
Principal International Multi-Factor ETF	6,300,488	(1,224,018)	5,076,470	87,659,007
Principal Investment Grade Corporate Active ETF	8,896,060	(1,902,584)	6,993,476	473,764,748
Principal Millennials Index ETF	13,595,959	(2,407,370)	11,188,589	120,014,188
Principal Quality ETF	2,915,066	(540,078)	2,374,988	56,082,189
Principal Spectrum Preferred Securities Active ETF	11,030,241	(853,781)	10,176,460	359,885,216
Principal Spectrum Tax-Advantaged Dividend Active ETF	1,430,511	(3,048)	1,427,463	21,025,470
Principal Ultra-Short Active Income ETF	9,124	(36,036)	(26,912)	8,664,026
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	666,512	(293,815)	372,697	29,514,328
Principal U.S. Mega-Cap ETF	395,022,185	(5,105,605)	389,916,580	1,567,391,432
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	331,137	(199,473)	131,664	6,267,882
Principal U.S. Small-Cap Multi-Factor ETF	250,054,123	(26,678,820)	223,375,303	1,420,240,060
Principal Value ETF	3,225,909	(433,914)	2,791,995	41,630,219

Notes to Financial Statements
Principal Exchange-Traded Funds
June 30, 2021

8. Subsequent Events

Management has evaluated events or transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. Effective September 1, 2021, Principal Active Income ETF will change its name to Principal Active High Yield ETF, and its objective will seek to provide a high level of current income. In addition to the name change, the Trust's Board of Directors authorized a 2 for 1 stock split effective after the close of trading on August 30, 2021. There were no additional items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

COMMON STOCKS — 25.11%	Shares Held	Value
Advertising — 0.79%
Interpublic Group of Cos Inc/The	56,880	$1,848,031
Apparel — 0.06%
VF Corp	1,628	133,561
Auto Manufacturers — 0.40%
PACCAR Inc	10,436	931,413
Auto Parts & Equipment — 0.30%
Magna International Inc	7,456	690,724
Banks — 2.09%
Bank of Hawaii Corp	8,751	737,009
Columbia Banking System Inc	5,275	203,404
Cullen / Frost Bankers Inc	3,849	431,088
East West Bancorp Inc	17,922	1,284,828
JPMorgan Chase & Co	10,698	1,663,967
PacWest Bancorp	6,629	272,850
US Bancorp	3,604	205,320
Washington Trust Bancorp Inc	1,061	54,482
		$4,852,948

Chemicals — 0.47%
Air Products & Chemicals Inc	3,758	1,081,101
Computers — 0.87%
Apple Inc	14,831	2,031,254
Diversified Financial Services — 1.50%
BlackRock Inc	1,968	1,721,941
KKR & Co Inc, Class A	29,740	1,761,798
		$3,483,739

Electric — 1.60%
ALLETE Inc	14,108	987,278
Eversource Energy	10,176	816,522
WEC Energy Group Inc	10,002	889,678
Xcel Energy Inc	15,402	1,014,684
		$3,708,162

Electronics — 0.48%
Honeywell International Inc	5,097	1,118,027
Food — 0.60%
Hormel Foods Corp	18,268	872,297
Tyson Foods Inc, Class A	7,170	528,859
		$1,401,156

Hand/Machine Tools — 0.62%
Lincoln Electric Holdings Inc	6,497	855,720
Snap-on Inc	2,618	584,940
		$1,440,660

Healthcare — Products — 1.81%
Abbott Laboratories	12,596	1,460,254
Medtronic PLC	12,989	1,612,324
Teleflex Inc	2,797	1,123,807
		$4,196,385

Home Builders — 0.24%
LCI Industries	4,291	563,923
Insurance — 0.81%
Chubb Ltd	6,054	962,223

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Insurance (continued)
Fidelity National Financial Inc	20,926	$909,444
		$1,871,667

Leisure Time — 0.30%
Acushnet Holdings Corp	14,019	692,539
Machinery — Diversified — 0.93%
Deere & Co	2,940	1,036,967
Nordson Corp	5,143	1,128,940
		$2,165,907

Media — 0.84%
Comcast Corp, Class A	34,394	1,961,146
Oil & Gas — 2.02%
Chevron Corp	6,517	682,591
EOG Resources Inc	9,595	800,607
Exxon Mobil Corp	3,325	209,741
Marathon Petroleum Corp	15,086	911,496
Whiting Petroleum Corp (a)	38,475	2,098,811
		$4,703,246

Packaging & Containers — 0.47%
Packaging Corp of America	7,996	1,082,818
Pharmaceuticals — 1.00%
Johnson & Johnson	3,674	605,255
Merck & Co Inc	13,049	1,014,821
Pfizer Inc	17,889	700,533
		$2,320,609

REITs — 1.56%
Alexandria Real Estate Equities Inc	6,763	1,230,460
Digital Realty Trust Inc	8,404	1,264,466
Medical Properties Trust Inc	56,809	1,141,861
		$3,636,787

Retail — 2.56%
Costco Wholesale Corp	3,847	1,522,143
Home Depot Inc/The	4,851	1,546,935
Starbucks Corp	12,216	1,365,871
Tractor Supply Co	8,108	1,508,574
		$5,943,523

Semiconductors — 1.53%
Applied Materials Inc	13,182	1,877,117
Microchip Technology Inc	11,216	1,679,484
		$3,556,601

Software — 0.58%
Broadridge Financial Solutions Inc	3,922	633,521
SAP SE	5,103	716,767
		$1,350,288

Telecommunications — 0.40%
BCE Inc	19,089	941,469
Toys, Games & Hobbies — 0.28%
Hasbro Inc	6,840	646,517
TOTAL COMMON STOCKS		$58,354,201

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

PREFERRED STOCKS — 7.94%	Shares Held	Value

Banks — 3.22%
Bank of America Corp; Series KK
5.38%, 06/25/2024 (b) (c)	30,000	$838,200
Bank of America Corp; Series NN
4.38%, 09/01/2066 (b)	20,000	524,000
JPMorgan Chase & Co; Series LL
4.63%, 06/01/2026 (b),(c)	25,000	665,750
KeyCorp; Series F
5.65%, 12/15/2023 (b),(c)	40,000	1,108,800
Morgan Stanley; Series E
(3-month USD LIBOR + 4.32%),
7.13%, 10/15/2023 (b),(c),(d)	30,000	867,600
Morgan Stanley; Series I
(3-month USD LIBOR + 3.71%),
6.38%, 10/15/2024 (b),(d)	10,000	290,800
Truist Financial Corp; Series O
5.25%, 06/01/2025 (b),(c)	40,000	1,138,000
US Bancorp; Series L
3.75%, 01/15/2026 (b),(c)	40,000	998,800
Wells Fargo & Co; Series Y
5.63%, 06/15/2022 (b),(c)	20,000	529,600
Wells Fargo & Co; Series Z
4.75%, 03/15/2025 (b),(c)	20,000	523,000
		$7,484,550

Electric — 1.33%
Alabama Power Co; Series A
5.00%, 10/01/2022 (b),(c)	40,000	1,075,200
Duke Energy Corp; Series A
5.75%, 06/15/2024 (b),(c)	35,000	1,005,550
Entergy Louisiana LLC
4.88%, 09/01/2066 (c)	20,000	510,200
Entergy Mississippi LLC
4.90%, 10/01/2066 (c)	20,000	507,600
		$3,098,550

Gas — 0.49%
NiSource Inc
(5-year Treasury Constant Maturity Rate + 3.63%),
6.50%, 03/15/2024 (b), (c),(d)	40,000	1,146,400

Insurance — 0.95%
Allstate Corp/The; Series H
5.10%, 10/15/2024 (b),(c)	40,000	1,125,600
MetLife Inc; Series F
4.75%, 03/15/2025 (b)	40,000	1,079,600
		$2,205,200

REITs — 1.95%
Kimco Realty Corp; Series L
5.13%, 08/16/2022 (b)	40,000	1,037,200
PS Business Parks Inc; Series W
5.20%, 10/20/2021 (b)	20,000	509,800
PS Business Parks Inc; Series Y
5.20%, 12/07/2022 (b)	20,000	534,200
Public Storage; Series E
4.90%, 10/14/2021 (b)	10,000	255,100
Public Storage; Series H
5.60%, 03/11/2024 (b),(c)	30,000	858,000
Public Storage; Series O
3.90%, 11/17/2025 (b)	10,000	262,200

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

PREFERRED STOCKS (continued)	Shares Held	Value

REITs (continued)
Vornado Realty Trust; Series M
5.25%, 12/13/2022 (b)	40,000	$1,073,200
		$4,529,700
TOTAL PREFERRED STOCKS		$18,464,400
	Principal
BONDS — 62.57%	Amount	Value

Apparel — 1.78%
Under Armour Inc
3.25%, 06/15/2026 (c)	$4,000,000	$4,144,320

Banks — 5.39%
Citigroup Inc
(5-year Treasury Constant Maturity Rate + 3.60%),
4.00%, 12/10/2025 (b),(d)	4,000,000	4,135,000
Goldman Sachs Group Inc/The
(5-year Treasury Constant Maturity Rate + 3.22%),
4.95%, 02/10/2025 (b),(d)	4,000,000	4,275,440
JPMorgan Chase & Co
(3-month USD LIBOR + 3.25%),
5.15%, 05/01/2023 (b),(d)	4,000,000	4,130,000
		$12,540,440

Chemicals — 3.76%
HB Fuller Co
4.25%, 10/15/2028	4,500,000	4,650,885
Kraton Polymers LLC / Kraton Polymers Capital Corp
4.25%, 12/15/2025 (e)	4,000,000	4,080,000
		$8,730,885

Electric — 5.68%
Emera Inc
(3-month USD LIBOR + 5.44%),
6.75%, 06/15/2076 (d)	3,000,000	3,513,750
GenOn Energy Inc
0.00%, 10/15/2049 (a),(f),(g)	3,100,000	—
PPL Capital Funding Inc
(3-month USD LIBOR + 2.67%),
2.81%, 03/30/2067 (d)	5,000,000	4,912,500
Talen Energy Supply LLC
4.60%, 12/15/2021	5,000,000	4,775,000
		$13,201,250

Environmental Control — 2.67%
Covanta Holding Corp
5.88%, 07/01/2025	2,000,000	2,067,400
Waste Pro USA Inc
5.50%, 02/15/2026 (e)	4,000,000	4,129,000
		$6,196,400

Food — 1.75%
Post Holdings Inc
4.63%, 04/15/2030 (e)	4,000,000	4,067,320

Healthcare — Products — 1.81%
Hologic Inc
4.63%, 02/01/2028 (e)	4,000,000	4,200,000

Healthcare — Services — 5.66%
Encompass Health Corp
4.75%, 02/01/2030	2,000,000	2,125,000
5.75%, 09/15/2025	2,000,000	2,057,500

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Healthcare — Services (continued)
HCA Inc
5.63%, 09/01/2028	$4,000,000	$4,740,000
MEDNAX Inc
6.25%, 01/15/2027 (e)	4,000,000	4,235,000
		$13,157,500

Home Builders — 1.70%
PulteGroup Inc
6.38%, 05/15/2033	3,000,000	3,962,280

Insurance — 1.30%
MetLife Inc
9.25%, 04/08/2068 (e)	2,000,000	3,032,928

Iron & Steel — 0.94%
Allegheny Technologies Inc
7.88%, 08/15/2023	2,000,000	2,192,500

Lodging — 1.34%
Boyd Gaming Corp
4.75%, 12/01/2027	3,000,000	3,105,000

Media — 8.99%
Cable One Inc
4.00%, 11/15/2030 (e)	4,750,000	4,767,813
CCO Holdings LLC / CCO Holdings Capital Corp
5.13%, 05/01/2027 (e)	1,000,000	1,048,900
5.38%, 06/01/2029 (e)	2,000,000	2,186,200
CSC Holdings LLC
6.75%, 11/15/2021	3,000,000	3,059,100
DISH DBS Corp
5.13%, 06/01/2029 (e)	3,000,000	2,962,290
5.88%, 11/15/2024	2,000,000	2,147,500
Sirius XM Radio Inc
4.13%, 07/01/2030 (e)	1,500,000	1,513,320
5.00%, 08/01/2027 (e)	1,000,000	1,047,750
ViacomCBS Inc
(3-month USD LIBOR + 3.90%),
5.88%, 02/28/2057 (d)	1,000,000	1,017,700
(3-month USD LIBOR + 3.90%),
6.25%, 02/28/2057 (d)	1,000,000	1,145,080
		$20,895,653

Mining — 1.47%
Hudbay Minerals Inc
4.50%, 04/01/2026 (e)	1,275,000	1,279,781
6.13%, 04/01/2029 (e)	2,000,000	2,130,000
		$3,409,781

Office & Business Equipment — 1.30%
CDW LLC / CDW Finance Corp
4.25%, 04/01/2028	750,000	787,500
5.50%, 12/01/2024	2,000,000	2,229,460
		$3,016,960

Oil & Gas — 1.25%
W&T Offshore Inc
9.75%, 11/01/2023 (e)	3,000,000	2,910,000

Packaging & Containers — 3.54%
Graphic Packaging International LLC
3.50%, 03/15/2028 (e)	5,000,000	5,037,500

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value
Packaging & Containers (continued)
Sealed Air Corp
4.00%, 12/01/2027 (e)	$3,000,000	$3,191,250
		$8,228,750

Pharmaceuticals — 1.73%
HLF Financing Sarl LLC / Herbalife International Inc
4.88%, 06/01/2029 (e)	4,000,000	4,030,000
Pipelines — 5.40%
Buckeye Partners LP
3.95%, 12/01/2026	4,000,000	4,070,000
EnLink Midstream Partners LP
4.15%, 06/01/2025	4,000,000	4,189,360
4.85%, 07/15/2026	1,000,000	1,035,000
Transcanada Trust
(3-month USD LIBOR + 3.53%),
5.63%, 05/20/2075 (d)	3,000,000	3,247,500
		$12,541,860

REITs — 1.45%
CBL & Associates LP
0.00%, 12/15/2026 (a),(g)	6,000,000	3,375,000
Telecommunications — 2.74%
CommScope Technologies LLC
5.00%, 03/15/2027 (c),(e)	4,000,000	4,095,000
Sprint Corp
7.88%, 09/15/2023	2,000,000	2,272,152
		$6,367,152

Transportation — 0.92%
XPO Logistics Inc
6.25%, 05/01/2025 (e)	2,000,000	2,127,500
TOTAL BONDS		$145,433,479
INVESTMENT COMPANIES — 5.08%	Shares Held	Value
Money Market Funds — 5.08%
Principal Government Money Market Fund — Institutional Class 0.00% (a),(h),(i),(j)	3,145,675	$3,145,675
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (j)	8,667,788	8,667,788
TOTAL INVESTMENT COMPANIES		$11,813,463
Total Investments		$234,065,543
Other Assets and Liabilities — (0.70)%		(1,622,931)
Total Net Assets — 100.00%		$232,442,612

(a)	Non-income producing security.
(b)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $3,082,002 or 1.33% of net assets.
(d)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $62,071,552 or 26.70% of net assets.
(f)	The value of these investments was determined using significant unobservable inputs, in good faith by the Advisor, under procedures established and periodically reviewed by the Board of Trustees.
(g)	Security is defaulted.
(h)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.

See accompanying notes.

Schedule of Investments
Principal Active Income ETF
June 30, 2021

(i)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $3,145,675 or 1.35% of net assets.
(j)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Financial		19.47%
Consumer, Non-cyclical		14.36%
Communications		13.77%
Industrial		10.38%
Utilities		9.10%
Consumer, Cyclical		8.96%
Energy		8.67%
Basic Materials		6.63%
Money Market Funds		5.08%
Technology		4.28%
Other Assets and Liabilities		(0.70)%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$2,918,957	$41,021,991	$40,795,273	$3,145,675
	$2,918,957	$41,021,991	$40,795,273	$3,145,675

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS — 99.88%	Shares Held	Value

Biotechnology — 55.92%
9 Meters Biopharma Inc (a),(b)	49,881	$54,869
Abeona Therapeutics Inc (a),(b)	22,746	35,484
ACADIA Pharmaceuticals Inc (a)	36,948	901,162
Acceleron Pharma Inc (a)	14,168	1,777,942
ADMA Biologics Inc (a)	21,827	34,923
Adverum Biotechnologies Inc (a)	22,503	78,760
Agenus Inc (a)	47,253	259,419
Akero Therapeutics Inc (a)	8,016	198,877
Albireo Pharma Inc (a)	4,412	155,214
Aldeyra Therapeutics Inc (a)	10,906	123,565
Allakos Inc (a)	12,305	1,050,478
Allogene Therapeutics Inc (a)	32,469	846,792
Alnylam Pharmaceuticals Inc (a)	27,305	4,628,744
Altimmune Inc (a),(b)	8,576	84,474
Amicus Therapeutics Inc (a)	60,155	579,894
AnaptysBio Inc (a)	6,318	163,826
Anavex Life Sciences Corp (a)	16,042	366,720
Apellis Pharmaceuticals Inc (a)	18,552	1,172,486
Applied Genetic Technologies Corp (a)	9,848	38,506
Applied Molecular Transport Inc (a),(b)	8,052	368,298
Arcturus Therapeutics Holdings Inc (a)	5,970	202,025
Arcus Biosciences Inc (a)	16,362	449,301
Arcutis Biotherapeutics Inc (a)	11,562	315,527
Ardelyx Inc (a)	20,834	157,922
Arena Pharmaceuticals Inc (a)	13,929	949,958
Arrowhead Pharmaceuticals Inc (a)	24,287	2,011,449
Assembly Biosciences Inc (a)	8,829	34,257
Atara Biotherapeutics Inc (a)	19,119	297,300
Atossa Therapeutics Inc (a)	2,422	15,307
AVEO Pharmaceuticals Inc (a)	7,648	50,400
Avid Bioservices Inc (a)	14,043	360,203
Avidity Biosciences Inc (a),(b)	8,663	214,063
Avrobio Inc (a)	9,569	85,068
Axsome Therapeutics Inc (a)	8,621	581,573
Beam Therapeutics Inc (a),(b)	13,381	1,722,268
BioCryst Pharmaceuticals Inc (a)	40,759	644,400
Biohaven Pharmaceutical Holding Co Ltd (a)	14,294	1,387,662
BioMarin Pharmaceutical Inc (a)	42,446	3,541,694
Black Diamond Therapeutics Inc (a),(b)	8,338	101,640
Bluebird Bio Inc (a)	15,500	495,690
Blueprint Medicines Corp (a)	13,582	1,194,673
BrainStorm Cell Therapeutics Inc (a)	8,247	31,339
Bridgebio Pharma Inc (a)	34,837	2,123,663
Cara Therapeutics Inc (a)	11,514	164,305
Cardiff Oncology Inc (a),(b)	8,554	56,884
CEL-SCI Corp (a),(b)	9,356	81,210
Celldex Therapeutics Inc (a)	9,134	305,441
ChemoCentryx Inc (a)	15,977	213,932
ChromaDex Corp (a),(b)	15,407	151,913
Constellation Pharmaceuticals Inc (a)	11,048	373,422
Cortexyme Inc (a),(b)	6,810	360,930
CRISPR Therapeutics AG (a)	17,629	2,853,959
Curis Inc (a),(b)	21,125	170,479
Cymabay Therapeutics Inc (a)	15,903	69,337
CytomX Therapeutics Inc (a)	14,956	94,671
Deciphera Pharmaceuticals Inc (a)	13,303	487,023
Denali Therapeutics Inc (a)	28,314	2,220,950
Dicerna Pharmaceuticals Inc (a)	17,619	657,541
Dynavax Technologies Corp (a),(b)	26,146	257,538
Editas Medicine Inc (a)	15,551	880,809
Epizyme Inc (a)	23,498	195,268
Esperion Therapeutics Inc (a),(b)	6,451	136,439
Evolus Inc (a)	7,791	98,556

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Biotechnology (continued)
Exact Sciences Corp (a)	38,968	$4,844,112
Fate Therapeutics Inc (a)	21,936	1,903,825
FibroGen Inc (a)	21,010	559,496
Forma Therapeutics Holdings Inc (a),(b)	10,330	257,114
Frequency Therapeutics Inc (a),(b)	7,788	77,568
Generation Bio Co (a)	12,585	338,536
Global Blood Therapeutics Inc (a)	14,349	502,502
Gossamer Bio Inc (a)	17,436	141,580
Greenwich Lifesciences Inc (a),(b)	2,775	124,708
Guardant Health Inc (a)	23,438	2,910,765
Halozyme Therapeutics Inc (a)	31,672	1,438,226
Homology Medicines Inc (a)	10,450	75,971
Humanigen Inc (a)	12,347	214,591
iBio Inc (a),(b)	49,864	75,295
Idera Pharmaceuticals Inc (a),(b)	9,753	11,704
IGM Biosciences Inc (a)	5,883	489,466
ImmunityBio Inc (a)	25,163	359,328
ImmunoGen Inc (a)	44,950	296,220
Immunovant Inc (a)	22,617	239,062
Infinity Pharmaceuticals Inc (a),(b)	20,463	61,184
Inmune Bio Inc (a),(b)	3,447	60,564
Inovio Pharmaceuticals Inc (a),(b)	47,726	442,420
Insmed Inc (a)	23,788	677,006
Intercept Pharmaceuticals Inc (a)	7,622	152,211
Intra-Cellular Therapies Inc (a)	18,680	762,518
Ionis Pharmaceuticals Inc (a)	33,001	1,316,410
Iovance Biotherapeutics Inc (a)	33,930	882,859
iTeos Therapeutics Inc (a)	8,090	207,508
Kadmon Holdings Inc (a),(b)	39,595	153,233
Karuna Therapeutics Inc (a)	6,237	710,956
Karyopharm Therapeutics Inc (a)	17,230	177,814
Kiniksa Pharmaceuticals Ltd, Class A (a)	7,370	102,664
Kodiak Sciences Inc (a)	11,883	1,105,119
Krystal Biotech Inc (a)	5,060	344,080
Lexicon Pharmaceuticals Inc (a)	33,325	152,962
Ligand Pharmaceuticals Inc (a)	3,835	503,114
MacroGenics Inc (a)	12,988	348,858
Mersana Therapeutics Inc (a)	15,939	216,452
Mirati Therapeutics Inc (a)	11,842	1,912,838
Mustang Bio Inc (a)	14,866	49,355
Myriad Genetics Inc (a)	17,363	530,961
Nektar Therapeutics (a)	42,058	721,715
NGM Biopharmaceuticals Inc (a)	16,999	335,220
Nkarta Inc (a)	7,525	238,467
Novavax Inc (a)	14,860	3,154,927
Omeros Corp (a),(b)	14,233	211,218
Oncternal Therapeutics Inc (a),(b)	11,377	54,041
Organogenesis Holdings Inc (a)	29,543	491,005
Ovid therapeutics Inc (a)	14,641	57,246
Pacific Biosciences of California Inc (a)	45,253	1,582,497
Precigen Inc (a),(b)	46,798	305,123
Precision BioSciences Inc (a)	12,114	151,667
Prothena Corp PLC (a)	9,231	474,566
Provention Bio Inc (a),(b)	14,630	123,331
PTC Therapeutics Inc (a)	16,234	686,211
Radius Health Inc (a)	10,826	197,466
REGENXBIO Inc (a)	9,767	379,448
Relay Therapeutics Inc (a)	20,774	760,121
Replimune Group Inc (a)	10,731	412,285
REVOLUTION Medicines Inc (a)	16,662	528,852
Rigel Pharmaceuticals Inc (a)	39,010	169,303
Rocket Pharmaceuticals Inc (a)	13,984	619,351
Rubius Therapeutics Inc (a)	18,741	457,468

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Biotechnology (continued)
Sage Therapeutics Inc (a)	13,478	$765,685
Sangamo Therapeutics Inc (a)	33,070	395,848
Scholar Rock Holding Corp (a)	7,766	224,437
Seagen Inc (a)	36,980	5,838,402
Seelos Therapeutics Inc (a)	17,873	47,185
Selecta Biosciences Inc (a)	24,939	104,245
Sesen Bio Inc (a)	38,687	178,734
Solid Biosciences Inc (a)	25,426	93,059
Sorrento Therapeutics Inc (a),(b)	64,711	627,050
SpringWorks Therapeutics Inc (a)	11,303	931,480
Stoke Therapeutics Inc (a)	8,365	281,566
Surface Oncology Inc (a)	9,391	70,057
Sutro Biopharma Inc (a)	10,384	193,039
Syndax Pharmaceuticals Inc (a)	10,893	187,033
TCR2 Therapeutics Inc (a)	8,772	143,949
TG Therapeutics Inc (a)	32,929	1,277,316
Theravance Biopharma Inc (a)	14,850	215,622
Translate Bio Inc (a)	17,158	472,531
TransMedics Group Inc (a)	6,319	209,664
Travere Therapeutics Inc (a)	13,298	194,018
Turning Point Therapeutics Inc (a)	11,121	867,660
Twist Bioscience Corp (a)	11,392	1,517,984
Tyme Technologies Inc (a)	39,344	49,573
Ultragenyx Pharmaceutical Inc (a)	15,666	1,493,753
UNITY Biotechnology Inc (a)	12,215	56,678
Vaxart Inc (a)	27,184	203,608
Veracyte Inc (a)	15,468	618,411
Verastem Inc (a)	39,194	159,520
Vericel Corp (a)	10,641	558,652
Viking Therapeutics Inc (a),(b)	17,114	102,513
Vir Biotechnology Inc (a)	29,947	1,415,894
VYNE Therapeutics Inc (a),(b)	11,849	41,590
Xencor Inc (a)	13,374	461,269
Y-mAbs Therapeutics Inc (a)	10,036	339,217
Zentalis Pharmaceuticals Inc (a)	9,376	498,803
ZIOPHARM Oncology Inc (a),(b)	49,469	130,598
		$98,527,748

Chemicals — 0.19%
Codexis Inc (a)	14,675	332,536

Commercial Services — 1.53%
Multiplan Corp (a),(b)	156,922	1,493,897
Progyny Inc (a)	20,460	1,207,140
		$2,701,037

Electronics — 0.06%
Fluidigm Corp (a),(b)	17,210	106,014

Healthcare — Products — 18.48%
10X Genomics Inc, Class A (a)	20,085	3,933,045
Accelerate Diagnostics Inc (a)	13,696	110,390
Adaptive Biotechnologies Corp (a)	32,622	1,332,935
Alphatec Holdings Inc (a)	22,282	341,360
Asensus Surgical Inc (a),(b)	53,695	170,213
AtriCure Inc (a)	10,521	834,631
Avanos Medical Inc (a)	11,095	403,525
AxoGen Inc (a)	9,404	203,220
Axonics Inc (a)	9,586	607,848
BioLife Solutions Inc (a)	7,557	336,362
Bionano Genomics Inc (a)	64,034	469,369
Cardiovascular Systems Inc (a)	9,279	395,749
CareDx Inc (a)	11,964	1,094,945
Castle Biosciences Inc (a)	5,643	413,801

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Products (continued)
Cerus Corp (a)	38,835	$229,515
ClearPoint Neuro Inc (a),(b)	4,772	91,098
Co-Diagnostics Inc (a),(b)	6,526	53,840
CryoLife Inc (a)	8,993	255,401
DermTech Inc (a)	6,638	275,942
Glaukos Corp (a)	10,570	896,653
Inogen Inc (a)	5,136	334,713
Inspire Medical Systems Inc (a)	6,536	1,263,147
Insulet Corp (a)	15,416	4,231,846
Intersect ENT Inc (a)	7,622	130,260
iRhythm Technologies Inc (a)	6,732	446,668
Lantheus Holdings Inc (a)	15,560	430,078
Merit Medical Systems Inc (a)	12,857	831,334
NanoString Technologies Inc (a)	10,173	659,109
Natera Inc (a)	20,237	2,297,507
Natus Medical Inc (a)	7,820	203,164
Nevro Corp (a)	8,112	1,344,889
OrthoPediatrics Corp (a)	4,538	286,711
Penumbra Inc (a)	8,515	2,333,621
Pulmonx Corp (a)	8,239	363,505
Quanterix Corp (a)	8,370	490,984
Shockwave Medical Inc (a)	8,166	1,549,335
SI-BONE Inc (a)	7,555	237,756
Sientra Inc (a)	13,222	105,247
Silk Road Medical Inc (a)	7,933	379,673
SmileDirectClub Inc (a),(b)	27,096	235,193
T2 Biosystems Inc (a),(b)	34,153	40,642
Tandem Diabetes Care Inc (a)	14,649	1,426,813
Varex Imaging Corp (a)	9,050	242,721
ViewRay Inc (a)	37,122	245,005
		$32,559,763

Healthcare — Services — 6.63%
Accolade Inc (a)	13,515	734,000
Brookdale Senior Living Inc (a)	42,353	334,589
Clover Health Investments Corp (a),(b)	20,939	278,907
Community Health Systems Inc (a)	29,922	461,996
Invitae Corp (a),(b)	46,039	1,552,895
MEDNAX Inc (a)	19,766	595,945
ModivCare Inc (a)	3,276	557,149
Neuronetics Inc (a)	5,866	93,973
Ontrak Inc (a),(b)	4,084	132,648
OPKO Health Inc (a)	154,678	626,446
Personalis Inc (a)	10,087	255,201
Surgery Partners Inc (a)	13,819	920,622
Teladoc Health Inc (a)	28,258	4,699,023
Tivity Health Inc (a)	11,347	298,540
Vapotherm Inc (a),(b)	5,958	140,847
		$11,682,781

Pharmaceuticals — 14.99%
AcelRx Pharmaceuticals Inc (a)	27,460	37,895
Aclaris Therapeutics Inc (a)	11,959	210,000
Adamis Pharmaceuticals Corp (a)	32,384	35,622
AdaptHealth Corp (a)	26,525	727,050
Aerie Pharmaceuticals Inc (a)	10,831	173,404
Agile Therapeutics Inc (a)	20,228	26,903
Agios Pharmaceuticals Inc (a)	16,068	885,507
Akebia Therapeutics Inc (a)	35,437	134,306
Alector Inc (a)	18,373	382,710
Alkermes PLC (a)	36,761	901,380
Amneal Pharmaceuticals Inc (a)	34,096	174,571
Aquestive Therapeutics Inc (a)	8,360	33,189

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Pharmaceuticals (continued)
Arvinas Inc (a)	10,979	$845,383
Athenex Inc (a)	21,545	99,538
Bioxcel Therapeutics Inc (a)	5,673	164,857
Cassava Sciences Inc (a),(b)	5,905	504,523
Chimerix Inc (a)	19,780	158,240
Clovis Oncology Inc (a),(b)	24,131	139,960
Corbus Pharmaceuticals Holdings Inc (a)	28,842	52,781
CorMedix Inc (a),(b)	7,418	50,887
Cytokinetics Inc (a)	16,416	324,873
Elanco Animal Health Inc (a)	110,152	3,821,173
Enanta Pharmaceuticals Inc (a)	4,657	204,955
Endo International PLC (a)	53,212	249,032
Evofem Biosciences Inc (a),(b)	19,186	21,680
Flexion Therapeutics Inc (a)	11,385	93,699
G1 Therapeutics Inc (a),(b)	9,687	212,533
Gritstone bio Inc (a)	11,301	103,178
Heat Biologics Inc (a)	5,866	39,478
Heron Therapeutics Inc (a)	21,099	327,456
Heska Corp (a)	2,405	552,501
Intellia Therapeutics Inc (a)	15,882	2,571,455
Jaguar Health Inc (a),(b)	25,544	40,359
Jounce Therapeutics Inc (a)	10,479	71,257
Kala Pharmaceuticals Inc (a),(b)	14,210	75,313
KalVista Pharmaceuticals Inc (a)	5,383	128,977
Kura Oncology Inc (a)	15,285	318,692
Lipocine Inc (a)	20,382	28,535
Madrigal Pharmaceuticals Inc (a)	3,699	360,320
MannKind Corp (a),(b)	57,055	310,950
Marinus Pharmaceuticals Inc (a),(b)	8,230	147,646
MediciNova Inc (a),(b)	11,238	47,761
Morphic Holding Inc (a)	8,318	477,370
Novan Inc (a),(b)	3,480	35,009
Ocugen Inc (a),(b)	43,419	348,655
Ocular Therapeutix Inc (a)	17,384	246,505
Odonate Therapeutics Inc (a)	8,912	31,103
Option Care Health Inc (a)	41,508	907,780
ORIC Pharmaceuticals Inc (a)	8,458	149,622
Owens & Minor Inc	16,969	718,298
Passage Bio Inc (a)	12,216	161,740
Perrigo Co PLC	31,988	1,466,650
PetIQ Inc (a)	5,837	225,308
Protagonist Therapeutics Inc (a)	9,931	445,703
Reata Pharmaceuticals Inc, Class A (a)	7,173	1,015,195
Revance Therapeutics Inc (a)	16,478	488,408
Rhythm Pharmaceuticals Inc (a)	11,364	222,507
Sarepta Therapeutics Inc (a)	18,496	1,437,879
Senseonics Holdings Inc (a),(b)	87,237	334,990
Seres Therapeutics Inc (a)	21,065	502,400
Spectrum Pharmaceuticals Inc (a)	33,684	126,315
Syros Pharmaceuticals Inc (a)	14,226	77,532
TFF Pharmaceuticals Inc (a)	5,342	51,337
TherapeuticsMD Inc (a)	89,531	106,542
Tonix Pharmaceuticals Holding Corp (a)	74,776	83,001
Trevena Inc (a),(b)	37,231	62,920
Tricida Inc (a)	11,599	50,108
uniQure NV (a)	10,269	316,285
Vaxcyte Inc (a)	11,762	264,763
Xeris Pharmaceuticals Inc (a),(b)	13,716	55,824
Zogenix Inc (a)	12,853	222,100
		$26,422,378

Retail — 0.14%
OptimizeRx Corp (a)	3,880	240,172

See accompanying notes.

Schedule of Investments
Principal Healthcare Innovators Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Software — 1.94%
1Life Healthcare Inc (a)	32,062	$1,059,970
Evolent Health Inc, Class A (a)	19,875	419,760
Health Catalyst Inc (a)	10,167	564,370
Hims & Hers Health Inc (a),(b)	42,241	460,004
Phreesia Inc (a)	10,195	624,954
Tabula Rasa HealthCare Inc (a)	5,698	284,900
		$3,413,958
TOTAL COMMON STOCKS		$175,986,387
INVESTMENT COMPANIES — 3.85%	Shares Held	Value
Money Market Funds — 3.85%
Principal Government Money Market Fund — Institutional Class 0.00% (a),(c),(d),(e)	6,534,128	$6,534,128
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (e)	255,508	255,508
TOTAL INVESTMENT COMPANIES		$6,789,636
Total Investments		$182,776,023
Other Assets and Liabilities — (3.73)%		(6,578,661)
Total Net Assets — 100.00%		$176,197,362

(a)	Non-income producing security.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $6,381,980 or 3.62% of net assets.
(c)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $6,534,128 or 3.71% of net assets.
(d)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		97.56%
Money Market Funds		3.85%
Technology		1.94%
Basic Materials		0.19%
Consumer, Cyclical		0.13%
Industrial		0.06%
Other Assets and Liabilities		(3.73)%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$4,074,103	$85,586,508	$83,126,483	$6,534,128
	$4,074,103	$85,586,508	$83,126,483	$6,534,128

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS — 99.28%	Shares Held	Value

Advertising — 0.38%
Hakuhodo DY Holdings Inc	2,300	$35,692
Publicis Groupe SA	1,273	81,420
WPP PLC	4,429	59,686
		$176,798

Aerospace & Defense — 0.71%
Airbus SE (a)	572	73,549
BAE Systems PLC	9,784	70,649
CAE Inc (a)	1,519	46,786
Elbit Systems Ltd	323	41,810
MTU Aero Engines AG	113	27,990
Safran SA	360	49,910
Thales SA	247	25,199
		$335,893

Agriculture — 0.83%
British American Tobacco PLC	5,053	195,715
Imperial Brands PLC	3,572	76,934
Japan Tobacco Inc	4,500	85,001
Swedish Match AB	4,179	35,637
		$393,287

Airlines — 0.12%
Air Canada (a)	969	19,934
Deutsche Lufthansa AG (a)	1,578	17,757
Qantas Airways Ltd (a)	5,094	17,802
		$55,493

Apparel — 1.80%
Burberry Group PLC (a)	893	25,521
Gildan Activewear Inc	646	23,837
Hermes International	89	129,646
Kering SA	107	93,507
LVMH Moet Hennessy Louis Vuitton SE	698	547,327
Puma SE	228	27,184
		$847,022

Auto Manufacturers — 2.65%
Bayerische Motoren Werke AG	1,315	131,312
Daimler AG	1,672	149,288
Ferrari NV	227	46,835
Honda Motor Co Ltd	4,100	131,014
Porsche Automobil Holding SE	266	28,500
Renault SA (a)	1,141	46,115
Stellantis NV	2,509	49,249
Suzuki Motor Corp	1,600	67,704
Toyota Motor Corp	5,300	463,234
Volkswagen AG	151	49,561
Volvo AB, Class B	3,515	84,568
		$1,247,380

Auto Parts & Equipment — 0.70%
Cie Generale des Etablissements Michelin SCA	552	88,035
Continental AG (a)	192	28,226
Faurecia SE	761	37,331
Magna International Inc	780	72,217
NGK Spark Plug Co Ltd	2,000	29,632
Toyoda Gosei Co Ltd	1,300	32,004
Valeo SA	1,369	41,183
		$328,628

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Banks — 11.02%
ABN AMRO Bank NV (a),(b)	3,478	$42,032
Australia & New Zealand Banking Group Ltd	5,816	122,782
Banco Bilbao Vizcaya Argentaria SA	16,662	103,289
Banco Santander SA	17,937	68,475
Bank Hapoalim BM (a)	4,284	34,376
Bank Leumi Le-Israel BM (a)	5,090	38,657
Bank of East Asia Ltd/The	7,800	14,486
Bank of Montreal	2,205	226,014
Bank of Nova Scotia/The	3,932	255,726
Banque Cantonale Vaudoise	230	20,657
Barclays PLC	39,824	94,268
BNP Paribas SA	2,260	141,681
BOC Hong Kong Holdings Ltd	18,500	62,784
CaixaBank SA	18,242	56,109
Canadian Imperial Bank of Commerce	1,159	131,935
Chiba Bank Ltd/The	5,700	34,325
Commerzbank AG (a)	7,354	52,163
Commonwealth Bank of Australia	2,375	177,882
Concordia Financial Group Ltd	9,600	35,170
Credit Agricole SA	4,104	57,491
Credit Suisse Group AG	7,068	74,037
Danske Bank A/S	2,887	50,800
DBS Group Holdings Ltd	7,100	157,396
Deutsche Bank AG (a)	5,873	76,506
DNB ASA	1,481	32,268
Erste Group Bank AG	1,425	52,279
FinecoBank Banca Fineco SpA (a)	3,382	58,950
Hang Seng Bank Ltd	1,900	37,954
HSBC Holdings PLC	3,649	21,064
ING Groep NV	8,666	114,471
Intesa Sanpaolo SpA	43,891	121,236
Israel Discount Bank Ltd, Class A (a)	4,690	22,327
KBC Group NV	419	31,946
Lloyds Banking Group PLC	81,870	52,877
Macquarie Group Ltd	515	60,417
Mediobanca Banca di Credito Finanziario SpA (a)	2,014	23,523
Mitsubishi UFJ Financial Group Inc	30,400	164,211
Mizrahi Tefahot Bank Ltd (a)	1,655	50,968
Mizuho Financial Group Inc	8,100	115,746
National Australia Bank Ltd	6,631	130,390
National Bank of Canada	1,635	122,361
Natixis SA	4,182	19,835
Natwest Group PLC	9,937	27,932
Nordea Bank Abp	8,304	92,432
Oversea-Chinese Banking Corp Ltd	10,600	94,199
Raiffeisen Bank International AG	932	21,108
Royal Bank of Canada	4,160	421,470
Shizuoka Bank Ltd/The	5,100	39,434
Skandinaviska Enskilda Banken AB, Class A	5,244	67,740
Societe Generale SA	1,256	37,024
Standard Chartered PLC	4,693	29,927
Sumitomo Mitsui Financial Group Inc	4,100	141,348
Sumitomo Mitsui Trust Holdings Inc	1,800	57,162
Svenska Handelsbanken AB, Class A	6,234	70,337
Swedbank AB, Class A	2,146	39,931
Toronto-Dominion Bank/The	3,876	271,626
UBS Group AG	12,867	196,916
UniCredit SpA	3,420	40,350
United Overseas Bank Ltd	2,300	44,163
Westpac Banking Corp	7,201	139,384
		$5,194,347

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Beverages — 0.79%
Asahi Group Holdings Ltd	1,800	$84,106
Carlsberg A/S, Class B	227	42,314
Coca-Cola HBC AG	1,272	45,995
Davide Campari-Milano NV	2,431	32,558
Diageo PLC	702	33,609
Endeavour Group Ltd (a)	3,420	16,133
Heineken Holding NV	343	34,550
Heineken NV	113	13,694
JDE Peet's NV (a)	665	24,129
Pernod Ricard SA	76	16,870
Remy Cointreau SA	132	27,250
		$371,208

Biotechnology — 0.44%
Argenx SE (a)	94	28,433
CSL Ltd	552	118,061
Genmab A/S (a)	94	38,462
H Lundbeck A/S	626	19,914
		$204,870

Chemicals — 3.05%
Air Liquide SA	591	103,477
Air Water Inc	1,900	29,211
Akzo Nobel NV	932	115,153
Arkema SA	437	54,823
BASF SE	876	69,012
Brenntag SE	1,006	93,544
Chr Hansen Holding A/S	341	30,776
Clariant AG	1,254	24,938
Covestro AG (b)	798	51,532
Croda International PLC	361	36,794
EMS-Chemie Holding AG	12	11,789
Evonik Industries AG	1,463	49,059
Givaudan SA	15	69,760
ICL Group Ltd	3,192	21,648
Johnson Matthey PLC	1,046	44,464
Koninklijke DSM NV	75	13,998
LANXESS AG	857	58,756
Mitsubishi Gas Chemical Co Inc	1,500	31,811
Mitsui Chemicals Inc	1,500	51,780
Nippon Sanso Holdings Corp	1,900	38,942
Nissan Chemical Corp	700	34,277
Novozymes A/S, Class B	515	38,818
Nutrien Ltd	1,501	90,949
Shin-Etsu Chemical Co Ltd	900	150,520
Solvay SA	190	24,151
Symrise AG	286	39,847
Yara International ASA	1,084	57,057
		$1,436,886

Commercial Services — 2.52%
Adecco Group AG	838	56,932
Adyen NV (a),(b)	39	95,286
Afterpay Ltd (a)	341	30,220
Ashtead Group PLC	1,178	87,408
Atlantia SpA (a)	1,273	23,049
Brambles Ltd	4,142	35,536
Bureau Veritas SA (a)	247	7,814
Dai Nippon Printing Co Ltd	1,900	40,174
Experian PLC	1,481	57,076
Intertek Group PLC	417	31,899
Nexi SpA (a),(b)	1,178	25,855
Nihon M&A Center Inc	1,800	46,679

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Commercial Services (continued)
Persol Holdings Co Ltd	1,900	$37,540
Randstad NV	646	49,407
Recruit Holdings Co Ltd	3,400	167,406
RELX PLC	2,735	72,602
Rentokil Initial PLC	4,903	33,573
Ritchie Bros Auctioneers Inc	341	20,216
Secom Co Ltd	900	68,406
Securitas AB, Class B	2,851	45,007
SGS SA	13	40,099
Sohgo Security Services Co Ltd	700	31,883
Toppan Printing Co Ltd	2,300	36,955
Transurban Group	1,177	12,561
Worldline SA (a),(b)	342	32,012
		$1,185,595

Computers — 2.05%
Atos SE	323	19,648
Bechtle AG	208	38,636
Capgemini SE	645	123,899
CGI Inc (a)	857	77,701
Check Point Software Technologies Ltd (a)	515	59,807
Computershare Ltd	3,914	49,607
Fujitsu Ltd	700	131,059
Itochu Techno-Solutions Corp	1,100	34,061
Logitech International SA	800	96,925
NEC Corp	1,200	61,785
Nomura Research Institute Ltd	1,900	62,852
NTT Data Corp	3,700	57,717
Otsuka Corp	800	41,982
SCSK Corp	500	29,794
Teleperformance	192	77,929
		$963,402

Construction Materials — 2.25%
Cie de Saint-Gobain	1,310	86,272
CRH PLC	1,901	95,800
Daikin Industries Ltd	600	111,742
Geberit AG	126	94,508
HeidelbergCement AG	590	50,609
Holcim Ltd	1,558	93,455
Investment AB Latour	1,311	43,015
James Hardie Industries PLC	1,634	55,475
Kingspan Group PLC	589	55,621
Lixil Corp	1,600	41,377
Nibe Industrier AB	5,378	56,569
Rinnai Corp	300	28,543
ROCKWOOL International A/S	88	42,841
Sika AG	379	123,910
Taiheiyo Cement Corp	1,400	30,711
Xinyi Glass Holdings Ltd	12,000	48,916
		$1,059,364

Distribution/Wholesale — 1.60%
Bunzl PLC	2,507	82,849
Ferguson PLC	990	137,631
ITOCHU Corp	4,200	120,978
Mitsubishi Corp	4,300	117,201
Mitsui & Co Ltd	5,300	119,291
Sumitomo Corp	4,900	65,630
Toromont Industries Ltd	627	54,627
Toyota Tsusho Corp	1,200	56,708
		$754,915

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services — 2.60%
Acom Co Ltd	7,600	$33,110
Amundi SA (b)	553	48,753
ASX Ltd	571	33,277
Brookfield Asset Management Inc, Class A	1,350	68,872
Daiwa Securities Group Inc	9,400	51,622
Deutsche Boerse AG	305	53,235
EQT AB	1,369	49,685
Hargreaves Lansdown PLC	949	20,860
Hong Kong Exchanges & Clearing Ltd	2,300	137,094
IGM Financial Inc	1,901	67,109
Japan Exchange Group Inc	2,300	51,136
Julius Baer Group Ltd	874	57,036
London Stock Exchange Group PLC	381	42,005
Magellan Financial Group Ltd	531	21,448
Nomura Holdings Inc	13,300	67,976
Onex Corp	436	31,659
ORIX Corp	5,200	87,739
Partners Group Holding AG	61	92,398
Schroders PLC	1,006	48,887
Singapore Exchange Ltd	3,700	30,762
St James's Place PLC	2,622	53,571
Standard Life Aberdeen PLC	6,158	23,085
TMX Group Ltd	248	26,197
Tokyo Century Corp	475	25,525
		$1,223,041

Electric — 3.35%
AGL Energy Ltd	4,067	25,010
Algonquin Power & Utilities Corp	1,937	28,861
Atco Ltd, Class I	1,292	45,818
AusNet Services Ltd	16,683	21,895
Canadian Utilities Ltd, Class A	227	6,299
Chubu Electric Power Co Inc	3,900	47,673
CLP Holdings Ltd	7,125	70,476
E.ON SE	4,144	47,929
EDP - Energias de Portugal SA	1,598	8,470
Electricite de France SA	1,693	23,126
Elia Group SA	228	24,061
Emera Inc	721	32,711
Endesa SA	2,032	49,297
Enel SpA	25,668	238,374
Engie SA	3,382	46,334
Fortis Inc	950	42,051
Fortum OYJ	3,118	85,996
HK Electric Investments & HK Electric Investments Ltd	8,500	8,616
Hydro One Ltd (b)	2,204	53,269
Iberdrola SA	13,490	164,437
Kyushu Electric Power Co Inc	3,900	30,015
Mercury NZ Ltd	3,990	18,603
National Grid PLC	1,310	16,686
Northland Power Inc	2,148	73,281
Origin Energy Ltd	6,899	23,334
Orsted A/S (b)	247	34,660
Power Assets Holdings Ltd	5,000	30,685
Red Electrica Corp SA	2,926	54,315
RWE AG	1,199	43,448
SSE PLC	2,165	44,938
Terna SPA	4,312	32,130
Tohoku Electric Power Co Inc	3,900	30,541
Uniper SE	836	30,789

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Electric (continued)
Verbund AG	495	$45,576
		$1,579,704

Electrical Components & Equipment — 0.84%
ABB Ltd	4,447	150,869
Brother Industries Ltd	1,900	37,916
Legrand SA	476	50,380
Prysmian SpA	1,425	51,079
Schneider Electric SE	666	104,779
		$395,023

Electronics — 1.59%
Assa Abloy AB, Class B	3,023	91,063
Azbil Corp	900	37,306
Halma PLC	970	36,121
Hoya Corp	900	119,330
MINEBEA MITSUMI Inc	2,100	55,555
Murata Manufacturing Co Ltd	1,500	114,524
Nidec Corp	1,100	127,481
Sartorius AG	113	58,822
Shimadzu Corp	1,297	50,143
Venture Corp Ltd	1,900	27,143
Yokogawa Electric Corp	1,900	28,390
		$745,878

Energy — Alternate Sources — 0.17%
Ballard Power Systems Inc (a)	949	17,210
Siemens Gamesa Renewable Energy SA (a)	610	20,369
Vestas Wind Systems A/S	1,139	44,461
		$82,040

Engineering & Construction — 1.28%
ACS Actividades de Construccion y Servicios SA	722	19,340
ACS Actividades de Construccion y Servicios SA – Rights (a)	646	904
Bouygues SA	591	21,857
CK Infrastructure Holdings Ltd	8,000	47,706
Eiffage SA	228	23,196
HOCHTIEF AG	401	30,792
Infrastrutture Wireless Italiane SpA (b)	2,187	24,667
Kajima Corp	3,100	39,261
Keppel Corp Ltd	1,800	7,322
Lendlease Corp Ltd	2,263	19,449
Obayashi Corp	5,000	39,741
Shimizu Corp	5,300	40,646
Singapore Technologies Engineering Ltd	15,300	44,033
Skanska AB, Class B	2,659	70,529
Taisei Corp	1,400	45,871
Vinci SA	552	58,901
WSP Global Inc	572	66,770
		$600,985

Entertainment — 0.69%
Aristocrat Leisure Ltd	2,033	65,697
Entain PLC (a)	2,298	55,487
Evolution Gaming Group AB (b)	436	68,899
Flutter Entertainment PLC (a)	192	34,764
Genting Singapore Ltd	9,500	5,899
La Francaise des Jeux SAEM (b)	780	45,856
Tabcorp Holdings Ltd	12,219	47,468
		$324,070

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Environmental Control — 0.13%
GFL Environmental Inc	648	$20,711
Kurita Water Industries Ltd	800	38,382
		$59,093

Food — 5.98%
a2 Milk Co Ltd (a)	7,125	32,074
Ajinomoto Co Inc	2,500	64,899
Associated British Foods PLC	819	25,106
Barry Callebaut AG	14	32,532
Calbee Inc	1,300	29,980
Carrefour SA	1,826	35,910
Chocoladefabriken Lindt & Spruengli AG	1	9,949
Coles Group Ltd	3,248	41,628
Danone SA	1,634	115,030
Empire Co Ltd	1,541	48,607
Etablissements Franz Colruyt NV	760	42,499
George Weston Ltd	571	54,424
HelloFresh SE (a)	609	59,200
ICA Gruppen AB	987	45,936
J Sainsbury PLC	8,703	32,722
Jeronimo Martins SGPS SA	2,738	49,932
Kerry Group PLC, Class A	322	44,977
Kesko Oyj, Class B	2,488	91,897
Kobe Bussan Co Ltd	1,400	44,106
Koninklijke Ahold Delhaize NV	3,363	99,971
Loblaw Cos Ltd	1,009	62,098
MEIJI Holdings Co Ltd	700	41,901
Metro Inc	1,293	61,990
Nestle SA	7,183	894,488
NH Foods Ltd	950	36,941
Nisshin Seifun Group Inc	2,400	35,105
Nissin Foods Holdings Co Ltd	600	43,206
Orkla ASA	5,301	53,994
Saputo Inc	1,671	49,836
Seven & i Holdings Co Ltd	2,600	123,968
Tesco PLC	15,258	47,057
Toyo Suisan Kaisha Ltd	900	34,633
WH Group Ltd (b)	56,500	50,793
Wilmar International Ltd	19,000	63,583
Wm Morrison Supermarkets PLC	20,104	68,607
Woolworths Group Ltd	3,420	97,797
Yakult Honsha Co Ltd	900	50,956
		$2,818,332

Forest Products & Paper — 0.71%
Mondi PLC	1,994	52,435
Oji Holdings Corp	7,200	41,348
Smurfit Kappa Group PLC	1,579	85,658
Stora Enso Oyj, Class R	3,020	55,093
Svenska Cellulosa AB SCA, Class B	1,788	29,302
UPM-Kymmene Oyj	266	10,062
West Fraser Timber Co Ltd	854	61,308
		$335,206

Gas — 0.57%
Enagas SA	1,312	30,313
Hong Kong & China Gas Co Ltd	26,250	40,773
Naturgy Energy Group SA	1,807	46,453
Osaka Gas Co Ltd	2,500	46,559
Snam SpA	10,508	60,742
Tokyo Gas Co Ltd	2,400	45,302
		$270,142

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Hand/Machine Tools — 0.39%
Makita Corp	1,100	$51,784
Schindler Holding AG	207	62,034
Techtronic Industries Co Ltd	4,000	69,858
		$183,676

Healthcare — Products — 1.02%
Alcon Inc	190	13,303
Ambu A/S	417	16,032
Carl Zeiss Meditec AG	116	22,413
Coloplast A/S, Class B	247	40,528
Demant A/S (a)	817	45,988
DiaSorin SpA	97	18,345
EssilorLuxottica SA	96	17,717
Fisher & Paykel Healthcare Corp Ltd	1,082	23,537
GN Store Nord A/S	552	48,218
Koninklijke Philips NV	306	15,163
QIAGEN NV (a)	647	31,270
Sartorius Stedim Biotech	113	53,448
Siemens Healthineers AG (b)	645	39,525
Sonova Holding AG	95	35,731
Straumann Holding AG	38	60,578
		$481,796

Healthcare — Services — 1.00%
BioMerieux	152	17,663
Eurofins Scientific SE (a)	514	58,754
Fresenius Medical Care AG & Co KGaA	874	72,586
Fresenius SE & Co KGaA	1,557	81,224
Lonza Group AG	113	80,092
Orpea SA (a)	154	19,584
Ramsay Health Care Ltd	626	29,553
Ryman Healthcare Ltd	2,529	23,211
Sonic Healthcare Ltd	3,134	90,253
		$472,920

Holding Companies — Diversified — 0.18%
CK Hutchison Holdings Ltd	6,000	46,752
Jardine Matheson Holdings Ltd	391	24,993
Swire Pacific Ltd, Class A	2,000	13,562
		$85,307

Home Builders — 0.57%
Barratt Developments PLC	2,336	22,465
Berkeley Group Holdings PLC	379	24,090
Daiwa House Industry Co Ltd	2,300	69,044
Iida Group Holdings Co Ltd	1,600	41,190
Persimmon PLC	1,272	52,048
Sekisui House Ltd	3,000	61,528
		$270,365

Home Furnishings — 1.16%
Electrolux AB, Series B	2,263	62,749
Panasonic Corp	7,700	89,098
Rational AG	20	18,118
SEB SA	363	65,597
Sony Group Corp	3,200	311,517
		$547,079

Household Products — 1.54%
Beiersdorf AG	75	9,049
Essity AB, Class B	2,260	74,945
Kao Corp	1,600	98,438

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Household Products (continued)
L'Oreal SA	303	$135,018
Unicharm Corp	1,700	68,401
Unilever PLC	5,813	340,180
		$726,031

Household Products/Wares — 0.24%
Henkel AG & Co KGaA	325	29,924
Reckitt Benckiser Group PLC	949	83,977
		$113,901

Insurance — 6.28%
Admiral Group PLC	1,750	76,109
Aegon NV	5,075	21,056
Ageas SA	1,235	68,534
AIA Group Ltd	30,400	377,832
Allianz SE	1,237	308,462
Assicurazioni Generali SpA	3,913	78,437
Aviva PLC	18,070	101,460
AXA SA	4,142	105,030
Baloise Holding AG	173	26,981
Brookfield Asset Management Reinsurance Partners Ltd (a)	9	476
CNP Assurances	3,324	56,560
Direct Line Insurance Group PLC	6,993	27,569
Fairfax Financial Holdings Ltd	114	49,992
Gjensidige Forsikring ASA	1,196	26,364
Great-West Lifeco Inc	2,698	80,139
Hannover Rueck SE	189	31,621
iA Financial Corp Inc	1,160	63,156
Intact Financial Corp	551	74,858
Japan Post Insurance Co Ltd	1,900	35,128
Legal & General Group PLC	18,166	64,732
M&G PLC	15,846	50,174
Manulife Financial Corp	6,747	132,806
Medibank Pvt Ltd	13,015	30,843
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	154	42,173
NN Group NV	1,313	61,933
Phoenix Group Holdings PLC	4,903	45,876
Power Corp of Canada	3,420	108,096
Prudential PLC	5,568	105,790
QBE Insurance Group Ltd	3,535	28,605
Sampo Oyj, Class A	1,655	76,063
SCOR SE (a)	646	20,544
Sompo Holdings Inc	1,700	62,831
Sun Life Financial Inc	2,526	130,253
Suncorp Group Ltd	3,174	26,446
Swiss Life Holding AG	132	64,142
Swiss Re AG	533	48,090
T&D Holdings Inc	3,800	49,118
Tryg A/S	2,244	55,087
Zurich Insurance Group AG	360	144,428
		$2,957,794

Internet — 1.81%
Adevinta ASA (a)	1,121	21,482
Auto Trader Group PLC (a),(b)	3,685	32,287
Delivery Hero SE (a),(b)	208	27,475
Iliad SA	229	33,508
M3 Inc	1,100	80,330
Prosus NV	1,026	100,331
Scout24 AG (b)	94	7,927
SEEK Ltd	949	23,586
Shopify Inc, Class A (a)	268	391,940
Trend Micro Inc	900	47,149

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Internet (continued)
United Internet AG	496	$20,279
Wix.com Ltd (a)	95	27,577
ZOZO Inc	1,100	37,378
		$851,249

Investment Companies — 1.13%
Eurazeo SE	229	19,958
EXOR NV	284	22,751
Groupe Bruxelles Lambert SA	323	36,132
Industrivarden AB	1,179	45,848
Industrivarden AB, Class C	762	27,887
Investor AB, Class B	7,202	165,994
Kinnevik AB, Class B	952	38,111
L E Lundbergforetagen AB, Class B	113	7,291
Melrose Industries PLC	22,685	48,671
Sofina SA	75	32,353
Washington H Soul Pattinson & Co Ltd	1,787	45,204
Wendel SE	303	40,742
		$530,942

Iron & Steel — 0.66%
ArcelorMittal SA	2,223	68,139
BlueScope Steel Ltd	1,386	22,826
Evraz PLC	6,858	56,161
Fortescue Metals Group Ltd	6,858	120,041
voestalpine AG	1,104	44,953
		$312,120

Lodging — 0.18%
City Developments Ltd	3,900	21,143
Crown Resorts Ltd (a)	2,108	18,828
InterContinental Hotels Group PLC (a)	362	24,086
Whitbread PLC (a)	512	22,112
		$86,169

Machinery — Construction & Mining — 0.87%
Epiroc AB	2,089	40,996
Epiroc AB, Class A	2,737	62,364
Hitachi Ltd	2,400	137,417
Mitsubishi Electric Corp	6,500	94,345
Sandvik AB	2,907	74,254
		$409,376

Machinery — Diversified — 1.88%
Atlas Copco AB	781	41,066
Atlas Copco AB, Class A	1,008	61,718
CNH Industrial NV	3,818	63,041
FANUC Corp	500	120,595
GEA Group AG	1,520	61,568
Hexagon AB, Class B	6,117	90,632
Husqvarna AB	4,448	59,095
Keyence Corp	500	252,352
KION Group AG	210	22,381
Kone Oyj, Class B	588	47,969
Miura Co Ltd	700	30,339
Spirax-Sarco Engineering PLC	192	36,160
		$886,916

Media — 0.97%
Bollore SA	8,131	43,579
Informa PLC (a)	3,362	23,328
Pearson PLC	4,274	49,071

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Media (continued)
Quebecor Inc, Class B	1,690	$45,072
Schibsted ASA	456	18,992
Schibsted ASA, Class A	398	19,211
Shaw Communications Inc	2,888	83,663
Thomson Reuters Corp	401	39,831
Vivendi SE	2,529	84,955
Wolters Kluwer NV	495	49,726
		$457,428

Metal Fabrication & Hardware — 0.14%
SKF AB, Class B	1,844	46,951
Tenaris SA	1,939	21,134
		$68,085

Mining — 3.84%
Agnico Eagle Mines Ltd	420	25,398
Anglo American PLC	3,933	156,279
Antofagasta PLC	968	19,222
B2Gold Corp	8,303	34,830
Barrick Gold Corp	4,199	86,852
BHP Group Ltd	5,319	193,745
BHP Group PLC	6,405	188,719
Boliden AB	1,899	73,003
Cameco Corp	1,331	25,512
Evolution Mining Ltd	11,649	39,313
First Quantum Minerals Ltd	1,199	27,634
Franco-Nevada Corp	249	36,135
Fresnillo PLC	3,023	32,266
Glencore PLC	11,628	49,775
Kinross Gold Corp	6,535	41,437
Kirkland Lake Gold Ltd	1,273	49,057
Lundin Mining Corp	1,920	17,317
Newcrest Mining Ltd	2,774	52,592
Norsk Hydro ASA	7,259	46,319
Northern Star Resources Ltd	2,662	19,524
Pan American Silver Corp	629	17,963
Rio Tinto Ltd	1,370	130,114
Rio Tinto PLC	3,117	256,506
South32 Ltd	11,211	24,635
SSR Mining Inc	2,412	37,670
Sumitomo Metal Mining Co Ltd	1,300	50,610
Teck Resources Ltd, Class B	1,122	25,841
Wheaton Precious Metals Corp	705	31,075
Yamana Gold Inc	4,465	18,802
		$1,808,145

Miscellaneous Manufacture — 0.76%
Alfa Laval AB	1,426	50,371
Alstom SA (a)	476	24,039
Knorr-Bremse AG	246	28,294
Siemens AG	1,465	232,114
Smiths Group PLC	1,082	23,798
		$358,616

Oil & Gas — 1.19%
Canadian Natural Resources Ltd	1,462	53,073
Cenovus Energy Inc	3,250	31,095
DCC PLC	610	49,937
Equinor ASA	1,579	33,410
Imperial Oil Ltd	856	26,089
Lundin Energy AB	702	24,838
Neste OYJ	590	36,127

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Oil & Gas (continued)
Oil Search Ltd	7,297	$20,850
OMV AG	894	50,851
Parkland Corp	685	22,137
Repsol SA	2,528	31,636
Royal Dutch Shell PLC, Class A	4,011	80,274
Royal Dutch Shell PLC, Class B	3,763	72,823
Santos Ltd	4,559	24,241
TotalEnergies SE	114	5,158
		$562,539

Packaging & Containers — 0.16%
CCL Industries Inc, Class B	1,351	74,405

Pharmaceuticals — 7.15%
Alfresa Holdings Corp	1,900	28,373
Amplifon SpA	951	46,955
AstraZeneca PLC	1,902	228,453
Bausch Health Cos Inc (a)	1,653	48,513
Canopy Growth Corp (a)	781	18,889
Chugai Pharmaceutical Co Ltd	2,400	95,097
Daiichi Sankyo Co Ltd	4,200	90,525
Eisai Co Ltd	1,100	108,173
GlaxoSmithKline PLC	10,887	213,761
Grifols SA	1,921	52,026
Hikma Pharmaceuticals PLC	1,484	50,212
Ipsen SA	401	41,710
Medipal Holdings Corp	1,900	36,291
Merck KGaA	439	84,172
Nippon Shinyaku Co Ltd	500	39,651
Novartis AG	5,054	460,582
Novo Nordisk A/S, Class B	2,357	197,467
Ono Pharmaceutical Co Ltd	1,900	42,397
Orion Oyj, Class B	591	25,403
Otsuka Holdings Co Ltd	1,800	74,644
Recordati Industria Chimica e Farmaceutica SpA	493	28,177
Roche Holding AG	1,921	728,724
Sanofi	2,413	252,817
Santen Pharmaceutical Co Ltd	3,200	44,070
Shionogi & Co Ltd	1,300	67,765
Sumitomo Dainippon Pharma Co Ltd	2,375	49,768
Takeda Pharmaceutical Co Ltd	4,000	133,903
Teva Pharmaceutical Industries Ltd (a)	2,564	25,384
UCB SA	534	55,822
		$3,369,724

Pipelines — 0.54%
AltaGas Ltd	3,590	75,357
APA Group	3,951	26,371
Enbridge Inc	647	25,904
Inter Pipeline Ltd	1,500	24,383
Keyera Corp	988	26,549
Koninklijke Vopak NV	133	6,040
TC Energy Corp	1,388	68,683
		$253,287

Private Equity — 0.06%
3i Group PLC	1,712	27,779

Real Estate — 1.78%
Aroundtown SA	3,135	24,460
CapitaLand Ltd	2,000	5,518
CK Asset Holdings Ltd	7,000	48,324
Daito Trust Construction Co Ltd	400	43,746

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Real Estate (continued)
Deutsche Wohnen SE	173	$10,581
ESR Cayman Ltd (a),(b)	6,600	22,271
Fastighets AB Balder, Class B (a)	723	45,366
FirstService Corp	287	49,225
Hang Lung Properties Ltd	3,000	7,287
Henderson Land Development Co Ltd	1,000	4,740
Hongkong Land Holdings Ltd	1,789	8,516
Hulic Co Ltd	3,200	36,005
LEG Immobilien SE	227	32,690
Mitsubishi Estate Co Ltd	4,500	72,769
Mitsui Fudosan Co Ltd	3,800	88,009
New World Development Co Ltd	1,000	5,197
Nomura Real Estate Holdings Inc	1,400	35,512
REA Group Ltd	343	43,480
Sino Land Co Ltd	4,000	6,306
Sumitomo Realty & Development Co Ltd	1,700	60,750
Sun Hung Kai Properties Ltd	3,000	44,705
Swire Properties Ltd	2,800	8,348
Swiss Prime Site AG	287	28,475
Tokyu Fudosan Holdings Corp	7,500	45,097
UOL Group Ltd	1,500	8,143
Vonovia SE	855	55,273
		$840,793

REITs — 0.90%
Ascendas Real Estate Investment Trust	2,100	4,607
Canadian Apartment Properties REIT	570	26,725
CapitaLand Integrated Commercial Trust	3,900	6,062
Dexus	969	7,754
Goodman Group	5,492	87,193
GPT Group/The	6,213	22,831
Link REIT	4,400	42,644
Mapletree Commercial Trust	15,300	24,576
Mapletree Logistics Trust	17,100	26,069
Orix JREIT Inc	22	42,339
RioCan Real Estate Investment Trust	1,142	20,342
Scentre Group	12,008	24,675
Segro PLC	2,755	41,711
Stockland	6,556	22,912
Suntec Real Estate Investment Trust	4,000	4,343
Vicinity Centres	16,779	19,441
		$424,224

Retail — 2.93%
Alimentation Couche-Tard Inc, Class B	2,680	98,479
Canadian Tire Corp Ltd, Class A	438	69,311
Cie Financiere Richemont SA	551	66,668
Cosmos Pharmaceutical Corp	200	29,344
Dollarama Inc	760	34,787
Fast Retailing Co Ltd	100	75,278
Hennes & Mauritz AB, Class B (a)	1,291	30,623
JD Sports Fashion PLC	5,224	66,410
Kingfisher PLC	14,878	75,017
Marui Group Co Ltd	2,100	39,469
McDonald's Holdings Co Japan Ltd	800	35,285
Moncler SpA	819	55,413
Next PLC (a)	248	26,951
Nitori Holdings Co Ltd	300	53,090
Pan Pacific International Holdings Corp	2,300	47,741
Pandora A/S	456	61,297
Restaurant Brands International Inc	609	39,239
Shimamura Co Ltd	300	28,786
Sundrug Co Ltd	900	28,597

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Retail (continued)
Swatch Group AG/The	855	$83,012
Tsuruha Holdings Inc	300	34,862
USS Co Ltd	1,900	33,145
Welcia Holdings Co Ltd	1,200	39,210
Wesfarmers Ltd	2,908	128,888
Yamada Holdings Co Ltd	7,500	34,632
Zalando SE (a),(b)	532	64,312
		$1,379,846

Semiconductors — 2.29%
ASM International NV	172	56,494
ASML Holding NV	1,063	730,306
Infineon Technologies AG	1,386	55,581
STMicroelectronics NV	1,806	65,540
Tokyo Electron Ltd	400	173,113
		$1,081,034

Shipbuilding — 0.10%
Wartsila OYJ Abp	3,286	48,763

Software — 1.62%
BlackBerry Ltd (a)	2,318	28,330
Constellation Software Inc	58	87,843
Dassault Systemes SE	227	55,044
Koei Tecmo Holdings Co Ltd	700	34,151
Konami Holdings Corp	600	36,023
Nemetschek SE	267	20,427
Open Text Corp	722	36,665
Oracle Corp Japan	400	30,604
Sage Group PLC/The	6,328	59,892
SAP SE	1,387	195,448
TeamViewer AG (a),(b)	474	17,828
Temenos AG	153	24,573
TIS Inc	1,900	48,520
WiseTech Global Ltd	1,615	38,673
Xero Ltd (a)	476	48,941
		$762,962

Telecommunications — 4.30%
BCE Inc	1,120	55,232
BT Group PLC (a)	14,992	40,233
Deutsche Telekom AG	7,849	165,775
Elisa OYJ	514	30,669
Hikari Tsushin Inc	200	35,123
HKT Trust & HKT Ltd	19,000	25,890
KDDI Corp	4,100	127,877
Koninklijke KPN NV	24,946	77,913
Nice Ltd (a)	152	37,122
Nippon Telegraph & Telephone Corp	4,100	106,823
Orange SA	6,668	76,022
PCCW Ltd	39,000	20,444
Proximus SADP	1,768	34,150
Rogers Communications Inc, Class B	1,425	75,756
SES SA	2,662	20,334
Singapore Telecommunications Ltd	19,200	32,697
Softbank Corp	9,400	122,984
SoftBank Group Corp	3,900	272,942
Spark New Zealand Ltd	9,122	30,606
Swisscom AG	73	41,674
Tele2 AB, Class B	3,742	50,983
Telecom Italia SpA/Milano	179,343	92,469
Telefonaktiebolaget LM Ericsson, Class B	10,165	127,756
Telefonica Deutschland Holding AG	9,253	24,412

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Telecommunications (continued)
Telefonica SA	7,827	$36,576
Telenor ASA	3,384	57,028
Telia Co AB	1,901	8,436
Telstra Corp Ltd	12,976	36,590
TELUS Corp	2,643	59,274
TPG Telecom Ltd	8,112	38,083
Vodafone Group PLC	39,350	66,049
		$2,027,922

Textiles — 0.07%
Teijin Ltd	2,300	35,050

Toys, Games & Hobbies — 0.37%
Nintendo Co Ltd	300	174,499

Transportation — 2.24%
AP Moller - Maersk A/S	31	86,110
AP Moller - Maersk A/S, Class B	35	100,598
Aurizon Holdings Ltd	9,730	27,145
Canadian National Railway Co	911	96,119
Canadian Pacific Railway Ltd	1,692	130,108
Deutsche Post AG	3,438	233,834
DSV PANALPINA A/S	534	124,533
Kuehne + Nagel International AG	210	71,857
MTR Corp Ltd	1,500	8,356
Poste Italiane SpA (b)	5,624	74,356
SG Holdings Co Ltd	1,900	49,820
Yamato Holdings Co Ltd	1,800	51,199
		$1,054,035

Water — 0.14%
Severn Trent PLC	211	7,300
Suez SA	969	23,037
United Utilities Group PLC	571	7,697
Veolia Environnement SA	971	29,325
		$67,359
TOTAL COMMON STOCKS		$46,780,738
PREFERRED STOCKS — 0.35%	Shares Held	Value

Auto Manufacturers — 0.21%
Volkswagen AG
2.84%, 09/29/2023	400	$100,172

Chemicals — 0.05%
Fuchs Petrolub SE
1.88%, 07/09/2021	476	23,152

Household Products/Wares — 0.09%
Henkel AG & Co KGaA
1.98%, 08/07/2022	379	40,015
TOTAL PREFERRED STOCKS		$163,339
INVESTMENT COMPANIES — 0.28%	Shares Held	Value

Money Market Fund — 0.28%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (c)	130,678	$130,678
TOTAL INVESTMENT COMPANIES		$130,678
Total Investments		$47,074,755
Other Assets and Liabilities — 0.09%		43,282

Total Net Assets — 100.00%		$47,118,037

See accompanying notes.

Schedule of Investments
Principal International Adaptive Multi-Factor ETF
June 30, 2021

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $859,595 or 1.82% of net assets.
(c)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Location	Percent
Japan	21.29%
Canada	12.28%
United Kingdom	9.28%
Switzerland	9.22%
France	8.09%
Germany	7.52%
Australia	6.29%
Sweden	4.48%
Netherlands	4.26%
Hong Kong	2.84%
Italy	2.49%
Denmark	2.37%
Spain	1.56%
Singapore	1.29%
Finland	1.27%
Ireland	1.02%
Norway	0.78%
Israel	0.76%
Belgium	0.74%
Austria	0.46%
Luxembourg	0.41%
United States	0.38%
New Zealand	0.37%
Portugal	0.12%
Isle Of Man	0.12%
Jordan	0.11%
Mexico	0.07%
Chile	0.04%
Other Assets and Liabilities	0.09%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS — 98.04%	Shares Held	Value

Advertising — 0.67%
Dentsu Group Inc	2,800	$100,185
DKSH Holding AG	2,284	174,771
Publicis Groupe SA	1,802	115,255
Stroeer SE & Co KGaA	1,348	107,971
WPP PLC	8,721	117,525
		$615,707

Aerospace & Defense — 0.62%
Airbus SE (a)	2,633	338,558
BAE Systems PLC	15,899	114,804
Rheinmetall AG	1,086	107,268
Safran SA	68	9,427
		$570,057

Agriculture — 0.72%
British American Tobacco PLC	11,645	451,039
Imperial Brands PLC	5,382	115,918
Japan Tobacco Inc (b)	4,800	90,668
		$657,625

Airlines — 0.05%
Singapore Airlines Ltd (a)	13,500	48,691

Apparel — 0.85%
adidas AG	181	67,369
Kering SA	30	26,217
LVMH Moet Hennessy Louis Vuitton SE	879	689,256
		$782,842

Auto Manufacturers — 2.26%
Bayerische Motoren Werke AG	1,439	152,389
Daimler AG	3,633	324,380
Honda Motor Co Ltd	7,500	239,660
Porsche Automobil Holding SE	2,971	318,326
Toyota Motor Corp	9,400	821,585
Volvo AB, Class B (b)	9,060	217,975
		$2,074,315

Auto Parts & Equipment — 1.18%
Aisin Corp	2,286	97,741
Brembo SpA	8,839	111,935
Bridgestone Corp	2,300	104,654
Cie Generale des Etablissements Michelin SCA	737	117,539
Denso Corp	2,400	163,730
Georg Fischer AG	134	198,846
NGK Insulators Ltd	5,000	83,892
Nokian Renkaat OYJ	3,042	122,820
Toyota Industries Corp	900	77,852
		$1,079,009

Banks — 11.58%
Australia & New Zealand Banking Group Ltd	12,260	258,822
Banca Mediolanum SpA	11,660	113,427
Banco Bilbao Vizcaya Argentaria SA	60,885	377,432
Banco Santander SA	70,878	270,578
Bank Hapoalim BM (a)	3,657	29,344
Bank Leumi Le-Israel BM (a)	4,319	32,802
Bank of East Asia Ltd/The	32,800	60,917
Bank of Montreal	4,732	485,034
Bank of Nova Scotia/The	7,979	518,931
Bankinter SA	15,857	79,704
Barclays PLC	60,137	142,350
BNP Paribas SA	4,616	289,380

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
CaixaBank SA	35,573	$109,417
Canadian Imperial Bank of Commerce	1,882	214,238
Commonwealth Bank of Australia	7,582	567,873
Credit Agricole SA	7,605	106,534
DBS Group Holdings Ltd	15,600	345,829
Deutsche Bank AG (a)	9,212	120,002
DNB ASA	1,627	35,449
Erste Group Bank AG	3,247	119,123
FinecoBank Banca Fineco SpA (a)	6,727	117,255
Hang Seng Bank Ltd	3,630	72,513
HSBC Holdings PLC	44,603	257,471
ING Groep NV	16,881	222,985
Intesa Sanpaolo SpA	74,910	206,917
Japan Post Bank Co Ltd	9,000	75,584
KBC Group NV	1,513	115,357
Lloyds Banking Group PLC	283,222	182,923
Macquarie Group Ltd	49	5,748
Mediobanca Banca di Credito Finanziario SpA (a)	9,928	115,955
Mitsubishi UFJ Financial Group Inc	90,600	489,393
Mizrahi Tefahot Bank Ltd (a)	1,268	39,049
Mizuho Financial Group Inc	22,610	323,087
National Australia Bank Ltd	14,190	279,028
National Bank of Canada	1,879	140,622
Natwest Group PLC	40,909	114,990
Nordea Bank Abp	6,816	75,869
Oversea-Chinese Banking Corp Ltd	37,300	331,475
Resona Holdings Inc	20,700	79,599
Royal Bank of Canada	7,966	807,075
Skandinaviska Enskilda Banken AB, Class A	5,506	71,124
Standard Chartered PLC	16,073	102,498
Sumitomo Mitsui Financial Group Inc	10,900	375,778
Sumitomo Mitsui Trust Holdings Inc	2,600	82,567
Svenska Handelsbanken AB, Class A	6,181	69,739
Swedbank AB, Class A	3,811	70,911
Toronto-Dominion Bank/The	10,431	730,995
UBS Group AG	27,968	428,022
United Overseas Bank Ltd	2,800	53,764
Westpac Banking Corp	15,767	305,189
		$10,620,668

Beverages — 1.12%
Anheuser-Busch InBev SA	1,777	128,131
Asahi Group Holdings Ltd	2,300	107,469
Carlsberg A/S, Class B	882	164,410
Coca-Cola HBC AG	3,476	125,690
Diageo PLC	4,628	221,570
Endeavour Group Ltd (a)	5,320	25,096
Royal Unibrew A/S	1,293	164,696
Suntory Beverage & Food Ltd (b)	2,500	94,064
		$1,031,126

Biotechnology — 0.45%
CSL Ltd	1,950	417,063

Chemicals — 3.24%
Air Liquide SA	2,034	356,129
Akzo Nobel NV	988	122,072
Arkema SA	909	114,036
Asahi Kasei Corp	7,800	85,692
BASF SE	3,709	292,200
Brenntag SE	1,288	119,767
Covestro AG (c)	1,635	105,582
Evonik Industries AG	3,111	104,321

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Chemicals (continued)
ICL Group Ltd	5,647	$38,297
Kansai Paint Co Ltd	3,200	81,545
LANXESS AG	1,491	102,223
Mitsubishi Gas Chemical Co Inc	3,400	72,104
Mitsui Chemicals Inc	2,800	96,656
Nippon Sanso Holdings Corp	4,800	98,381
Nissan Chemical Corp	1,900	93,037
Nitto Denko Corp	1,000	74,621
Novozymes A/S, Class B	1,175	88,566
Nutrien Ltd (b)	2,368	143,482
Shin-Etsu Chemical Co Ltd	1,300	217,418
Solvay SA	884	112,367
Sumitomo Chemical Co Ltd	17,000	90,130
Symrise AG	909	126,647
Tosoh Corp	4,800	82,783
Wacker Chemie AG	773	119,202
Yara International ASA	664	34,950
		$2,972,208

Coal — 0.00%
Thungela Resources Ltd (a)	4	11

Commercial Services — 2.28%
Adecco Group AG	2,602	176,776
Adyen NV (a),(c)	112	273,643
Ashtead Group PLC	1,855	137,641
Brambles Ltd	10,682	91,645
Bureau Veritas SA (a)	3,870	122,431
GMO Payment Gateway Inc	600	78,149
Intertek Group PLC	1,431	109,467
Randstad NV	1,566	119,769
Recruit Holdings Co Ltd	3,700	182,177
RELX PLC	8,376	222,345
Ritchie Bros Auctioneers Inc	2,179	129,183
Securitas AB, Class B	3,948	62,324
SGS SA	61	188,159
Sohgo Security Services Co Ltd	2,100	95,648
Worley Ltd	10,773	96,627
		$2,085,984

Computers — 1.66%
Avast PLC (c)	3,031	20,536
Bechtle AG	589	109,405
Capgemini SE	649	124,667
CGI Inc (a)	1,534	139,082
Computershare Ltd	7,516	95,259
Fujitsu Ltd	600	112,336
Itochu Techno-Solutions Corp	2,800	86,701
Logitech International SA	1,725	208,995
Netcompany Group A/S (c)	1,423	161,672
NTT Data Corp	5,700	88,916
Obic Co Ltd	500	93,209
Otsuka Corp	2,100	110,203
SCSK Corp	200	11,918
Softwareone Holding AG	6,794	160,442
		$1,523,341

Construction Materials — 2.07%
AGC Inc	2,300	96,476
Boral Ltd (a)	20,584	113,462
Buzzi Unicem SpA	4,237	112,387
Cie de Saint-Gobain	1,863	122,691
CRH PLC	3,290	165,797

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Construction Materials (continued)
Daikin Industries Ltd	1,100	$204,861
Geberit AG	278	208,519
HeidelbergCement AG	1,215	104,219
Holcim Ltd	2,986	179,112
Lixil Corp	3,100	80,168
Nibe Industrier AB	8,660	91,092
Rinnai Corp	700	66,601
Sika AG	567	185,374
TOTO Ltd	1,700	87,988
Xinyi Glass Holdings Ltd	20,000	81,527
		$1,900,274

Distribution/Wholesale — 2.03%
Bunzl PLC	3,454	114,144
Ferguson PLC	925	128,595
ITOCHU Corp	11,500	331,248
Jardine Cycle & Carriage Ltd	3,200	50,831
Marubeni Corp	10,700	93,049
Mitsubishi Corp	5,900	160,810
Mitsui & Co Ltd	15,200	342,118
Rexel SA	5,555	116,192
Seven Group Holdings Ltd	5,012	76,490
Sumitomo Corp	6,100	81,703
Toromont Industries Ltd	1,667	145,237
Toyota Tsusho Corp	2,300	108,691
Travis Perkins PLC (a)	4,648	108,596
		$1,857,704

Diversified Financial Services — 3.08%
Acom Co Ltd	19,100	83,212
Amundi SA (c)	1,375	121,221
Brookfield Asset Management Inc, Class A	6,494	331,301
Daiwa Securities Group Inc	17,000	93,359
EQT AB	2,042	74,110
Euronext NV (c)	1,091	118,628
Hargreaves Lansdown PLC	5,210	114,519
Hong Kong Exchanges & Clearing Ltd	5,164	307,806
IGM Financial Inc	4,188	147,844
Julius Baer Group Ltd	2,741	178,872
Magellan Financial Group Ltd	2,503	101,102
Nomura Holdings Inc	16,800	85,864
Onex Corp	2,052	149,000
ORIX Corp	5,300	89,427
Partners Group Holding AG	142	215,091
SBI Holdings Inc	3,200	75,697
Schroders PLC	2,293	111,429
Singapore Exchange Ltd	7,600	63,187
St James's Place PLC	6,301	128,738
Standard Life Aberdeen PLC	27,692	103,810
TMX Group Ltd	1,228	129,715
		$2,823,932

Electric — 2.11%
A2A SpA	60,487	123,650
AGL Energy Ltd	11,711	72,018
BKW AG	1,615	168,089
Chubu Electric Power Co Inc	6,600	80,677
CLP Holdings Ltd	7,006	69,299
Emera Inc	2,870	130,210
Endesa SA	4,161	100,948
Enel SpA	28,871	268,119
Fortum OYJ	4,126	113,797
Hera SpA	28,726	118,672

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Electric (continued)
Hydro One Ltd (c)	5,478	$132,398
Iberdrola SA	23,710	289,013
Kansai Electric Power Co Inc/The	8,200	78,203
Power Assets Holdings Ltd	12,500	76,713
Red Electrica Corp SA	6,216	115,387
		$1,937,193

Electrical Components & Equipment — 1.42%
ABB Ltd	13,932	472,657
Brother Industries Ltd	3,700	73,837
Legrand SA	1,186	125,526
Prysmian SpA	3,389	121,479
Schneider Electric SE	2,290	360,275
Signify NV (c)	2,276	143,952
		$1,297,726

Electronics — 1.46%
Assa Abloy AB, Class B	2,336	70,368
Electrocomponents PLC	8,087	115,112
Hirose Electric Co Ltd	500	73,136
Hoya Corp	1,700	225,402
Murata Manufacturing Co Ltd	2,900	221,412
Nidec Corp	2,300	266,551
Sartorius AG	292	151,999
Spectris PLC	2,415	108,171
Taiyo Yuden Co Ltd	2,100	103,776
		$1,335,927

Energy — Alternate Sources — 0.00%
Vestas Wind Systems A/S	78	3,045

Engineering & Construction — 1.11%
Ackermans & van Haaren NV	691	116,676
ACS Actividades de Construccion y Servicios SA	3,325	89,064
ACS Actividades de Construccion y Servicios SA – Rights (a)	3,091	4,325
Auckland International Airport Ltd (a)	5,613	28,524
Bouygues SA	2,744	101,483
CK Infrastructure Holdings Ltd	12,500	74,540
HOCHTIEF AG	1,229	94,374
Kajima Corp	6,100	77,255
Obayashi Corp	9,400	74,713
Singapore Technologies Engineering Ltd	19,100	54,969
Taisei Corp	2,400	78,635
Vinci SA	592	63,170
WSP Global Inc	1,341	156,536
		$1,014,264

Entertainment — 0.51%
Aristocrat Leisure Ltd	3,287	106,220
Entain PLC (a)	5,291	127,754
La Francaise des Jeux SAEM (c)	2,422	142,388
Tabcorp Holdings Ltd	24,147	93,805
		$470,167

Environmental Control — 0.12%
Kurita Water Industries Ltd	2,200	105,549

Food — 4.70%
Ajinomoto Co Inc	4,600	119,415
Axfood AB	2,808	77,664
Coles Group Ltd	7,060	90,485
Danone SA	2,711	190,849
Emmi AG	173	177,441

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Food (continued)
Empire Co Ltd	4,096	$129,198
George Weston Ltd	1,444	137,632
HelloFresh SE (a)	1,477	143,576
J Sainsbury PLC	33,106	124,472
Jeronimo Martins SGPS SA	6,542	119,305
Kesko OYJ, Class B	3,598	132,896
Koninklijke Ahold Delhaize NV	3,955	117,569
Loblaw Cos Ltd	2,284	140,567
MEIJI Holdings Co Ltd	1,200	71,830
Metro Inc	2,796	134,048
Nestle SA	12,262	1,526,968
Nisshin Seifun Group Inc	5,300	77,524
Nissin Foods Holdings Co Ltd	1,200	86,412
Orkla ASA	3,534	35,996
Saputo Inc	4,244	126,574
Seven & i Holdings Co Ltd	3,400	162,112
Toyo Suisan Kaisha Ltd	2,300	88,505
Wilmar International Ltd	13,700	45,847
Woolworths Group Ltd	5,320	152,129
Yakult Honsha Co Ltd	1,800	101,913
		$4,310,927

Forest Products & Paper — 0.45%
Mondi PLC	4,338	114,074
Nine Dragons Paper Holdings Ltd	50,000	64,140
Smurfit Kappa Group PLC	2,337	126,778
Stora Enso Oyj, Class R	5,902	107,669
		$412,661

Gas — 0.50%
Enagas SA	5,070	117,139
Italgas SpA	16,960	110,848
Naturgy Energy Group SA	4,494	115,528
Snam SpA	19,857	114,784
		$458,299

Hand/Machine Tools — 0.61%
Disco Corp	300	91,678
Fuji Electric Co Ltd	2,300	107,449
Makita Corp	2,200	103,569
Schindler Holding AG	597	182,600
Techtronic Industries Co Ltd	4,000	69,858
		$555,154

Healthcare — Products — 1.03%
Alcon Inc	2,102	147,169
Coloplast A/S, Class B	903	148,166
ConvaTec Group PLC (c)	40,940	136,257
DiaSorin SpA	686	129,741
EssilorLuxottica SA	202	37,279
Getinge AB	2,419	91,242
Koninklijke Philips NV	829	41,079
Lifco AB, Class B	3,612	84,411
Sartorius Stedim Biotech	265	125,344
		$940,688

Healthcare — Services — 0.55%
Eurofins Scientific SE (a)	1,149	131,338
Fresenius Medical Care AG & Co KGaA	1,500	124,575
Fresenius SE & Co KGaA	2,473	129,009
Lonza Group AG	6	4,252
NMC Health PLC (a),(d)	708	—

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Services (continued)
PeptiDream Inc (a)	400	$19,623
Sonic Healthcare Ltd	3,220	92,730
		$501,527

Holding Companies — Diversified — 0.16%
CK Hutchison Holdings Ltd	10,000	77,921
Swire Pacific Ltd, Class A	10,500	71,201
		$149,122

Home Builders — 0.73%
Barratt Developments PLC	10,749	103,370
Daiwa House Industry Co Ltd	3,000	90,058
Iida Group Holdings Co Ltd	3,500	90,103
Open House Co Ltd	2,200	103,371
Persimmon PLC	2,732	111,788
Sekisui Chemical Co Ltd	4,800	82,049
Sekisui House Ltd	4,200	86,140
		$666,879

Home Furnishings — 1.25%
De' Longhi SpA	2,728	118,844
Electrolux AB, Series B	2,421	67,130
Howden Joinery Group PLC	11,577	130,774
Panasonic Corp	10,500	121,497
SEB SA	625	112,943
Sharp Corp	5,200	85,797
Sony Group Corp	5,200	506,215
		$1,143,200

Household Products — 1.49%
Essity AB, Class B	2,128	70,568
Kao Corp	1,300	79,981
L'Oreal SA	1,053	469,222
Unicharm Corp	2,300	92,542
Unilever PLC	11,225	656,893
		$1,369,206

Household Products/Wares — 0.28%
Reckitt Benckiser Group PLC	2,919	258,301

Insurance — 5.84%
Admiral Group PLC	2,590	112,641
Ageas SA	1,821	101,053
AIA Group Ltd	47,707	592,935
Allianz SE	2,323	579,271
ASR Nederland NV	2,456	94,909
Assicurazioni Generali SpA	5,502	110,288
Aviva PLC	19,667	110,426
AXA SA	8,970	227,455
Brookfield Asset Management Reinsurance Partners Ltd (a)	45	2,378
CNP Assurances	5,790	98,520
Direct Line Insurance Group PLC	25,626	101,028
Fairfax Financial Holdings Ltd	291	127,612
Gjensidige Forsikring ASA	1,478	32,581
Great-West Lifeco Inc	4,794	142,397
Hannover Rueck SE	602	100,720
iA Financial Corp Inc	2,345	127,673
Intact Financial Corp	1,044	141,836
Japan Post Holdings Co Ltd	9,600	78,661
Japan Post Insurance Co Ltd	4,000	73,955
Legal & General Group PLC	28,765	102,501
M&G PLC	38,710	122,570
Manulife Financial Corp	16,486	324,507

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Insurance (continued)
Mapfre SA	52,859	$111,723
Medibank Pvt Ltd	40,360	95,647
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	551	150,891
NN Group NV	2,252	106,225
Phoenix Group Holdings PLC	10,937	102,334
Power Corp of Canada (b)	4,853	153,389
Prudential PLC	2,343	44,516
Sompo Holdings Inc	2,400	88,702
Sun Life Financial Inc	2,528	130,356
Swiss Re AG	1,786	161,140
T&D Holdings Inc	6,600	85,311
Talanx AG (a)	2,596	106,137
Tokio Marine Holdings Inc	3,000	137,936
Tryg A/S	5,743	140,982
Zurich Insurance Group AG	585	234,695
		$5,355,901

Internet — 1.15%
ASOS PLC (a)	1,451	99,555
CyberAgent Inc	1,642	35,251
Prosus NV	1,845	180,420
Rakuten Inc	4,800	54,181
Reply SpA	76	12,490
SEEK Ltd	3,963	98,494
Shopify Inc, Class A (a)	289	422,652
Trend Micro Inc	600	31,433
United Internet AG	457	18,684
ZOZO Inc	3,100	105,338
		$1,058,498

Investment Companies — 0.62%
Aker ASA, Class A	453	33,409
Industrivarden AB, Class C	1,913	70,010
Investor AB, Class B	12,130	279,576
Kinnevik AB, Class B	2,342	93,756
Washington H Soul Pattinson & Co Ltd	3,581	90,584
		$567,335

Iron & Steel — 0.49%
ArcelorMittal SA	3,813	116,875
Evraz PLC	13,890	113,747
Fortescue Metals Group Ltd	5,651	98,914
Mineral Resources Ltd	2,970	119,676
		$449,212

Leisure Time — 0.21%
Shimano Inc	400	94,874
Yamaha Motor Co Ltd	3,600	97,862
		$192,736

Machinery — Construction & Mining — 0.98%
Epiroc AB, Class A	3,174	72,321
Hitachi Ltd	8,100	463,784
Metso Outotec OYJ	9,876	114,716
Mitsubishi Electric Corp	8,900	129,180
Weir Group PLC/The (a)	4,518	115,683
		$895,684

Machinery — Diversified — 2.63%
ANDRITZ AG	2,449	137,587
Atlas Copco AB, Class A	3,907	239,220
Bucher Industries AG	344	179,873

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Machinery — Diversified (continued)
FANUC Corp	700	$168,833
GEA Group AG	2,685	108,756
Hexagon AB, Class B	9,338	138,355
Husqvarna AB	4,660	61,911
IMI PLC	6,017	143,161
Interpump Group SpA	2,186	129,447
Keyence Corp	800	403,763
KION Group AG	1,114	118,725
Kone OYJ, Class B	1,979	161,446
Kubota Corp	3,900	78,881
Nabtesco Corp	1,902	71,906
Spirax-Sarco Engineering PLC	706	132,965
Valmet Oyj	3,026	131,970
		$2,406,799

Media — 0.76%
Bollore SA	22,797	122,183
ITV PLC (a)	66,821	116,050
Pearson PLC	10,404	119,452
Telenet Group Holding NV	2,713	102,106
Vivendi SE (b)	3,355	112,702
Wolters Kluwer NV	1,264	126,977
		$699,470

Metal Fabrication & Hardware — 0.45%
SFS Group AG	1,415	203,552
VAT Group AG (c)	626	208,114
		$411,666

Mining — 3.03%
Anglo American PLC	609	24,199
Antofagasta PLC	4,752	94,362
Barrick Gold Corp	7,767	160,653
BHP Group Ltd	12,607	459,211
BHP Group PLC	7,589	223,605
Boliden AB	1,808	69,505
Evolution Mining Ltd	27,698	93,475
Fresnillo PLC	9,290	99,157
Glencore PLC	43,111	184,542
Kinross Gold Corp	19,161	121,495
Lundin Mining Corp	12,402	111,854
Newcrest Mining Ltd	4,625	87,684
Norsk Hydro ASA	5,412	34,533
Northern Star Resources Ltd	11,919	87,420
OZ Minerals Ltd	4,950	83,452
Polymetal International PLC	5,655	121,602
Rio Tinto Ltd	1,022	97,063
Rio Tinto PLC	6,551	539,098
Sumitomo Metal Mining Co Ltd	2,200	85,647
		$2,778,557

Miscellaneous Manufacture — 1.20%
Aalberts NV	2,172	116,719
Alfa Laval AB	2,221	78,453
Indutrade AB	2,908	74,415
Knorr-Bremse AG	882	101,446
Siemens AG	3,196	506,374
Stadler Rail AG	3,680	161,797
Trelleborg AB, Class B	2,643	61,364
		$1,100,568

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Office & Business Equipment — 0.24%
FUJIFILM Holdings Corp	1,700	$126,075
Seiko Epson Corp	5,500	96,737
		$222,812

Oil & Gas — 1.88%
BP PLC	37,283	162,457
Canadian Natural Resources Ltd	4,386	159,221
ENEOS Holdings Inc	19,500	81,602
Idemitsu Kosan Co Ltd	3,300	79,697
Inpex Corp	13,100	97,753
OMV AG	2,169	123,373
Royal Dutch Shell PLC, Class A	23,567	471,660
Rubis SCA	2,326	103,399
TotalEnergies SE (b)	9,793	443,058
		$1,722,220

Packaging & Containers — 0.62%
CCL Industries Inc, Class B	2,307	127,056
DS Smith PLC	19,692	113,836
Huhtamaki OYJ	2,432	115,206
SIG Combibloc Group AG	7,830	212,749
		$568,847

Pharmaceuticals — 7.08%
AstraZeneca PLC	5,162	620,018
Bayer AG	1,173	71,227
Chugai Pharmaceutical Co Ltd	2,300	91,135
Daiichi Sankyo Co Ltd	2,700	58,195
Dechra Pharmaceuticals PLC	2,340	141,453
GlaxoSmithKline PLC	20,064	393,948
Hikma Pharmaceuticals PLC	3,529	119,405
Ipsen SA	1,283	133,450
Merck KGaA	1,741	333,812
Novartis AG	10,517	958,437
Novo Nordisk A/S, Class B	10,024	839,802
Ono Pharmaceutical Co Ltd	3,300	73,637
Orion OYJ, Class B	2,745	117,989
Otsuka Holdings Co Ltd	2,200	91,232
Recordati Industria Chimica e Farmaceutica SpA	2,048	117,050
Roche Holding AG	3,711	1,397,967
Sanofi	4,902	513,597
Shionogi & Co Ltd (b)	1,700	88,615
Sumitomo Dainippon Pharma Co Ltd	5,135	107,604
Takeda Pharmaceutical Co Ltd	6,600	220,941
		$6,489,514

Pipelines — 0.76%
Enbridge Inc	8,696	348,163
Pembina Pipeline Corp	4,418	140,388
TC Energy Corp	4,150	205,357
		$693,908

Real Estate — 1.75%
CapitaLand Ltd	19,600	54,076
Castellum AB	3,045	77,494
CK Asset Holdings Ltd	12,516	86,403
Daito Trust Construction Co Ltd	700	76,556
FirstService Corp	859	147,331
Henderson Land Development Co Ltd	17,000	80,574
Hongkong Land Holdings Ltd	10,500	49,980
Hopson Development Holdings Ltd	19,400	88,951
Hulic Co Ltd (b)	7,700	86,638

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Real Estate (continued)
Kojamo OYJ	5,627	$128,574
Mitsubishi Estate Co Ltd	5,200	84,088
Mitsui Fudosan Co Ltd	3,900	90,325
REA Group Ltd	797	101,031
Sumitomo Realty & Development Co Ltd	2,600	92,911
Sun Hung Kai Properties Ltd	4,500	67,057
TAG Immobilien AG	3,855	122,322
Wharf Holdings Ltd/The	28,000	106,745
Wharf Real Estate Investment Co Ltd	11,000	63,966
		$1,605,022

REITs — 1.06%
Charter Hall Group	8,774	102,123
Dexus	11,592	92,759
GPT Group/The	24,566	90,274
Japan Metropolitan Fund Invest	86	93,203
Japan Real Estate Investment Corp	16	98,366
Klepierre SA	4,723	121,694
Mapletree Industrial Trust	26,600	55,981
Orix JREIT Inc	52	100,073
Stockland	25,684	89,760
Warehouses De Pauw CVA	3,332	127,220
		$971,453

Retail — 3.49%
ABC-Mart Inc	1,800	103,209
Alimentation Couche-Tard Inc, Class B	10,107	371,389
B&M European Value Retail SA	15,213	120,625
Canadian Tire Corp Ltd, Class A	902	142,737
Cie Financiere Richemont SA	2,331	282,038
Cosmos Pharmaceutical Corp	500	73,361
Dollarama Inc	2,886	132,100
Domino's Pizza Enterprises Ltd	1,173	106,012
Fast Retailing Co Ltd	200	150,556
Fielmann AG (a)	1,377	107,682
Harvey Norman Holdings Ltd	19,721	81,048
JB Hi-Fi Ltd	2,185	82,882
Kingfisher PLC	25,223	127,178
Lawson Inc	2,000	92,533
Moncler SpA	1,919	129,837
Next PLC (a)	1,022	111,063
Nitori Holdings Co Ltd	400	70,786
Pan Pacific International Holdings Corp	3,500	72,650
Pandora A/S	1,262	169,642
Sundrug Co Ltd	2,500	79,436
USS Co Ltd	4,700	81,989
Welcia Holdings Co Ltd	2,600	84,954
Wesfarmers Ltd	4,917	217,931
Yamada Holdings Co Ltd	16,400	75,730
Zalando SE (a),(c)	1,120	135,394
		$3,202,762

Semiconductors — 2.00%
Advantest Corp	900	81,093
ASML Holding NV	1,415	972,138
BE Semiconductor Industries NV	1,313	111,380
Infineon Technologies AG	1,174	47,080
Melexis NV	1,039	107,861
Renesas Electronics Corp (a)	8,200	88,647
Rohm Co Ltd	800	73,955
SUMCO Corp (b)	3,800	93,208

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Semiconductors (continued)
Tokyo Electron Ltd	600	$259,670
		$1,835,032

Shipbuilding — 0.17%
Wartsila OYJ Abp	10,510	155,965

Software — 1.58%
Constellation Software Inc	94	142,366
Dassault Systemes SE	649	157,373
Justsystems Corp	100	5,887
Konami Holdings Corp	1,600	96,062
Lightspeed POS Inc (a)	377	31,553
Open Text Corp	1,078	54,744
Sage Group PLC/The	4,392	41,568
SAP SE	5,823	820,545
TeamViewer AG (a),(c)	684	25,727
Temenos AG	305	48,985
TIS Inc	900	22,983
		$1,447,793

Telecommunications — 4.23%
BCE Inc	3,799	187,345
BT Group PLC (a)	51,864	139,182
Deutsche Telekom AG	17,566	371,004
Elisa OYJ	1,833	109,370
Hellenic Telecommunications Organization SA	6,475	108,640
Hikari Tsushin Inc	400	70,246
KDDI Corp	12,100	377,393
Koninklijke KPN NV	32,439	101,316
Nippon Telegraph & Telephone Corp	11,400	297,019
Orange SA	8,944	101,970
Proximus SADP	5,057	97,680
Softbank Corp	25,100	328,393
SoftBank Group Corp	6,300	440,906
Spark New Zealand Ltd	9,824	32,962
Swisscom AG	336	191,813
Telecom Italia SpA/Milano	203,546	101,104
Telefonaktiebolaget LM Ericsson, Class B	14,035	176,395
Telefonica Deutschland Holding AG	37,550	99,068
Telefonica SA	24,594	114,929
Telekom Austria AG	13,969	119,259
Telenor ASA	1,968	33,165
Telstra Corp Ltd	33,237	93,722
Vodafone Group PLC	110,225	185,012
		$3,877,893

Toys, Games & Hobbies — 0.51%
Nintendo Co Ltd	800	465,331

Transportation — 2.97%
AP Moller - Maersk A/S, Class B	58	166,705
Aurizon Holdings Ltd	28,974	80,832
Canadian National Railway Co	2,628	277,280
Canadian Pacific Railway Ltd	5,102	392,322
Deutsche Post AG	8,482	576,900
DSV PANALPINA A/S	1,828	426,303
Kuehne + Nagel International AG	636	217,625
Mainfreight Ltd	633	34,048
Poste Italiane SpA (c)	8,661	114,508
SG Holdings Co Ltd	4,000	104,883
SITC International Holdings Co Ltd	22,000	91,946
TFI International Inc	1,704	155,568

See accompanying notes.

Schedule of Investments
Principal International Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Transportation (continued)
Yamato Holdings Co Ltd	3,100	$88,177
		$2,727,097
TOTAL COMMON STOCKS		$89,892,467
PREFERRED STOCKS — 1.19%	Shares Held	Value
Auto Manufacturers — 0.69%
Volkswagen AG
2.84%, 09/29/2023	2,516	$630,083
Chemicals — 0.12%
Fuchs Petrolub SE
1.88%, 07/09/2021	2,301	111,919
Household Products/Wares — 0.38%
Henkel AG & Co KGaA
1.98%, 08/07/2022	3,299	348,306
TOTAL PREFERRED STOCKS		$1,090,308
INVESTMENT COMPANIES — 1.91%	Shares Held	Value
Money Market Funds — 1.91%
Principal Government Money Market Fund — Institutional Class 0.00 (a),(e),(f),(g)	1,088,545	$1,088,545
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (g)	664,157	664,157
TOTAL INVESTMENT COMPANIES		$1,752,702
Total Investments		$92,735,477
Other Assets and Liabilities — (1.14)%		(1,041,100)
Total Net Assets — 100.00%		$91,694,377

(a)	Non-income producing security.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $1,023,397 or 1.12% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,840,020 or 2.01% of net assets.
(d)	The value of these investments was determined using significant unobservable inputs, in good faith by the Advisor, under procedures established and periodically reviewed by the Board of Trustees.
(e)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $1,088,545 or 1.19% of net assets.
(f)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(g)	Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
	Principal International Multi-Factor ETF
	June 30, 2021

Portfolio Summary (unaudited)
Location			Percent
Japan			20.90%
Canada			11.21%
Switzerland			10.85%
United Kingdom			10.05%
Germany			9.40%
France			7.24%
Australia			6.34%
Netherlands			3.75%
Sweden			2.85%
Italy			2.83%
Denmark			2.70%
Hong Kong			2.46%
Spain			2.07%
United States			1.91%
Finland			1.73%
Singapore			1.21%
Belgium			1.10%
Austria			0.55%
Ireland			0.32%
Luxembourg			0.27%
Norway			0.26%
Israel			0.15%
Isle Of Man			0.14%
Cyprus			0.13%
Jordan			0.13%
Portugal			0.13%
Greece			0.12%
Mexico			0.11%
New Zealand			0.10%
Chile			0.10%
Czech Republic			0.03%
Other Assets and Liabilities			(1.14)%
TOTAL NET ASSETS			100.00%

	June 30, 2020		Purchases	Sales	June 30, 2021
Affiliated Securities	Value		Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$158,531		$8,436,989	$7,506,975	$1,088,545
	$158,531		$8,436,989	$7,506,975	$1,088,545

				Realized Gain
			Realized	from	Change in
			Gain/Loss on	Capital Gain	Unrealized
	Income (a)		Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$	— $	—	$—
	$—	$	— $	—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS — 97.65%	Amount	Value

Advertising — 0.18%
Omnicom Group Inc
2.60%, 08/01/2031	$850,000	$864,115

Aerospace & Defense — 3.75%
Boeing Co/The
2.20%, 02/04/2026	5,260,000	5,310,276
2.70%, 02/01/2027	2,954,000	3,053,364
2.80%, 03/01/2024	353,000	368,203
3.25%, 02/01/2028	1,364,000	1,445,962
3.50%, 03/01/2039	403,000	403,856
4.88%, 05/01/2025	388,000	434,742
5.71%, 05/01/2040	2,006,000	2,583,493
L3Harris Technologies Inc
1.80%, 01/15/2031	3,511,000	3,404,600
Raytheon Technologies Corp
5.40%, 05/01/2035	787,000	1,038,518
		$18,043,014

Agriculture — 2.71%
Altria Group Inc
2.35%, 05/06/2025	1,116,000	1,166,752
3.40%, 02/04/2041	989,000	942,954
5.80%, 02/14/2039	398,000	491,668
5.95%, 02/14/2049	120,000	153,447
BAT Capital Corp
2.26%, 03/25/2028	2,918,000	2,896,111
3.22%, 08/15/2024	2,801,000	2,975,109
3.56%, 08/15/2027	2,781,000	2,978,040
Philip Morris International Inc
0.88%, 05/01/2026	1,332,000	1,314,874
Reynolds American Inc
5.85%, 08/15/2045	95,000	116,323
		$13,035,278

Airlines — 2.27%
Continental Airlines 2012-1 Class A Pass Through Trust
4.15%, 10/11/2025	807,525	857,788
Delta Air Lines Inc / SkyMiles IP Ltd
4.50%, 10/20/2025 (a)	3,432,331	3,688,454
4.75%, 10/20/2028 (a)	666,156	740,604
JetBlue 2019-1 Class AA Pass Through Trust
2.75%, 11/15/2033	265,747	272,899
Southwest Airlines Co
5.13%, 06/15/2027	1,339,000	1,575,295
5.25%, 05/04/2025	1,737,000	1,981,873
United Airlines 2014-2 Class A Pass Through Trust
3.75%, 03/03/2028	588,954	622,435
United Airlines 2016-2 Class A Pass Through Trust
3.10%, 04/07/2030	907,631	916,033
United Airlines 2019-2 Class AA Pass Through Trust
2.70%, 11/01/2033	247,965	248,518
		$10,903,899

Auto Manufacturers — 1.41%
General Motors Co
5.00%, 10/01/2028	3,001,000	3,518,449
6.25%, 10/02/2043	1,150,000	1,587,567
General Motors Financial Co Inc
2.70%, 06/10/2031	1,690,000	1,696,075
		$6,802,091

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Banks — 20.75%
Australia & New Zealand Banking Group Ltd
(5-year Treasury Constant Maturity Rate + 1.70%),
2.57%, 11/25/2035 (a),(b)	$1,022,000	$992,750
Banco Santander SA
2.75%, 12/03/2030	1,800,000	1,783,112
Bank of America Corp
2.09%, 06/14/2029 (c)	2,532,000	2,552,488
2.68%, 06/19/2041 (c)	851,000	825,895
2.69%, 04/22/2032 (c)	597,000	614,190
2.83%, 10/24/2051 (c)	3,363,000	3,279,483
(3-month USD LIBOR + 1.19%),
2.88%, 10/22/2030 (b)	641,000	675,223
4.25%, 10/22/2026	4,773,000	5,389,497
Barclays PLC
4.84%, 05/09/2028	5,436,000	6,111,067
Citigroup Inc
1.12%, 01/28/2027 (c)	4,038,000	3,980,825
(3-month USD LIBOR + 1.15%),
3.52%, 10/27/2028 (b)	402,000	440,225
Commonwealth Bank of Australia
3.31%, 03/11/2041 (a)	1,173,000	1,194,281
Credit Agricole SA
2.81%, 01/11/2041 (a)	726,000	688,832
Credit Suisse Group AG
1.31%, 02/02/2027 (a),(c)	3,136,000	3,071,557
3.09%, 05/14/2032 (a),(c)	2,020,000	2,080,311
(5-year Treasury Constant Maturity Rate + 4.89%),
5.25%, 02/11/2027 (a),(b),(d)	3,964,000	4,191,930
First Republic Bank
4.63%, 02/13/2047	3,239,000	4,108,192
Goldman Sachs Group Inc/The
3.85%, 01/26/2027	2,525,000	2,782,330
HSBC Holdings PLC
1.59%, 05/24/2027 (c)	6,058,000	6,069,677
2.80%, 05/24/2032 (c)	1,062,000	1,089,877
JPMorgan Chase & Co
1.04%, 02/04/2027 (c)	6,767,000	6,655,768
3.11%, 04/22/2041 (c)	112,000	116,194
3.96%, 11/15/2048	562,000	659,498
5.50%, 10/15/2040	757,000	1,037,488
Macquarie Bank Ltd
(5-year Treasury Constant Maturity Rate + 1.70%),
3.05%, 03/03/2036 (a),(b)	1,329,000	1,320,740
Macquarie Group Ltd
1.63%, 09/23/2027 (a),(c)	1,700,000	1,687,091
2.69%, 06/23/2032 (a),(c)	1,464,000	1,467,828
Morgan Stanley
1.59%, 05/04/2027 (c)	1,504,000	1,514,641
2.80%, 01/25/2052 (c)	1,667,000	1,634,324
(3-month USD LIBOR + 1.34%),
3.59%, 07/22/2028 (b)	3,560,000	3,943,595
5.00%, 11/24/2025	1,777,000	2,048,661
National Australia Bank Ltd
2.33%, 08/21/2030 (a)	2,307,000	2,239,084
Natwest Group PLC
(5-year Treasury Constant Maturity Rate + 5.63%),
6.00%, 12/29/2025 (b),(d)	2,530,000	2,819,887
Santander UK Group Holdings PLC
(1-year Treasury Constant Maturity Rate + 1.25%),
1.53%, 08/21/2026 (b)	5,504,000	5,513,401

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
Standard Chartered PLC
(3-month USD LIBOR + 1.21%),
2.82%, 01/30/2026 (a),(b)	$2,212,000	$2,321,575
(5-year Treasury Constant Maturity Rate + 2.30%),
3.27%, 02/18/2036 (a),(b)	1,802,000	1,807,501
6.00%, 07/26/2025 (a),(c),(d)	1,544,000	1,692,687
Wells Fargo & Co
2.39%, 06/02/2028 (c)	4,644,000	4,816,271
3.07%, 04/30/2041 (c)	440,000	451,301
4.40%, 06/14/2046	343,000	413,457
4.90%, 11/17/2045	2,241,000	2,874,151
Westpac Banking Corp
(5-year Treasury Constant Maturity Rate + 2.00%),
4.11%, 07/24/2034 (b)	829,000	910,980
		$99,867,865

Beverages — 1.74%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc
3.65%, 02/01/2026	1,231,000	1,359,251
4.90%, 02/01/2046	1,578,000	1,997,354
Anheuser-Busch InBev Worldwide Inc
4.38%, 04/15/2038	3,271,000	3,910,711
4.60%, 04/15/2048	413,000	504,208
5.45%, 01/23/2039	348,000	458,967
Constellation Brands Inc
2.88%, 05/01/2030	147,000	154,152
		$8,384,643

Biotechnology — 0.28%
Amgen Inc
2.20%, 02/21/2027	1,302,000	1,351,882

Building Materials — 1.28%
Martin Marietta Materials Inc
2.40%, 07/15/2031	1,825,000	1,826,448
2.50%, 03/15/2030	2,089,000	2,124,495
Masco Corp
1.50%, 02/15/2028	2,281,000	2,227,041
		$6,177,984

Chemicals — 0.58%
DuPont de Nemours Inc
5.32%, 11/15/2038	1,077,000	1,424,341
International Flavors & Fragrances Inc
1.23%, 10/01/2025 (a)	601,000	597,769
1.83%, 10/15/2027 (a)	773,000	770,804
		$2,792,914

Commercial Services — 1.06%
CoStar Group Inc
2.80%, 07/15/2030 (a)	5,019,000	5,098,604

Computers — 0.45%
Apple Inc
4.65%, 02/23/2046	430,000	570,578
Dell International LLC / EMC Corp
4.90%, 10/01/2026	1,158,000	1,336,429
8.35%, 07/15/2046	152,000	248,612
		$2,155,619

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Diversified Financial Services — 7.46%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.15%, 02/15/2024	$5,836,000	$6,125,642
Air Lease Corp
2.88%, 01/15/2026	1,170,000	1,229,241
3.38%, 07/01/2025	1,000	1,074
Ally Financial Inc
4.63%, 03/30/2025	869,000	972,982
5.75%, 11/20/2025	853,000	979,379
5.80%, 05/01/2025	702,000	815,781
8.00%, 11/01/2031	3,261,000	4,686,214
Aviation Capital Group LLC
1.95%, 01/30/2026 (a)	3,463,000	3,463,936
Avolon Holdings Funding Ltd
4.25%, 04/15/2026 (a)	2,400,000	2,600,822
4.38%, 05/01/2026 (a)	980,000	1,065,250
5.50%, 01/15/2026 (a)	900,000	1,020,837
Blackstone Holdings Finance Co LLC
2.80%, 09/30/2050 (a)	969,000	964,944
Brookfield Finance Inc
2.72%, 04/15/2031	1,324,000	1,362,968
3.45%, 04/15/2050	699,000	721,156
4.85%, 03/29/2029	1,339,000	1,576,625
GE Capital Funding LLC
4.40%, 05/15/2030	812,000	946,250
GE Capital International Funding Co Unlimited Co
4.42%, 11/15/2035	5,427,000	6,504,159
Synchrony Financial
3.95%, 12/01/2027	762,000	849,408
		$35,886,668

Electric — 6.95%
American Electric Power Co Inc
1.00%, 11/01/2025	1,774,000	1,755,972
CMS Energy Corp
3.00%, 05/15/2026	1,719,000	1,838,219
Commonwealth Edison Co
3.13%, 03/15/2051	1,183,000	1,234,889
4.00%, 03/01/2049	1,752,000	2,099,967
Dominion Energy Inc
4.25%, 06/01/2028	505,000	579,748
DTE Energy Co
3.40%, 06/15/2029	1,500,000	1,637,161
Duke Energy Florida LLC
3.80%, 07/15/2028	959,000	1,086,763
Duke Energy Ohio Inc
4.30%, 02/01/2049 (e)	811,000	1,001,671
Entergy Corp
1.90%, 06/15/2028	933,000	931,641
Evergy Inc
2.90%, 09/15/2029	939,000	995,074
Georgia Power Co
3.25%, 03/15/2051	491,000	494,884
3.70%, 01/30/2050	120,000	130,320
MidAmerican Energy Co
3.15%, 04/15/2050	1,465,000	1,564,734
NextEra Energy Capital Holdings Inc
2.75%, 11/01/2029	1,857,000	1,961,038

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Electric (continued)
NextEra Energy Capital Holdings Inc (continued)
3.50%, 04/01/2029	$666,000	$735,540
NRG Energy Inc
2.00%, 12/02/2025 (a)	940,000	953,511
2.45%, 12/02/2027 (a)	696,000	700,476
Pacific Gas and Electric Co
1.75%, 06/16/2022	1,061,000	1,060,415
Public Service Co of Colorado
4.05%, 09/15/2049	669,000	820,678
Southern California Edison Co
4.88%, 03/01/2049	1,114,000	1,318,064
Southern Co/The
1.75%, 03/15/2028	1,003,000	990,060
(3-month USD LIBOR + 3.63%),
5.50%, 03/15/2057 (b)	2,413,000	2,470,914
Southern Power Co
0.90%, 01/15/2026	1,463,000	1,435,552
Tampa Electric Co
3.63%, 06/15/2050	418,000	466,435
Tucson Electric Power Co
4.85%, 12/01/2048	460,000	591,590
Virginia Electric & Power Co
3.80%, 04/01/2028	1,307,000	1,475,416
4.60%, 12/01/2048	759,000	979,995
WEC Energy Group Inc
1.38%, 10/15/2027	1,186,000	1,158,379
Xcel Energy Inc
2.60%, 12/01/2029	949,000	986,029
		$33,455,135

Environmental Control — 0.31%
Waste Management Inc
1.15%, 03/15/2028	1,518,000	1,470,774

Food — 1.14%
Hormel Foods Corp
1.70%, 06/03/2028	1,218,000	1,224,911
JBS USA LUX SA / JBS USA Finance Inc
3.75%, 12/01/2031 (a)	1,145,000	1,171,621
Mars Inc
2.38%, 07/16/2040 (a)	643,000	618,925
Sysco Corp
6.60%, 04/01/2050	1,592,000	2,472,955
		$5,488,412

Gas — 1.29%
CenterPoint Energy Resources Corp
1.75%, 10/01/2030	2,140,000	2,051,623
NiSource Inc
0.95%, 08/15/2025	1,772,000	1,757,263
Piedmont Natural Gas Co Inc
3.50%, 06/01/2029	1,449,000	1,595,159
Southern California Gas Co
2.55%, 02/01/2030	793,000	819,097
		$6,223,142

Healthcare — Products — 0.91%
Boston Scientific Corp
2.65%, 06/01/2030	4,206,000	4,350,305

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Healthcare — Products (continued)
Medtronic Inc
4.63%, 03/15/2045	$39,000	$51,160
		$4,401,465

Healthcare — Services — 0.52%
Centene Corp
3.38%, 02/15/2030	343,000	358,545
UnitedHealth Group Inc
2.75%, 05/15/2040	1,051,000	1,064,353
3.25%, 05/15/2051	995,000	1,061,433
		$2,484,331

Home Builders — 0.79%
Lennar Corp
4.75%, 05/30/2025	3,370,000	3,778,613

Insurance — 6.29%
AIA Group Ltd
3.20%, 09/16/2040 (a)	1,378,000	1,421,263
American International Group Inc
4.50%, 07/16/2044	819,000	994,054
AmFam Holdings Inc
3.83%, 03/11/2051 (a)	617,000	662,368
Arch Capital Group Ltd
3.64%, 06/30/2050	1,008,000	1,084,343
Arthur J Gallagher & Co
2.50%, 05/20/2031	1,365,000	1,378,594
Athene Global Funding
1.45%, 01/08/2026 (a)	1,504,000	1,505,022
2.50%, 03/24/2028 (a)	2,587,000	2,651,579
2.55%, 11/19/2030 (a)	1,419,000	1,426,836
Athene Holding Ltd
4.13%, 01/12/2028	607,000	676,972
Equitable Financial Life Global Funding
1.80%, 03/08/2028 (a)	2,958,000	2,942,633
F&G Global Funding
1.75%, 06/30/2026 (a)	2,492,000	2,502,254
Markel Corp
3.35%, 09/17/2029	25,000	27,448
4.30%, 11/01/2047	1,591,000	1,863,581
Massachusetts Mutual Life Insurance Co
3.38%, 04/15/2050 (a)	238,000	248,433
New York Life Insurance Co
3.75%, 05/15/2050 (a)	1,420,000	1,585,684
Swiss Re Finance Luxembourg SA
(5-year Treasury Constant Maturity Rate + 3.58%),
5.00%, 04/02/2049 (a),(b)	1,000,000	1,137,250
Willis North America Inc
3.88%, 09/15/2049	1,674,000	1,880,486
XLIT Ltd
4.45%, 03/31/2025	3,388,000	3,801,139
5.50%, 03/31/2045	1,837,000	2,493,924
		$30,283,863

Internet — 2.16%
Amazon.com Inc
2.10%, 05/12/2031	1,910,000	1,942,114
2.70%, 06/03/2060	576,000	551,692
3.10%, 05/12/2051	732,000	768,917
eBay Inc
3.65%, 05/10/2051	1,320,000	1,399,860

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Internet (continued)
Expedia Group Inc
3.60%, 12/15/2023	$961,000	$1,021,316
3.80%, 02/15/2028	2,199,000	2,391,613
4.63%, 08/01/2027	1,171,000	1,323,400
Netflix Inc
4.88%, 04/15/2028	856,000	995,100
		$10,394,012

Iron & Steel — 0.24%
Nucor Corp
2.70%, 06/01/2030	218,000	227,659
Vale Overseas Ltd
3.75%, 07/08/2030	848,000	902,866
		$1,130,525

Media — 4.43%
Charter Communications Operating LLC / Charter Communications Operating
Capital
2.30%, 02/01/2032	1,705,000	1,639,224
3.70%, 04/01/2051	1,621,000	1,603,277
3.90%, 06/01/2052	1,512,000	1,539,528
4.80%, 03/01/2050	428,000	491,579
Comcast Corp
3.95%, 10/15/2025	1,141,000	1,278,468
3.97%, 11/01/2047	2,623,000	3,053,788
4.60%, 10/15/2038	773,000	958,058
Discovery Communications LLC
4.00%, 09/15/2055	731,000	773,695
Fox Corp
5.58%, 01/25/2049	601,000	811,283
Time Warner Cable LLC
5.50%, 09/01/2041	1,228,000	1,522,081
5.88%, 11/15/2040	1,559,000	2,016,643
ViacomCBS Inc
2.90%, 01/15/2027	4,391,000	4,662,113
5.25%, 04/01/2044	762,000	974,740
		$21,324,477

Mining — 1.16%
Newmont Corp
2.25%, 10/01/2030	2,153,000	2,147,119
Teck Resources Ltd
3.90%, 07/15/2030 (e)	863,000	929,870
5.40%, 02/01/2043	2,058,000	2,507,448
		$5,584,437

Miscellaneous Manufacture — 0.62%
General Electric Co
3.45%, 05/01/2027	2,164,000	2,378,818
Siemens Financieringsmaatschappij NV
1.20%, 03/11/2026 (a)	617,000	617,424
		$2,996,242

Oil & Gas — 2.80%
BP Capital Markets America Inc
3.00%, 02/24/2050	687,000	663,646
3.59%, 04/14/2027	1,574,000	1,742,666
4.23%, 11/06/2028	25,000	28,990
Canadian Natural Resources Ltd
4.95%, 06/01/2047	383,000	476,035

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Oil & Gas (continued)
Chevron Corp
2.00%, 05/11/2027	$1,444,000	$1,489,723
Devon Energy Corp
4.50%, 01/15/2030 (a)	1,548,000	1,701,867
Exxon Mobil Corp
2.44%, 08/16/2029	1,061,000	1,110,622
3.00%, 08/16/2039	1,095,000	1,123,516
Marathon Oil Corp
4.40%, 07/15/2027	1,652,000	1,871,078
6.60%, 10/01/2037	56,000	74,453
Occidental Petroleum Corp
3.20%, 08/15/2026	470,000	473,525
Pioneer Natural Resources Co
0.75%, 01/15/2024	1,019,000	1,018,064
Shell International Finance BV
3.13%, 11/07/2049	1,657,000	1,713,641
		$13,487,826

Packaging & Containers — 0.75%
Berry Global Inc
0.95%, 02/15/2024 (a)	2,638,000	2,640,295
WRKCo Inc
3.00%, 06/15/2033	940,000	984,018
		$3,624,313

Pharmaceuticals — 5.27%
AbbVie Inc
4.25%, 11/21/2049	2,132,000	2,555,233
Bayer US Finance II LLC
3.38%, 07/15/2024 (a)	303,000	322,841
4.38%, 12/15/2028 (a)	2,921,000	3,346,468
Becton Dickinson and Co
3.36%, 06/06/2024	328,000	351,416
3.70%, 06/06/2027	1,444,000	1,604,545
4.67%, 06/06/2047	995,000	1,239,574
4.69%, 12/15/2044	1,563,000	1,945,122
Bristol-Myers Squibb Co
4.13%, 06/15/2039	1,504,000	1,815,022
4.25%, 10/26/2049	428,000	540,059
Cigna Corp
4.38%, 10/15/2028	2,754,000	3,202,991
4.90%, 12/15/2048	50,000	64,392
CVS Health Corp
5.05%, 03/25/2048	4,978,000	6,465,803
Viatris Inc
2.30%, 06/22/2027 (a)	223,000	227,626
Zoetis Inc
3.90%, 08/20/2028	1,468,000	1,669,057
		$25,350,149

Pipelines — 2.68%
Eastern Gas Transmission and Storage, Inc.
3.00%, 11/15/2029	222,000	233,907
Enbridge Inc
2.50%, 08/01/2033	1,564,000	1,564,148
Energy Transfer Operating LP
3.75%, 05/15/2030	2,997,000	3,255,605
5.15%, 03/15/2045	958,000	1,107,991
6.25%, 04/15/2049	373,000	489,468
Enterprise Products Operating LLC
4.20%, 01/31/2050	1,820,000	2,099,192

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Pipelines (continued)
Kinder Morgan Inc
3.60%, 02/15/2051	$994,000	$1,011,715
MPLX LP
4.00%, 03/15/2028	70,000	78,201
5.20%, 03/01/2047	617,000	759,659
ONEOK Inc
4.45%, 09/01/2049	577,000	637,721
Sabine Pass Liquefaction LLC
5.00%, 03/15/2027	1,428,000	1,648,971
5.75%, 05/15/2024	9,000	10,100
		$12,896,678

Private Equity — 0.30%
KKR Group Finance Co VIII LLC
3.50%, 08/25/2050 (a)	1,369,000	1,432,383

REITs — 3.53%
Alexandria Real Estate Equities Inc
4.70%, 07/01/2030	383,000	455,661
American Campus Communities Operating Partnership LP
3.88%, 01/30/2031	1,207,000	1,339,543
American Homes 4 Rent, Class A
3.38%, 07/15/2051	1,165,000	1,152,262
Crown Castle International Corp
2.90%, 04/01/2041	1,111,000	1,080,698
Healthcare Trust of America Holdings LP
3.10%, 02/15/2030	1,004,000	1,066,325
Prologis LP
3.00%, 04/15/2050	248,000	252,540
Regency Centers LP
3.70%, 06/15/2030	2,882,000	3,188,073
Simon Property Group LP
1.75%, 02/01/2028	1,216,000	1,209,497
Spirit Realty LP
3.20%, 01/15/2027 (e)	4,214,000	4,481,458
3.20%, 02/15/2031	758,000	789,980
VEREIT Operating Partnership LP
3.10%, 12/15/2029	1,846,000	1,970,603
		$16,986,640

Retail — 0.14%
Home Depot Inc/The
3.30%, 04/15/2040	616,000	674,734

Semiconductors — 3.05%
Broadcom Inc
1.95%, 02/15/2028 (a)	671,000	670,713
3.15%, 11/15/2025	482,000	516,598
3.42%, 04/15/2033 (a)	2,502,000	2,627,511
KLA Corp
3.30%, 03/01/2050	645,000	682,494
Lam Research Corp
3.75%, 03/15/2026	1,023,000	1,145,549
4.00%, 03/15/2029	823,000	954,932
4.88%, 03/15/2049	45,000	60,685
Micron Technology Inc
4.19%, 02/15/2027	2,145,000	2,419,515
NVIDIA Corp
3.50%, 04/01/2040	2,084,000	2,363,826
3.50%, 04/01/2050	983,000	1,109,706
NXP BV / NXP Funding LLC / NXP USA Inc
2.70%, 05/01/2025 (a)	100,000	105,462
3.15%, 05/01/2027 (a)	1,056,000	1,129,632

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Semiconductors (continued)
QUALCOMM Inc
4.30%, 05/20/2047	$707,000	$892,627
		$14,679,250

Software — 3.04%
Activision Blizzard Inc
4.50%, 06/15/2047	1,200,000	1,498,591
Fidelity National Information Services Inc
1.65%, 03/01/2028	1,173,000	1,166,352
Fiserv Inc
4.40%, 07/01/2049	1,691,000	2,039,621
Oracle Corp
2.80%, 04/01/2027	1,777,000	1,884,392
4.00%, 07/15/2046	2,318,000	2,513,576
salesforce.com Inc
3.70%, 04/11/2028	1,429,000	1,627,869
VMware Inc
4.50%, 05/15/2025	3,496,000	3,904,351
		$14,634,752

Telecommunications — 4.23%
AT&T Inc
3.50%, 06/01/2041	3,126,000	3,247,184
3.50%, 09/15/2053 (a)	4,195,000	4,214,593
3.55%, 09/15/2055 (a)	1,830,000	1,836,136
4.50%, 03/09/2048	973,000	1,147,510
T-Mobile USA Inc
2.05%, 02/15/2028	1,727,000	1,753,198
Verizon Communications Inc
2.65%, 11/20/2040	700,000	673,622
3.55%, 03/22/2051	5,851,000	6,251,014
3.70%, 03/22/2061	842,000	901,831
Vodafone Group PLC
(5-year Treasury Constant Maturity Rate + 2.45%),
3.25%, 06/04/2081 (b)	341,000	342,978
		$20,368,066

Transportation — 0.53%
Burlington Northern Santa Fe LLC
4.38%, 09/01/2042	408,000	508,112
FedEx Corp
4.10%, 02/01/2045	1,806,000	2,062,207
		$2,570,319

Water — 0.60%
American Water Capital Corp
2.30%, 06/01/2031	1,020,000	1,036,683
Essential Utilities Inc
2.40%, 05/01/2031	1,840,000	1,856,101
		$2,892,784
TOTAL BONDS		$469,977,898
INVESTMENT COMPANIES — 2.26%	Shares Held	Value

Money Market Funds — 2.26%
Principal Government Money Market Fund — Institutional Class 0.00% (f),(g),(h),(i)	2,138,163	$2,138,163
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (i)	8,731,942	8,731,942
TOTAL INVESTMENT COMPANIES		$10,870,105

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

Value
Total Investments	$480,848,003
Other Assets and Liabilities — 0.09%	423,259
Total Net Assets — 100.00%	$481,271,262

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $85,168,997 or 17.70% of net assets.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. Rate shown is the rate in effect as of period end.
(d)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(e)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $2,095,206 or 0.44% of net assets.
(f)	Non-income producing security.
(g)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $2,138,163 or 0.44% of net assets.
(h)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(i)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Financial		38.33%
Consumer, Non-cyclical		13.63%
Communications		11.00%
Utilities			8.84%
Industrial			7.25%
Technology			6.54%
Energy			5.48%
Consumer, Cyclical			4.60%
Money Market Funds			2.26%
Basic Materials			1.98%
Other Assets and Liabilities			0.09%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Value and Unrealized
Description and Expiration Date	Type	Contracts	Notional Amount		Appreciation/(Depreciation)
U.S. 5 Year Notes; September 2021	Short	339		$41,842,664	$14,996
U.S. 10 Year Notes; September 2021	Short	102		13,515,000	(67,633)
U.S. Long Bond CBT; September 2021	Short	8		1,286,000	(37,142)

Total _______________________________ _______________________________ ____________________________ $ (89,779)

See accompanying notes.

Schedule of Investments
Principal Investment Grade Corporate Active ETF
June 30, 2021

	June 30, 2020		Purchases	Sales	June 30, 2021
Affiliated Securities	Value		Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$600,345		$13,108,660	$11,570,842	$2,138,163
	$600,345		$13,108,660	$11,570,842	$2,138,163

Realized Gain
			Realized	from	Change in
			Gain/Loss on	Capital Gain	Unrealized
	Income (a)		Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$	— $	—	$—
	$—	$	— $	—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Millennials Index ETF
June 30, 2021

COMMON STOCKS — 99.75%	Shares Held	Value
Apparel — 3.11%
Carter's Inc	2,428	$250,497
Columbia Sportswear Co	2,044	201,048
Deckers Outdoor Corp (a)	652	250,414
Fila Holdings Corp	8,498	439,181
Hanesbrands Inc	10,980	204,997
SMCP SA (a),(b)	44,676	323,939
Urban Outfitters Inc (a)	47,034	1,938,741
Yue Yuen Industrial Holdings Ltd (a)	129,000	318,666
		$3,927,483

Beverages — 1.35%
Brown-Forman Corp, Class B	6,263	469,349
Constellation Brands Inc, Class A	1,893	442,754
Monster Beverage Corp (a)	4,743	433,273
Treasury Wine Estates Ltd	40,864	357,945
		$1,703,321

Building Materials — 0.51%
Fortune Brands Home & Security Inc	2,255	224,621
Masco Corp	7,211	424,800
		$649,421

Commercial Services — 3.48%
Adyen NV (a),(b)	1,043	2,548,297
China Yuhua Education Corp Ltd (b)	408,000	369,414
Global Payments Inc	2,144	402,086
GMO Payment Gateway Inc	2,500	325,622
PayPal Holdings Inc (a)	1,778	518,252
PROG Holdings, Inc.	4,989	240,121
		$4,403,792

Computers — 0.38%
Apple Inc	3,537	484,427
Diversified Financial Services — 4.73%
Discover Financial Services	24,738	2,926,258
LexinFintech Holdings Ltd ADR (a)	173,878	2,130,005
Rocket Cos Inc, Class A	9,354	181,000
XP Inc, Class A (a)	17,103	744,836
		$5,982,099

Electronics — 0.56%
Garmin Ltd	4,885	706,566
Engineering & Construction — 0.20%
HomeServe PLC	19,442	256,973
Entertainment — 2.28%
CTS Eventim AG & Co KGaA (a)	30,185	1,886,232
DraftKings Inc, Class A (a)	19,013	991,908
		$2,878,140

Food — 2.32%
Albertsons Cos Inc, Class A (c)	11,325	222,650
Kroger Co/The	65,314	2,502,179
Sprouts Farmers Market Inc (a)	8,114	201,633
		$2,926,462

Home Builders — 0.52%
DR Horton Inc	4,845	437,842
Toll Brothers Inc	3,807	220,083
		$657,925

See accompanying notes.

Schedule of Investments
Principal Millennials Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Home Furnishings — 3.82%
Sleep Number Corp (a)	12,191	$1,340,400
Sony Group Corp	33,400	3,251,461
Tempur Sealy International Inc	5,905	231,417
		$4,823,278

Internet — 35.08%
AfreecaTV Co Ltd	37,838	3,998,332
Alibaba Group Holding Ltd ADR (a)	2,841	644,282
Alphabet Inc, Class C (a)	1,137	2,849,686
Amazon.com Inc (a)	141	485,063
ASOS PLC (a)	4,220	289,541
Baidu Inc (a)	2,960	603,544
eBay Inc	7,053	495,191
Expedia Group Inc (a)	6,774	1,108,972
Facebook Inc, Class A (a)	7,981	2,775,074
Farfetch Ltd, Class A (a)	32,808	1,652,211
IAC (a)	5,392	831,285
JOYY Inc	28,058	1,850,986
Kakao Corp	7,363	1,065,728
Kogan.com Ltd (c)	35,246	306,091
Momo Inc ADR	178,411	2,731,472
Naspers Ltd, Class N	9,778	2,052,962
NCSoft Corp	840	611,641
Netflix Inc (a)	828	437,358
Overstock.com Inc (a)	3,258	300,388
Pinduoduo Inc ADR (a)	17,468	2,218,785
Pinterest Inc, Class A (a)	21,002	1,658,108
Rakuten Inc	53,800	607,275
RealReal Inc/The (a)	9,544	188,589
Revolve Group Inc (a)	39,156	2,697,848
Roku Inc (a)	4,772	2,191,541
Shutterstock Inc	2,424	237,964
Snap Inc, Class A (a)	29,735	2,026,143
Temple & Webster Group Ltd (a)	46,476	376,082
Tencent Holdings Ltd	8,200	616,772
Tencent Music Entertainment Group ADR (a)	128,417	1,987,895
Trip.com Group Ltd ADR (a)	43,894	1,556,481
Vimeo Inc (a)	8,802	431,298
Wayfair Inc, Class A (a),(c)	5,557	1,754,401
Weibo Corp (a),(c)	6,384	335,926
ZOZO Inc	10,900	370,381
		$44,345,296

Leisure Time — 1.57%
Camping World Holdings Inc, Class A	48,472	1,986,867

Media — 6.77%
Comcast Corp, Class A	7,980	455,019
Fox Corp, Class B	6,183	217,642
Sirius XM Holdings Inc (c)	70,919	463,810
ViacomCBS Inc, Class B	52,144	2,356,909
Vivendi SE (c)	106,469	3,576,539
Walt Disney Co/The (a)	8,426	1,481,038
		$8,550,957

Real Estate — 0.60%
REA Group Ltd	5,968	756,528

REITs — 2.92%
American Homes 4 Rent, Class A	6,476	251,592
AvalonBay Communities Inc	2,341	488,543
Duke Realty Corp	10,302	487,800
EastGroup Properties Inc	1,508	247,991

See accompanying notes.

Schedule of Investments
Principal Millennials Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Essex Property Trust Inc	1,588	$476,416
Invitation Homes Inc	13,500	503,415
Prologis Inc	4,075	487,085
Segro PLC	49,802	754,013
		$3,696,855

Retail — 16.48%
Academy Sports & Outdoors Inc (a)	8,002	330,003
At Home Group Inc (a)	7,524	277,184
Bed Bath & Beyond Inc (a)	40,005	1,331,767
Dick's Sporting Goods Inc	2,835	284,039
Domino's Pizza Inc	1,174	547,659
Foot Locker Inc	3,840	236,659
Hennes & Mauritz AB, Class B (a)	103,542	2,456,039
Hibbett Inc (a)	3,134	280,900
Home Depot Inc/The	7,699	2,455,134
Industria de Diseno Textil SA	70,764	2,492,919
JD Sports Fashion PLC	28,313	359,930
Kingfisher PLC	73,352	369,850
L Brands Inc	6,983	503,195
Li Ning Co Ltd	98,771	1,205,967
Lowe's Cos Inc	2,270	440,312
Lululemon Athletica Inc (a)	1,407	513,513
Mr Price Group Ltd	24,567	362,174
Pandora A/S	2,998	403,000
Pets at Home Group PLC	56,531	356,589
Qurate Retail Inc, Series A	18,362	240,359
Signet Jewelers Ltd (a)	30,256	2,444,382
Truworths International Ltd	99,429	401,615
Williams-Sonoma Inc	2,411	384,916
Zalando SE (a),(b)	17,795	2,151,188
		$20,829,293

Semiconductors — 0.51%
Samsung Electronics Co Ltd	9,010	645,657

Software — 6.57%
Activision Blizzard Inc	25,278	2,412,532
Bilibili Inc ADR (a)	21,842	2,661,229
Electronic Arts Inc	3,190	458,818
Fiserv Inc (a)	3,628	387,797
Microsoft Corp	1,832	496,289
NetEase Inc ADR	6,239	719,045
Netmarble Corp (b)	2,843	338,287
Pearl Abyss Corp (a)	5,951	400,027
Take-Two Interactive Software Inc (a)	2,445	432,814
		$8,306,838

Telecommunications — 1.77%
AT&T Inc	77,651	2,234,796

Textiles — 0.34%
Mohawk Industries Inc (a)	2,244	431,274

Toys, Games & Hobbies — 2.01%
Funko Inc, Class A (a)	89,603	1,906,752
Nintendo Co Ltd	1,100	639,831
		$2,546,583

Transportation — 1.87%
Deutsche Post AG	11,735	798,152
FedEx Corp	1,519	453,163
United Parcel Service Inc, Class B	2,540	528,244
XPO Logistics Inc (a)	1,750	244,807

See accompanying notes.

Schedule of Investments
Principal Millennials Index ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Transportation (continued)
Yamato Holdings Co Ltd	11,700	$332,796
		$2,357,162
TOTAL COMMON STOCKS		$126,087,993
INVESTMENT COMPANIES — 4.05%	Shares Held	Value
Money Market Funds — 4.05%
Principal Government Money Market Fund — Institutional Class 0.00% (a),(d),(e),(f)	4,595,808	$4,595,808
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (f)	518,976	518,976
TOTAL INVESTMENT COMPANIES		$5,114,784
Total Investments		$131,202,777
Other Assets and Liabilities — (3.80)%		(4,803,481)
Total Net Assets — 100.00%		$126,399,296

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $5,731,125 or 4.53% of net assets.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $4,426,790 or 3.50% of net assets.
(d)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $4,595,808 or 3.64% of net assets.
(e)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(f)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Communications		43.62%
Consumer, Cyclical		30.13%
Financial		8.25%
Technology		7.46%
Consumer, Non-cyclical		7.15%
Money Market Funds		4.05%
Industrial		3.14%
Other Assets and Liabilities		(3.80)%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$736,189	$26,812,284	$22,952,665	$4,595,808
	$736,189	$26,812,284	$22,952,665	$4,595,808

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2021

COMMON STOCKS — 99.67%	Shares Held	Value

Aerospace & Defense — 1.78%
Lockheed Martin Corp	1,562	$590,983
Northrop Grumman Corp	1,240	450,653
		$1,041,636

Agriculture — 0.99%
Altria Group Inc	8,293	395,410
Philip Morris International Inc	1,844	182,759
		$578,169

Beverages — 2.47%
Brown-Forman Corp, Class B	5,051	378,522
Coca-Cola Co/The	3,163	171,150
Keurig Dr Pepper Inc	5,076	178,878
Monster Beverage Corp (a)	5,887	537,777
PepsiCo Inc	1,191	176,471
		$1,442,798

Biotechnology — 2.45%
Amgen Inc	686	167,212
Bio-Rad Laboratories Inc, Class A (a)	262	168,804
Regeneron Pharmaceuticals Inc (a)	802	447,949
Seagen Inc (a)	1,028	162,301
Vertex Pharmaceuticals Inc (a)	2,422	488,348
		$1,434,614

Chemicals — 2.41%
FMC Corp	3,556	384,759
RPM International Inc	4,530	401,720
Sherwin-Williams Co/The	2,281	621,459
		$1,407,938

Commercial Services — 6.18%
Automatic Data Processing Inc	882	175,183
Booz Allen Hamilton Holding Corp	6,683	569,258
Gartner Inc (a)	862	208,776
MarketAxess Holdings Inc	927	429,748
Moody's Corp	1,881	681,618
PayPal Holdings Inc (a)	595	173,431
Rollins Inc	10,902	372,848
S&P Global Inc	1,098	450,674
Verisk Analytics Inc	3,153	550,892
		$3,612,428

Computers — 3.27%
Accenture PLC, Class A	2,061	607,562
Apple Inc	4,260	583,450
EPAM Systems Inc (a)	412	210,515
Fortinet Inc (a)	2,142	510,203
		$1,911,730

Distribution/Wholesale — 2.53%
Fastenal Co	11,131	578,812
LKQ Corp (a)	3,933	193,582
Pool Corp	1,541	706,795
		$1,479,189

Diversified Financial Services — 3.51%
BlackRock Inc	523	457,609
Intercontinental Exchange Inc	1,405	166,774
Mastercard Inc, Class A	438	159,909
Nasdaq Inc	2,614	459,541
T Rowe Price Group Inc	3,240	641,423

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services (continued)
Visa Inc, Class A	728	$170,221
		$2,055,477

Electric — 2.21%
CMS Energy Corp	6,684	394,891
Evergy Inc	2,891	174,703
Eversource Energy	1,951	156,548
Southern Co/The	2,733	165,374
WEC Energy Group Inc	4,482	398,674
		$1,290,190

Electrical Components & Equipment — 0.63%
AMETEK Inc	1,315	175,553
Generac Holdings Inc (a)	467	193,875
		$369,428

Electronics — 4.59%
Agilent Technologies Inc	2,963	437,961
Amphenol Corp, Class A	2,877	196,816
Garmin Ltd	2,917	421,915
Honeywell International Inc	767	168,241
Keysight Technologies Inc (a)	1,096	169,233
Mettler-Toledo International Inc (a)	462	640,027
Waters Corp (a)	1,887	652,166
		$2,686,359

Engineering & Construction — 0.31%
Jacobs Engineering Group Inc	1,344	179,316

Environmental Control — 0.33%
Republic Services Inc	1,738	191,197

Food — 2.89%
Campbell Soup Co	3,406	155,279
General Mills Inc	9,390	572,133
Hershey Co/The	3,548	617,991
JM Smucker Co/The	1,384	179,325
McCormick & Co Inc	1,841	162,597
		$1,687,325

Healthcare — Products — 8.96%
Abbott Laboratories	3,019	349,993
Bio-Techne Corp	430	193,612
Danaher Corp	2,351	630,914
Edwards Lifesciences Corp (a)	1,865	193,158
Hologic Inc (a)	5,017	334,734
IDEXX Laboratories Inc (a)	991	625,866
Masimo Corp (a)	617	149,592
PerkinElmer Inc	4,097	632,618
ResMed Inc	2,679	660,427
STERIS PLC	2,067	426,422
Thermo Fisher Scientific Inc	1,146	578,123
West Pharmaceutical Services Inc	1,291	463,598
		$5,239,057

Healthcare — Services — 3.58%
Charles River Laboratories International Inc (a)	1,265	467,949
Humana Inc	411	181,958
Laboratory Corp of America Holdings (a)	1,510	416,533
Quest Diagnostics Inc	4,470	589,906
UnitedHealth Group Inc	1,090	436,480
		$2,092,826

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Home Builders — 0.63%
DR Horton Inc	2,018	$182,367
Lennar Corp, Class A	1,867	185,486
		$367,853

Household Products — 1.92%
Colgate-Palmolive Co	6,870	558,875
Procter & Gamble Co/The	4,182	564,277
		$1,123,152

Household Products/Wares — 2.79%
Avery Dennison Corp	882	185,432
Church & Dwight Co Inc	6,560	559,043
Clorox Co/The	2,854	513,463
Kimberly-Clark Corp	2,815	376,591
		$1,634,529

Housewares — 0.79%
Scotts Miracle-Gro Co/The	2,421	464,638
Insurance — 5.08%
Allstate Corp/The	1,452	189,399
Aon PLC	2,266	541,030
Arthur J Gallagher & Co	4,313	604,165
Brown & Brown Inc	7,878	418,637
Marsh & McLennan Cos Inc	4,482	630,528
Progressive Corp/The	6,010	590,242
		$2,974,001

Internet — 2.69%
Alphabet Inc, Class A (a)	177	432,197
eBay Inc	9,155	642,773
Etsy Inc (a)	703	144,705
Netflix Inc (a)	672	354,957
		$1,574,632

Machinery — Diversified — 1.70%
Graco Inc	5,214	394,700
IDEX Corp	793	174,499
Rockwell Automation Inc	1,489	425,884
		$995,083

Media — 0.97%
FactSet Research Systems Inc	1,696	569,195
Miscellaneous Manufacture — 1.29%
3M Co	2,948	585,561
Illinois Tool Works Inc	767	171,471
		$757,032

Pharmaceuticals — 3.95%
AbbVie Inc	1,439	162,089
Becton Dickinson and Co	1,497	364,055
Cigna Corp	1,723	408,472
Eli Lilly & Co	1,762	404,414
Johnson & Johnson	3,260	537,052
Zoetis Inc	2,329	434,033
		$2,310,115

REITs — 2.64%
Alexandria Real Estate Equities Inc	969	176,300
American Tower Corp	1,672	451,674
Crown Castle International Corp	2,324	453,412

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Public Storage	1,543	$463,965
		$1,545,351

Retail — 8.98%
AutoZone Inc (a)	310	462,588
Costco Wholesale Corp	1,560	617,245
Dollar General Corp	2,733	591,394
Domino's Pizza Inc	444	207,122
Home Depot Inc/The	1,999	637,461
Lowe's Cos Inc	3,232	626,911
O'Reilly Automotive Inc (a)	1,157	655,105
Target Corp	2,814	680,256
Tractor Supply Co	3,250	604,695
Walmart Inc	1,190	167,814
		$5,250,591

Semiconductors — 1.91%
KLA Corp	1,163	377,056
Monolithic Power Systems Inc	966	360,753
Teradyne Inc	2,811	376,562
		$1,114,371

Software — 12.02%
Activision Blizzard Inc	3,780	360,763
Adobe Inc (a)	1,122	657,088
Akamai Technologies Inc (a)	1,642	191,457
Autodesk Inc (a)	565	164,924
Broadridge Financial Solutions Inc	3,625	585,546
Cerner Corp	7,473	584,090
Citrix Systems Inc	1,161	136,150
Fair Isaac Corp (a)	790	397,117
Intuit Inc	925	453,407
Jack Henry & Associates Inc	2,436	398,310
Microsoft Corp	2,221	601,669
Oracle Corp	8,007	623,265
Paychex Inc	3,972	426,196
PTC Inc (a)	1,133	160,048
Synopsys Inc (a)	2,107	581,090
Tyler Technologies Inc (a)	329	148,830
Veeva Systems Inc, Class A (a)	1,293	402,058
Zoom Video Communications Inc, Class A (a)	411	159,069
		$7,031,077

Telecommunications — 0.73%
Cisco Systems Inc	8,047	426,491

Transportation — 1.53%
Expeditors International of Washington Inc	5,623	711,872
Old Dominion Freight Line Inc	716	181,721
		$893,593

Water — 0.96%
American Water Works Co Inc	2,548	392,723
Essential Utilities Inc	3,686	168,450
		$561,173
TOTAL COMMON STOCKS		$58,292,554

See accompanying notes.

Schedule of Investments
Principal Quality ETF
June 30, 2021

INVESTMENT COMPANIES — 0.28%	Shares Held	Value
Money Market Fund — 0.28%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (b)	164,623	$164,623
TOTAL INVESTMENT COMPANIES		$164,623
Total Investments		$58,457,177
Other Assets and Liabilities — 0.05%		28,450
Total Net Assets — 100.00%		$58,485,627

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		36.17%
Technology		17.20%
Consumer, Cyclical		12.93%
Industrial		12.16%
Financial		11.24%
Communications		4.39%
Utilities		3.17%
Basic Materials		2.41%
Money Market Fund		0.28%
Other Assets and Liabilities		0.05%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$52,718	$52,718	$—
	$—	$52,718	$52,718	$—

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2021

	Principal
BONDS — 97.13%	Amount	Value

Banks — 39.40%
Bank of America Corp
(3-month USD LIBOR + 3.90%),
6.10%, 03/17/2025 (a),(b)	$7,667,000	$8,609,044
(3-month USD LIBOR + 4.55%),
6.30%, 03/10/2026 (a),(b)	768,000	886,203
Bank of Montreal
(5-year Treasury Constant Maturity Rate + 2.98%),
4.80%, 08/25/2024 (a),(b),(c)	3,275,000	3,527,601
Bank of New York Mellon Corp/The
(5-year Treasury Constant Maturity Rate + 3.35%),
3.70%, 03/20/2026 (a),(b)	15,059,000	15,680,184
(5-year Treasury Constant Maturity Rate + 4.36%),
4.70%, 09/20/2025 (a),(b)	736,000	803,160
Bank of Nova Scotia/The
(5-year Treasury Constant Maturity Rate + 4.55%),
4.90%, 06/04/2025 (a),(b)	3,474,000	3,812,715
BNP Paribas SA
(3-month USD LIBOR + 1.29%),
7.20%, 06/25/2037 (a),(b),(c),(d)	2,300,000	2,455,250
Citigroup Inc
(5-year Treasury Constant Maturity Rate + 3.42%),
3.88%, 02/18/2026 (a),(b)	2,159,000	2,204,879
(5-year Treasury Constant Maturity Rate + 3.60%),
4.00%, 12/10/2025 (a),(b)	9,239,000	9,550,816
(3-month USD LIBOR + 3.91%),
5.95%, 05/15/2025 (a),(b)	3,830,000	4,191,743
Citizens Financial Group Inc
(5-year Treasury Constant Maturity Rate + 3.22%),
4.00%, 10/06/2026 (a),(b)	2,528,000	2,546,960
(5-year Treasury Constant Maturity Rate + 5.31%),
5.65%, 10/06/2025 (a),(b),(c)	3,057,000	3,377,985
(3-month USD LIBOR + 3.16%),
6.38%, 04/06/2024 (a),(b),(c)	2,818,000	2,994,125
Comerica Inc
(5-year Treasury Constant Maturity Rate + 5.29%),
5.63%, 07/01/2025 (a),(b)	605,000	670,038
Fifth Third Bancorp
(5-year Treasury Constant Maturity Rate + 4.22%),
4.50%, 09/30/2025 (a),(b)	995,000	1,079,575
Goldman Sachs Group Inc/The
(5-year Treasury Constant Maturity Rate + 2.97%),
3.80%, 05/10/2026 (a),(b)	1,352,000	1,376,066
(5-year Treasury Constant Maturity Rate + 3.62%),
5.50%, 08/10/2024 (a),(b),(c)	5,750,000	6,307,232
HSBC Capital Funding Dollar 1 LP
(3-month USD LIBOR + 4.98%),
10.18%, 06/30/2030 (a),(b)	5,553,000	9,192,658
Huntington Bancshares Inc
(7-year Treasury Constant Maturity Rate + 4.05%),
4.45%, 10/15/2027 (a),(b)	2,125,000	2,268,438
(10-year Treasury Constant Maturity Rate + 4.95%),
5.63%, 07/15/2030 (a),(b)	6,909,000	8,023,076
JPMorgan Chase & Co
(5-year Treasury Constant Maturity Rate + 2.85%),
3.65%, 06/01/2026 (a),(b)	7,140,000	7,149,996
(3-month USD LIBOR + 3.30%),
6.00%, 08/01/2023 (a),(b)	4,226,000	4,492,766
(3-month USD LIBOR + 3.78%),
6.75%, 02/01/2024 (a),(b)	4,978,000	5,519,855
KeyCorp
(3-month USD LIBOR + 3.61%),
5.00%, 09/15/2026 (a),(b)	1,154,000	1,284,864

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
Lloyds Bank PLC
(3-month USD LIBOR + 11.76%),
12.00%, 12/16/2024 (a),(b),(c),(d)	$4,269,000	$4,636,561
SVB Financial Group
(5-year Treasury Constant Maturity Rate + 3.20%),
4.00%, 05/15/2026 (a),(b)	2,252,000	2,292,086
(10-year Treasury Constant Maturity Rate + 3.06%),
4.10%, 02/15/2031 (a),(b)	512,000	519,357
Truist Financial Corp
(5-year Treasury Constant Maturity Rate + 3.00%),
4.80%, 09/01/2024 (a),(b)	7,667,000	8,050,350
(5-year Treasury Constant Maturity Rate + 4.61%),
4.95%, 09/01/2025 (a),(b)	1,600,000	1,757,600
Wells Fargo & Co
(5-year Treasury Constant Maturity Rate + 3.45%),
3.90%, 03/15/2026 (a),(b)	11,587,000	11,996,021
(3-month USD LIBOR + 3.99%),
5.88%, 06/15/2025 (a),(b)	5,266,000	5,897,446
		$143,154,650

Diversified Financial Services — 7.52%
Ally Financial Inc
(5-year Treasury Constant Maturity Rate + 3.87%),
4.70%, 05/15/2026 (a),(b)	1,561,000	1,616,728
(7-year Treasury Constant Maturity Rate + 3.48%),
4.70%, 05/15/2028 (a),(b)	1,012,000	1,024,954
Capital One Financial Corp
(5-year Treasury Constant Maturity Rate + 3.16%),
3.95%, 09/01/2026 (a),(b)	4,048,000	4,134,020
Charles Schwab Corp/The
(5-year Treasury Constant Maturity Rate + 3.17%),
4.00%, 06/01/2026 (a),(b)	8,065,000	8,407,762
(5-year Treasury Constant Maturity Rate + 4.97%),
5.38%, 06/01/2025 (a),(b)	4,601,000	5,085,485
Discover Financial Services
(5-year Treasury Constant Maturity Rate + 5.78%),
6.13%, 06/23/2025 (a),(b)	6,292,000	7,060,882
		$27,329,831

Electric — 11.70%
CMS Energy Corp
(5-year Treasury Constant Maturity Rate + 2.90%),
3.75%, 12/01/2050 (b)	3,331,000	3,388,626
(5-year Treasury Constant Maturity Rate + 4.12%),
4.75%, 06/01/2050 (b)	2,957,000	3,295,207
Dominion Energy Inc
(5-year Treasury Constant Maturity Rate + 2.99%),
4.65%, 12/15/2024 (a),(b)	13,679,000	14,533,937
Duke Energy Corp
(5-year Treasury Constant Maturity Rate + 3.39%),
4.88%, 09/16/2024 (a),(b)	9,298,000	9,879,125
Emera Inc
(3-month USD LIBOR + 5.44%),
6.75%, 06/15/2076 (b)	6,892,000	8,072,255
Southern Co/The
(5-year Treasury Constant Maturity Rate + 2.92%),
3.75%, 09/15/2051 (b)	512,000	515,277
(5-year Treasury Constant Maturity Rate + 3.73%),
4.00%, 01/15/2051 (b)	2,681,000	2,835,158
		$42,519,585

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Gas — 1.77%
NiSource Inc
(5-year Treasury Constant Maturity Rate + 2.84%),
5.65%, 06/15/2023 (a),(b)	$6,027,000	$6,426,289

Hand/Machine Tools — 1.12%
Stanley Black & Decker Inc
(5-year Treasury Constant Maturity Rate + 2.66%),
4.00%, 03/15/2060 (b)	3,830,000	4,075,120

Insurance — 25.53%
Allstate Corp/The
(3-month USD LIBOR + 2.94%),
5.75%, 08/15/2053 (b)	3,830,000	4,169,913
American International Group Inc
(3-month USD LIBOR + 2.87%),
5.75%, 04/01/2048 (b)	1,600,000	1,831,363
Argentum Netherlands BV for Swiss Re Ltd
(3-month USD LIBOR + 3.78%),
5.63%, 08/15/2052 (b)	5,600,000	6,411,686
Argentum Netherlands BV for Zurich Insurance Co Ltd
(5-year Treasury Constant Maturity Rate + 3.27%),
5.13%, 06/01/2048 (b)	4,000,000	4,595,000
AXA SA
(3-month USD LIBOR + 2.26%),
6.38%, 12/14/2036 (a),(b),(d)	5,091,000	7,076,490
Cloverie PLC for Zurich Insurance Co Ltd
(3-month USD LIBOR + 4.92%),
5.63%, 06/24/2046 (b)	5,600,000	6,482,112
Equitable Holdings Inc
(5-year Treasury Constant Maturity Rate + 4.74%),
4.95%, 09/15/2025 (a),(b)	3,172,000	3,449,550
M&G PLC
6.50%, 10/20/2048	2,200,000	2,607,550
Meiji Yasuda Life Insurance Co
(5-year Swap rate + 4.23%),
5.20%, 10/20/2045 (b),(d)	3,830,000	4,338,241
MetLife Inc
(5-year Treasury Constant Maturity Rate + 3.58%),
3.85%, 09/15/2025 (a),(b)	6,394,000	6,721,692
9.25%, 04/08/2068 (d)	5,593,000	8,481,584
Nippon Life Insurance Co
(5-year Treasury Constant Maturity Rate + 2.65%),
2.75%, 01/21/2051 (b),(d)	4,910,000	4,811,800
Prudential Financial Inc
(5-year Treasury Constant Maturity Rate + 3.04%),
3.70%, 10/01/2050 (b)	7,347,000	7,659,247
(3-month USD LIBOR + 3.92%),
5.63%, 06/15/2043 (b)	5,750,000	6,170,628
Sumitomo Life Insurance Co
(5-year Treasury Constant Maturity Rate + 2.75%),
3.38%, 04/15/2081 (b),(d)	4,163,000	4,289,972
(3-month USD LIBOR + 4.44%),
6.50%, 09/20/2073 (b),(d)	7,704,000	8,532,180
Voya Financial Inc
(5-year Treasury Constant Maturity Rate + 3.36%),
6.13%, 09/15/2023 (a),(b),(c)	3,830,000	4,136,400
Zurich Finance Ireland Designated Activity Co
(5-year Treasury Constant Maturity Rate + 2.78%),
3.00%, 04/19/2051 (b)	1,000,000	989,644
		$92,755,052

See accompanying notes.

Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Oil & Gas — 1.55%
BP Capital Markets PLC
(5-year Treasury Constant Maturity Rate + 4.04%),
4.38%, 06/22/2025 (a),(b)	$5,289,000	$5,632,785

Pipelines — 6.07%
Enbridge Inc
(5-year Treasury Constant Maturity Rate + 5.31%),
5.75%, 07/15/2080 (b)	2,220,000	2,475,300
(3-month USD LIBOR + 3.89%),
6.00%, 01/15/2077 (b)	5,750,000	6,376,443
Enterprise Products Operating LLC
(3-month USD LIBOR + 3.03%),
5.25%, 08/16/2077 (b)	3,830,000	4,015,656
Transcanada Trust
(3-month USD LIBOR + 4.15%),
5.50%, 09/15/2079 (b)	8,428,000	9,186,520
		$22,053,919

REITs — 0.96%
Scentre Group Trust 2
(5-year Treasury Constant Maturity Rate + 4.38%),
4.75%, 09/24/2080 (b),(d)	847,000	904,173
(5-year Treasury Constant Maturity Rate + 4.69%),
5.13%, 09/24/2080 (b),(d)	2,417,000	2,577,126
		$3,481,299

Telecommunications — 1.51%
Vodafone Group PLC
(5-year Swap rate + 4.87%),
7.00%, 04/04/2079 (b)	4,516,000	5,472,173
TOTAL BONDS		$352,900,703
INVESTMENT COMPANIES — 4.72%	Shares Held	Value

Money Market Funds — 4.72%
Principal Government Money Market Fund — Institutional Class 0.00% (e),(f),(g),(h)	10,355,640	$10,355,640
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (h)	6,805,333	6,805,333
TOTAL INVESTMENT COMPANIES		$17,160,973
Total Investments		$370,061,676
Other Assets and Liabilities — (1.85%)		(6,728,542)

Total Net Assets — 100.00%		$363,333,134

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(c)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $10,152,033 or 2.79% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $48,103,377 or 13.24% of net assets.
(e)	Non-income producing security.
(f)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $10,355,640 or 2.85% of net assets.
(g)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(h)	Current yield shown is as of period end.

See accompanying notes.

	Schedule of Investments
Principal Spectrum Preferred Securities Active ETF
	June 30, 2021

Portfolio Summary (unaudited)
Sector			Percent
Financial			73.41%
Utilities			13.47%
Energy			7.62%
Money Market Funds			4.72%
Communications			1.51%
Industrial			1.12%
Other Assets and Liabilities			(1.85)%
TOTAL NET ASSETS			100.00%

	June 30, 2020		Purchases	Sales	June 30, 2021
Affiliated Securities	Value		Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$2,865,310		$51,313,520	$43,823,190	$10,355,640
	$2,865,310		$51,313,520	$43,823,190	$10,355,640

				Realized Gain
			Realized	from	Change in
			Gain/Loss on	Capital Gain	Unrealized
	Income (a)		Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$	— $	—	$—
	$—	$	— $	—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2021

PREFERRED STOCKS — 13.69%	Shares Held	Value

Banks — 5.33%
Associated Banc-Corp; Series F
5.63%, 09/15/2025 (a)	1,890	$54,715
Bank of America Corp; Series NN
4.38%, 11/03/2025 (a)	4,000	104,800
Fulton Financial Corp; Series A
5.13%, 01/15/2026 (a)	8,400	225,372
JPMorgan Chase & Co; Series DD
5.75%, 12/01/2023 (a)	1,151	32,516
JPMorgan Chase & Co; Series EE
6.00%, 03/01/2024 (a)	1,500	43,245
Morgan Stanley; Series I
(3-month USD LIBOR + 3.71%),
6.38%, 10/15/2024 (a),(b)	15,550	452,194
Synovus Financial Corp; Series E
(5-year Treasury Constant Maturity Rate + 4.13%),
5.88%, 07/01/2024 (a),(b)	10,500	286,230
US Bancorp; Series B
(3-month USD LIBOR + 0.60%),
3.50%, 07/30/2021 (a),(b)	302	7,520
		$1,206,592

Insurance — 4.11%
Allstate Corp/The; Series H
5.10%, 10/15/2024 (a)	10,500	295,470
American International Group Inc; Series A
5.85%, 03/15/2024 (a)	7,321	209,673
MetLife Inc; Series F
4.75%, 03/15/2024 (a)	15,750	425,093
		$930,236

Telecommunications — 4.25%
AT&T Inc; Series A
5.00%, 12/12/2024 (a)	10,500	287,700
AT&T Inc; Series C
4.75%, 02/18/2025 (a)	25,383	674,934
		$962,634
TOTAL PREFERRED STOCKS		$3,099,462
	Principal
BONDS — 84.30%	Amount	Value

Banks — 69.48%
Bank of America Corp
(3-month USD LIBOR + 3.90%),
6.10%, 03/17/2025 (a),(b)	$210,000	$235,803
(3-month USD LIBOR + 4.55%),
6.30%, 03/10/2026 (a),(b)	525,000	605,803
Bank of New York Mellon Corp/The
(5-year Treasury Constant Maturity Rate + 3.35%),
3.70%, 03/20/2026 (a),(b)	210,000	218,662
(5-year Treasury Constant Maturity Rate + 4.36%),
4.70%, 09/20/2025 (a),(b)	525,000	572,906
Bank of Nova Scotia/The
(5-year Treasury Constant Maturity Rate + 4.55%),
4.90%, 06/04/2025 (a),(b)	525,000	576,187
Citigroup Inc
(5-year Treasury Constant Maturity Rate + 3.42%),
3.88%, 02/18/2026 (a),(b)	210,000	214,463
Citizens Financial Group Inc
(5-year Treasury Constant Maturity Rate + 5.31%),
5.65%, 10/06/2025 (a),(b)	525,000	580,125

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Banks (continued)
Comerica Inc
(5-year Treasury Constant Maturity Rate + 5.29%),
5.63%, 07/01/2025 (a),(b)	$525,000	$581,437
Credit Agricole SA
(5-year Swap rate + 4.90%),
7.88%, 01/23/2024 (a),(b),(c)	787,000	889,310
Credit Suisse Group AG
(5-year Treasury Constant Maturity Rate + 4.82%),
6.38%, 08/21/2026 (a),(b),(c),(d)	367,000	409,069
(5-year Swap rate + 5.11%),
7.13%, 07/29/2022 (a),(b),(c)	500,000	521,875
Fifth Third Bancorp
(5-year Treasury Constant Maturity Rate + 4.22%),
4.50%, 09/30/2025 (a),(b)	500,000	542,500
Goldman Sachs Group Inc/The
(5-year Treasury Constant Maturity Rate + 2.97%),
3.80%, 05/10/2026 (a),(b)	400,000	407,120
HSBC Holdings PLC
(5-year Swap rate + 4.37%),
6.38%, 03/30/2025 (a),(b),(c)	787,000	877,348
Huntington Bancshares Inc
(10-year Treasury Constant Maturity Rate + 4.95%),
5.63%, 07/15/2030 (a),(b)	525,000	609,656
ING Groep NV
(5-year Treasury Constant Maturity Rate + 4.34%),
5.75%, 11/16/2026 (a),(b),(c)	787,000	871,681
JPMorgan Chase & Co
(5-year Treasury Constant Maturity Rate + 2.85%),
3.65%, 06/01/2026 (a),(b)	100,000	100,140
Lloyds Banking Group PLC
(5-year Swap rate + 4.50%),
7.50%, 09/27/2025 (a),(b),(c)	787,000	920,790
M&T Bank Corp
(3-month USD LIBOR + 3.52%),
5.13%, 11/01/2026 (a),(b)	225,000	247,779
Natwest Group PLC
(5-year Swap rate + 5.72%),
8.00%, 08/10/2025 (a),(b),(c)	787,000	930,683
Nordea Bank Abp
(5-year Treasury Constant Maturity Rate + 4.11%),
6.63%, 03/26/2026 (a),(b),(c),(d)	787,000	902,595
Societe Generale SA
(5-year Swap rate + 4.98%),
7.88%, 12/18/2023 (a),(b),(c)	787,000	879,724
Standard Chartered PLC
(5-year Swap rate + 6.30%),
7.50%, 04/02/2022 (a),(b),(c)	787,000	819,842
SVB Financial Group
(5-year Treasury Constant Maturity Rate + 3.20%),
4.00%, 05/15/2026 (a),(b)	100,000	101,780
Truist Financial Corp
(5-year Treasury Constant Maturity Rate + 4.61%),
4.95%, 09/01/2025 (a),(b)	525,000	576,712
UBS Group AG
(5-year Swap rate + 4.34%),
7.00%, 01/31/2024 (a),(b),(c)	787,000	866,684
Wells Fargo & Co
(5-year Treasury Constant Maturity Rate + 3.45%),
3.90%, 03/15/2026 (a),(b)	300,000	310,590
(3-month USD LIBOR + 3.99%),
5.88%, 06/15/2025 (a),(b)	325,000	363,971
		$15,735,235

See accompanying notes.

Schedule of Investments
Principal Spectrum Tax-Advantaged Dividend Active ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Diversified Financial Services — 7.46%
Ally Financial Inc
(5-year Treasury Constant Maturity Rate + 3.87%),
4.70%, 05/15/2026 (a),(b)	$200,000	$207,140
Charles Schwab Corp/The
(5-year Treasury Constant Maturity Rate + 3.17%),
4.00%, 06/01/2026 (a),(b)	300,000	312,750
(5-year Treasury Constant Maturity Rate + 4.97%),
5.38%, 06/01/2025 (a),(b)	525,000	580,282
Discover Financial Services
(5-year Treasury Constant Maturity Rate + 5.78%),
6.13%, 06/23/2025 (a),(b)	525,000	589,155
		$1,689,327

Electric — 4.43%
Dominion Energy Inc
(5-year Treasury Constant Maturity Rate + 2.99%),
4.65%, 12/15/2024 (a),(b)	420,000	446,250
Duke Energy Corp
(5-year Treasury Constant Maturity Rate + 3.39%),
4.88%, 09/16/2024 (a),(b)	525,000	557,813
		$1,004,063

Insurance — 2.93%
MetLife Inc
(5-year Treasury Constant Maturity Rate + 3.58%),
3.85%, 09/15/2025 (a),(b)	200,000	210,250
Voya Financial Inc
(5-year Treasury Constant Maturity Rate + 3.36%),
6.13%, 09/15/2023 (a),(b)	420,000	453,600
		$663,850
TOTAL BONDS		$19,092,475
INVESTMENT COMPANIES — 1.15%	Shares Held	Value

Money Market Fund — 1.15%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (e)	260,996	$260,996
TOTAL INVESTMENT COMPANIES		$260,996
Total Investments		$22,452,933
Other Assets and Liabilities — 0.86%		194,498

Total Net Assets — 100.00%		$22,647,431

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(c)	Security is a contingent convertible security, ("CoCo"). CoCo's are hybrid debt securities that may convert to equity or have their principal written down upon occurrence of certain "triggers". At the end of the period, the value of these securities totaled $8,889,601 or 39.25% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,311,664 or 5.79% of net assets.
(e)	Current yield shown is as of period end.

See accompanying notes.

Schedule of Investments

Principal Spectrum Tax-Advantaged Dividend Active ETF

June 30, 2021

Portfolio Summary (unaudited)

Sector	Percent
Financial	89.31%
Utilities	4.43%
Communications	4.25%
Money Market Fund	1.15%
Other Assets and Liabilities	0.86%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2021

	Principal
BONDS — 95.34%	Amount	Value

Asset-Backed Securities — 19.25%
AmeriCredit Automobile Receivables Trust 2021-1
0.28%, 06/18/2024	$250,000	$250,113
CarMax Auto Owner Trust 2021-2
0.27%, 06/17/2024	200,000	200,066
CPS Auto Receivables Trust 2020-A
2.09%, 05/15/2023 (a)	7,296	7,301
CPS Auto Receivables Trust 2021-B
0.37%, 03/17/2025 (a)	90,915	90,936
GreatAmerica Leasing Receivables Funding LLC
0.27%, 06/15/2023 (a)	50,000	50,003
HPEFS Equipment Trust
0.27%, 03/20/2031 (a)	100,000	100,024
MMAF Equipment Finance LLC 2021-A
0.30%, 04/15/2024 (a)	100,000	99,974
Navient Private Education Loan Trust 2018-BA
1.69%, 05/15/2069 (a)	147,340	148,818
Santander Drive Auto Receivables Trust 2020-2
0.62%, 05/15/2023	10,054	10,056
Santander Drive Auto Receivables Trust 2020-3
0.46%, 09/15/2023	75,887	75,910
Santander Drive Auto Receivables Trust 2021-1
0.29%, 11/15/2023	42,030	42,046
SMB Private Education Loan Trust 2015-B
1.27%, 07/15/2027 (a),(c)	78,455	78,696
Volvo Financial Equipment Master Owner Trust 2018-A
0.59%, 07/17/2023 (a),(c)	325,000	325,061
Westlake Automobile Receivables Trust 2020-2A
0.93%, 02/15/2024 (a)	136,882	137,237
World Omni Auto Receivables Trust 2021-A
0.17%, 02/15/2024	50,000	50,002
		$1,666,243

Banks — 29.38%
Bank of New York Mellon Corp/The
0.29%, 04/26/2024 (c)	250,000	250,476
Citigroup Inc
(3-month USD LIBOR + 1.43%),
1.57%, 09/01/2023 (b)	250,000	253,529
Fifth Third Bancorp
2.60%, 06/15/2022	279,000	284,780
Goldman Sachs Group Inc/The
0.58%, 11/17/2023 (c)	250,000	250,147
ING Bank NV
(3-month USD LIBOR + 0.88%),
1.04%, 08/15/2021 (a),(b)	200,000	200,203
Morgan Stanley
0.73%, 01/20/2023 (c)	200,000	200,568
MUFG Union Bank NA
0.76%, 12/09/2022 (c)	300,000	301,848
Toronto-Dominion Bank
0.26%, 01/06/2023 (c)	200,000	200,145
Truist Bank
2.45%, 08/01/2022	350,000	357,570
Wells Fargo & Co
(3-month USD LIBOR + 1.03%),
1.20%, 07/26/2021 (b)	244,000	244,172
		$2,543,438

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value

Biotechnology — 2.89%
Gilead Sciences Inc
0.75%, 09/29/2023	$250,000	$250,123

Chemicals — 2.36%
Westlake Chemical Corp
3.60%, 07/15/2022	200,000	204,641

Electric — 8.14%
Dominion Energy Inc
(3-month USD LIBOR + 0.53%),
0.65%, 09/15/2023 (b)	150,000	150,108
2.72%, 08/15/2021	250,000	250,715
DTE Energy Co
2.60%, 06/15/2022	200,000	204,320
Florida Power & Light Co
0.28%, 05/10/2023 (c)	100,000	99,943
		$705,086

Electronics — 2.89%
Honeywell International Inc
0.48%, 08/19/2022	250,000	250,079

Food — 2.89%
Tyson Foods Inc
2.25%, 08/23/2021	250,000	250,297

Insurance — 6.28%
Metropolitan Life Global Funding I
0.90%, 06/08/2023 (a)	250,000	252,460
New York Life Global Funding
1.70%, 09/14/2021 (a)	290,000	290,900
		$543,360

Miscellaneous Manufacture — 2.91%
Siemens Financieringsmaatschappij NV
0.48%, 03/11/2024 (a),(c)	250,000	251,763

Oil & Gas — 4.81%
Suncor Energy Inc
2.80%, 05/15/2023	400,000	416,008

Retail — 2.31%
McDonald's Corp
(3-month USD LIBOR + 0.43%),
0.61%, 10/28/2021 (b)	200,000	200,246

Software — 3.18%
Fidelity National Information Services Inc
0.38%, 03/01/2023	25,000	24,968
Oracle Corp
1.90%, 09/15/2021	250,000	250,492
		$275,460

Telecommunications — 8.05%
AT&T Inc
2.63%, 12/01/2022	221,000	226,775
NTT Finance Corp
0.37%, 03/03/2023 (a)	200,000	200,034
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III
LLC
3.36%, 03/20/2023 (a)	68,750	69,130

See accompanying notes.

Schedule of Investments
Principal Ultra-Short Active Income ETF
June 30, 2021

	Principal
BONDS (continued)	Amount	Value
Telecommunications (continued)
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III
LLC (continued)
4.74%, 03/20/2025 (a)	$187,500	$201,161
		$697,100
TOTAL BONDS		$8,253,844
INVESTMENT COMPANIES — 4.43%	Shares Held	Value
Money Market Fund — 4.43%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (d)	383,270	$383,270
TOTAL INVESTMENT COMPANIES		$383,270
Total Investments		$8,637,114
Other Assets and Liabilities — 0.23%		19,905
Total Net Assets — 100.00%		$8,657,019

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $2,503,701 or 28.92% of net assets.
(b)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(c)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. Rate shown is the rate in effect as of period end.
(d)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Financial		35.66%
Asset-Backed Securities		19.25%
Utilities		8.14%
Communications		8.05%
Industrial		5.80%
Consumer, Non-cyclical		5.78%
Energy		4.81%
Money Market Fund		4.43%
Technology		3.18%
Basic Materials		2.36%
Consumer, Cyclical		2.31%
Other Assets and Liabilities		0.23%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$11,413	$252,922	$264,335	$—
	$11,413	$252,922	$264,335	$—

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS — 99.76%	Shares Held	Value

Advertising — 0.22%
Interpublic Group of Cos Inc/The	1,357	$44,089
Omnicom Group Inc	253	20,237
		$64,326

Aerospace & Defense — 1.27%
Boeing Co/The (a)	207	49,589
General Dynamics Corp	321	60,432
Howmet Aerospace Inc (a)	644	22,199
L3Harris Technologies Inc	161	34,800
Lockheed Martin Corp	230	87,021
Northrop Grumman Corp	184	66,871
Teledyne Technologies Inc (a)	69	28,899
TransDigm Group Inc (a)	46	29,775
		$379,586

Agriculture — 0.53%
Altria Group Inc	1,748	83,345
Archer-Daniels-Midland Co	966	58,539
Philip Morris International Inc	161	15,957
		$157,841

Airlines — 0.36%
Alaska Air Group Inc (a)	299	18,033
American Airlines Group Inc (a)	1,012	21,465
Delta Air Lines Inc (a)	552	23,879
Southwest Airlines Co (a)	437	23,200
United Airlines Holdings Inc (a)	414	21,648
		$108,225

Apparel — 0.50%
Hanesbrands Inc	943	17,606
NIKE Inc, Class B	138	21,320
PVH Corp (a)	345	37,118
Ralph Lauren Corp	161	18,967
Tapestry Inc (a)	460	20,001
Under Armour Inc, Class A (a)	828	17,512
Under Armour Inc, Class C (a)	966	17,939
		$150,463

Auto Manufacturers — 2.21%
Cummins Inc	230	56,076
Ford Motor Co (a)	4,886	72,606
General Motors Co (a)	1,219	72,128
PACCAR Inc	322	28,739
Tesla Inc (a)	634	430,930
		$660,479

Auto Parts & Equipment — 0.32%
Aptiv PLC (a)	368	57,898
BorgWarner Inc	782	37,958
		$95,856

Banks — 5.88%
Bank of America Corp	4,946	203,923
Bank of New York Mellon Corp/The	552	28,279
Citigroup Inc	1,541	109,026
Citizens Financial Group Inc	506	23,210
Comerica Inc	552	39,380
Fifth Third Bancorp	644	24,620
First Republic Bank	299	55,964
Goldman Sachs Group Inc/The	392	148,776
Huntington Bancshares Inc	2,806	40,042

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
JPMorgan Chase & Co	2,508	$390,094
KeyCorp	2,116	43,695
M&T Bank Corp	138	20,053
Morgan Stanley	1,724	158,073
Northern Trust Corp	368	42,548
PNC Financial Services Group Inc/The	414	78,975
Regions Financial Corp	2,139	43,165
State Street Corp	299	24,602
SVB Financial Group (a)	123	68,441
Truist Financial Corp	1,842	102,231
US Bancorp	1,265	72,067
Zions Bancorp NA	713	37,689
		$1,754,853

Beverages — 0.98%
Brown-Forman Corp, Class B	276	20,683
Coca-Cola Co/The	1,609	87,063
Constellation Brands Inc, Class A	232	54,262
Molson Coors Beverage Co, Class B (a)	368	19,758
Monster Beverage Corp (a)	276	25,213
PepsiCo Inc	575	85,198
		$292,177

Biotechnology — 1.29%
Alexion Pharmaceuticals Inc (a)	138	25,352
Amgen Inc	460	112,125
Bio-Rad Laboratories Inc, Class A (a)	55	35,436
Biogen Inc (a)	100	34,627
Corteva Inc	1,058	46,922
Gilead Sciences Inc	161	11,087
Regeneron Pharmaceuticals Inc (a)	115	64,232
Vertex Pharmaceuticals Inc (a)	275	55,448
		$385,229

Building Materials — 1.03%
Carrier Global Corp	1,173	57,008
Fortune Brands Home & Security Inc	552	54,985
Johnson Controls International PLC	1,055	72,405
Martin Marietta Materials Inc	115	40,458
Masco Corp	644	37,938
Vulcan Materials Co	252	43,865
		$306,659

Chemicals — 2.21%
Air Products & Chemicals Inc	137	39,412
Albemarle Corp	138	23,247
Celanese Corp	276	41,842
CF Industries Holdings Inc	828	42,601
Dow Inc	920	58,218
DuPont de Nemours Inc	368	28,487
Eastman Chemical Co	368	42,964
Ecolab Inc	45	9,269
FMC Corp	231	24,994
International Flavors & Fragrances Inc	46	6,872
Linde PLC	416	120,266
LyondellBasell Industries NV, Class A	460	47,320
Mosaic Co/The	1,173	37,430
PPG Industries Inc	368	62,475
Sherwin-Williams Co/The	267	72,744
		$658,141

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Commercial Services — 2.56%
Automatic Data Processing Inc	230	$45,683
Cintas Corp	137	52,334
Equifax Inc	91	21,795
FleetCor Technologies Inc (a)	69	17,668
Gartner Inc (a)	206	49,893
IHS Markit Ltd	276	31,094
MarketAxess Holdings Inc	32	14,835
Moody's Corp	101	36,599
Nielsen Holdings PLC	1,518	37,449
PayPal Holdings Inc (a)	758	220,942
Quanta Services Inc	605	54,795
Robert Half International Inc	460	40,926
Rollins Inc	529	18,092
S&P Global Inc	122	50,075
United Rentals Inc (a)	148	47,214
Verisk Analytics Inc	138	24,111
		$763,505

Computers — 8.12%
Accenture PLC, Class A	704	207,532
Apple Inc	12,973	1,776,782
Cognizant Technology Solutions Corp, Class A	713	49,382
DXC Technology Co (a)	1,196	46,572
Fortinet Inc (a)	229	54,546
Hewlett Packard Enterprise Co	1,403	20,456
HP Inc	1,610	48,606
International Business Machines Corp	437	64,060
Leidos Holdings Inc	415	41,956
NetApp Inc	552	45,165
Seagate Technology Holdings PLC	483	42,470
Western Digital Corp (a)	345	24,554
		$2,422,081

Distribution/Wholesale — 0.68%
Copart Inc (a)	207	27,289
Fastenal Co	506	26,312
LKQ Corp (a)	1,242	61,131
Pool Corp	92	42,197
WW Grainger Inc	102	44,676
		$201,605

Diversified Financial Services — 4.23%
American Express Co	298	49,239
Ameriprise Financial Inc	206	51,269
BlackRock Inc	123	107,621
Capital One Financial Corp	483	74,715
Cboe Global Markets Inc	230	27,382
Charles Schwab Corp/The	1,219	88,755
CME Group Inc	206	43,812
Discover Financial Services	483	57,134
Franklin Resources Inc	1,311	41,939
Intercontinental Exchange Inc	322	38,221
Invesco Ltd	1,472	39,347
Mastercard Inc, Class A	423	154,433
Nasdaq Inc	276	48,521
Raymond James Financial Inc	460	59,754
Synchrony Financial	1,104	53,566
T Rowe Price Group Inc	483	95,620
Visa Inc, Class A	898	209,970
Western Union Co/The	897	20,604
		$1,261,902

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Electric — 1.77%
AES Corp/The	782	$20,387
Alliant Energy Corp	368	20,520
Ameren Corp	276	22,091
American Electric Power Co Inc	345	29,184
CMS Energy Corp	345	20,383
Consolidated Edison Inc	69	4,949
Dominion Energy Inc	115	8,461
DTE Energy Co	345	44,712
Duke Energy Corp	92	9,082
Edison International	92	5,319
Entergy Corp	253	25,224
Evergy Inc	322	19,458
Eversource Energy	299	23,992
Exelon Corp	759	33,631
FirstEnergy Corp	575	21,396
NextEra Energy Inc	207	15,169
NRG Energy Inc	506	20,392
Pinnacle West Capital Corp	460	37,706
PPL Corp	184	5,146
Public Service Enterprise Group Inc	414	24,732
Sempra Energy	230	30,470
Southern Co/The	598	36,185
WEC Energy Group Inc	276	24,550
Xcel Energy Inc	391	25,759
		$528,898

Electrical Components & Equipment — 0.66%
AMETEK Inc	391	52,198
Emerson Electric Co	968	93,160
Generac Holdings Inc (a)	124	51,479
		$196,837

Electronics — 1.55%
Agilent Technologies Inc	437	64,593
Allegion PLC	299	41,651
Amphenol Corp, Class A	437	29,895
Fortive Corp	391	27,268
Garmin Ltd	343	49,612
Honeywell International Inc	322	70,631
Keysight Technologies Inc (a)	184	28,411
Mettler-Toledo International Inc (a)	41	56,799
TE Connectivity Ltd	207	27,988
Trimble Inc (a)	483	39,524
Waters Corp (a)	79	27,303
		$463,675

Energy — Alternate Sources — 0.08%
Enphase Energy Inc (a)	138	25,341

Engineering & Construction — 0.22%
Jacobs Engineering Group Inc	483	64,442

Entertainment — 0.21%
Caesars Entertainment Inc (a)	230	23,863
Live Nation Entertainment Inc (a)	253	22,160
Penn National Gaming Inc (a)	230	17,593
		$63,616

Environmental Control — 0.36%
Pentair PLC	690	46,568
Republic Services Inc	230	25,302
Waste Management Inc	253	35,448
		$107,318

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Food — 1.50%
Campbell Soup Co	782	$35,651
Conagra Brands Inc	1,150	41,837
General Mills Inc	920	56,056
Hershey Co/The	299	52,080
Hormel Foods Corp	115	5,491
JM Smucker Co/The	322	41,722
Kellogg Co	414	26,633
Kraft Heinz Co/The	713	29,076
Kroger Co/The	1,311	50,224
Lamb Weston Holdings Inc	184	14,841
McCormick & Co Inc	253	22,345
Mondelez International Inc, Class A	805	50,264
Tyson Foods Inc, Class A	276	20,358
		$446,578

Forest Products & Paper — 0.17%
International Paper Co	805	49,355

Gas — 0.03%
Atmos Energy Corp	46	4,421
NiSource Inc	184	4,508
		$8,929

Hand/Machine Tools — 0.42%
Snap-on Inc	246	54,964
Stanley Black & Decker Inc	345	70,721
		$125,685

Healthcare — Products — 2.73%
Abbott Laboratories	735	85,209
ABIOMED Inc (a)	115	35,893
Align Technology Inc (a)	87	53,157
Baxter International Inc	345	27,772
Boston Scientific Corp (a)	207	8,851
Cooper Cos Inc/The	54	21,399
Danaher Corp	276	74,067
DENTSPLY SIRONA Inc	322	20,370
Edwards Lifesciences Corp (a)	368	38,114
Henry Schein Inc (a)	253	18,770
Hologic Inc (a)	529	35,295
IDEXX Laboratories Inc (a)	97	61,260
Intuitive Surgical Inc (a)	46	42,303
Medtronic PLC	138	17,130
PerkinElmer Inc	276	42,617
ResMed Inc	137	33,773
STERIS PLC	114	23,518
Stryker Corp	175	45,453
Teleflex Inc	52	20,893
Thermo Fisher Scientific Inc	161	81,220
West Pharmaceutical Services Inc	80	28,728
		$815,792

Healthcare — Services — 2.63%
Anthem Inc	200	76,360
Catalent Inc (a)	345	37,302
Centene Corp (a)	759	55,354
DaVita Inc (a)	345	41,548
HCA Healthcare Inc	437	90,345
Humana Inc	147	65,080
IQVIA Holdings Inc (a)	38	9,208
Laboratory Corp of America Holdings (a)	184	50,757
Quest Diagnostics Inc	322	42,494
UnitedHealth Group Inc	697	279,107

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Services (continued)
Universal Health Services Inc, Class B	252	$36,900
		$784,455

Home Builders — 0.86%
DR Horton Inc	738	66,693
Lennar Corp, Class A	667	66,267
NVR Inc (a)	13	64,653
PulteGroup Inc	1,058	57,735
		$255,348

Home Furnishings — 0.31%
Leggett & Platt Inc	736	38,132
Whirlpool Corp	253	55,159
		$93,291

Household Products — 1.21%
Colgate-Palmolive Co	897	72,971
Estee Lauder Cos Inc/The, Class A	148	47,076
Procter & Gamble Co/The	1,794	242,064
		$362,111

Household Products/Wares — 0.74%
Avery Dennison Corp	322	67,698
Church & Dwight Co Inc	542	46,189
Clorox Co/The	253	45,517
Kimberly-Clark Corp	460	61,539
		$220,943

Housewares — 0.14%
Newell Brands Inc	1,472	40,436

Insurance — 4.37%
Aflac Inc	851	45,665
Allstate Corp/The	437	57,002
American International Group Inc	575	27,370
Aon PLC	276	65,898
Arthur J Gallagher & Co	529	74,102
Assurant Inc	161	25,145
Berkshire Hathaway Inc, Class B (a)	1,165	323,777
Chubb Ltd	437	69,457
Cincinnati Financial Corp	184	21,458
Everest Re Group Ltd	69	17,389
Globe Life Inc	322	30,670
Hartford Financial Services Group Inc/The	716	44,371
Lincoln National Corp	621	39,024
Loews Corp	736	40,222
Marsh & McLennan Cos Inc	552	77,655
MetLife Inc	920	55,062
Progressive Corp/The	689	67,667
Prudential Financial Inc	552	56,563
Travelers Cos Inc/The	367	54,944
Unum Group	1,288	36,579
Willis Towers Watson PLC	221	50,834
WR Berkley Corp	299	22,255
		$1,303,109

Internet — 11.51%
Alphabet Inc, Class A (a)	248	605,564
Alphabet Inc, Class C (a)	237	593,998
Amazon.com Inc (a)	352	1,210,936
Booking Holdings Inc (a)	19	41,574
CDW Corp	368	64,271
eBay Inc	437	30,682

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Internet (continued)
Etsy Inc (a)	207	$42,609
Expedia Group Inc (a)	138	22,592
F5 Networks Inc (a)	137	25,572
Facebook Inc, Class A (a)	1,978	687,770
Netflix Inc (a)	137	72,365
Twitter Inc (a)	460	31,653
VeriSign Inc (a)	23	5,237
		$3,434,823

Iron & Steel — 0.19%
Nucor Corp	600	57,558

Leisure Time — 0.22%
Carnival Corp (a)	851	22,432
Norwegian Cruise Line Holdings Ltd (a)	690	20,293
Royal Caribbean Cruises Ltd (a)	253	21,576
		$64,301

Lodging — 0.31%
Hilton Worldwide Holdings Inc (a)	207	24,968
Marriott International Inc, Class A (a)	184	25,120
MGM Resorts International	529	22,562
Wynn Resorts Ltd (a)	161	19,690
		$92,340

Machinery — Construction & Mining — 0.15%
Caterpillar Inc	207	45,049

Machinery — Diversified — 1.04%
Deere & Co	361	127,328
Dover Corp	184	27,710
IDEX Corp	92	20,245
Ingersoll Rand Inc (a)	437	21,330
Otis Worldwide Corp	414	33,853
Rockwell Automation Inc	199	56,918
Westinghouse Air Brake Technologies Corp	230	18,929
Xylem Inc	46	5,518
		$311,831

Media — 1.99%
Charter Communications Inc, Class A (a)	80	57,716
Comcast Corp, Class A	1,910	108,908
Discovery Inc (a)	1,196	34,660
Discovery Inc, Class A (a)	966	29,637
DISH Network Corp, Class A (a)	460	19,228
Fox Corp, Class A	920	34,160
Fox Corp, Class B	851	29,955
News Corp	1,449	35,283
News Corp, Class A	1,472	37,934
ViacomCBS Inc, Class B	1,611	72,817
Walt Disney Co/The (a)	760	133,585
		$593,883

Mining — 0.20%
Freeport-McMoRan Inc	851	31,581
Newmont Corp	437	27,697
		$59,278

Miscellaneous Manufacture — 1.52%
3M Co	506	100,507
AO Smith Corp	575	41,434
Eaton Corp PLC	297	44,009
General Electric Co	7,017	94,449

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Miscellaneous Manufacture (continued)
Illinois Tool Works Inc	46	$10,284
Parker-Hannifin Corp	252	77,392
Textron Inc	690	47,451
Trane Technologies PLC	207	38,117
		$453,643

Office & Business Equipment — 0.16%
Zebra Technologies Corp (a)	91	48,184

Oil & Gas — 0.98%
APA Corp	1,081	23,382
ConocoPhillips	690	42,021
Devon Energy Corp	966	28,197
Diamondback Energy Inc	276	25,914
EOG Resources Inc	391	32,625
Hess Corp	322	28,117
Marathon Oil Corp	1,863	25,374
Marathon Petroleum Corp	483	29,183
Occidental Petroleum Corp	920	28,768
Pioneer Natural Resources Co	184	29,904
		$293,485

Oil & Gas Services — 0.43%
Baker Hughes Co	1,058	24,196
Halliburton Co	2,231	51,581
NOV Inc (a)	1,334	20,437
Schlumberger NV	1,035	33,130
		$129,344

Packaging & Containers — 0.66%
Amcor PLC	3,680	42,173
Ball Corp	276	22,362
Packaging Corp of America	322	43,605
Sealed Air Corp	782	46,333
Westrock Co	782	41,618
		$196,091

Pharmaceuticals — 3.05%
AbbVie Inc	1,333	150,149
AmerisourceBergen Corp	207	23,699
Becton Dickinson and Co	161	39,154
Bristol-Myers Squibb Co	230	15,369
Cardinal Health Inc	621	35,453
Cigna Corp	298	70,647
CVS Health Corp	1,218	101,630
Johnson & Johnson	1,473	242,662
McKesson Corp	161	30,790
Merck & Co Inc	1,059	82,358
Organon & Co (a)	94	2,844
Perrigo Co PLC	529	24,255
Pfizer Inc	552	21,616
Viatris Inc	1,541	22,021
Zoetis Inc	253	47,149
		$909,796

Pipelines — 0.09%
ONEOK Inc	460	25,594

Real Estate — 0.16%
CBRE Group Inc, Class A (a)	575	49,295

REITs — 1.77%
Alexandria Real Estate Equities Inc	138	25,108
American Tower Corp	207	55,919

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
AvalonBay Communities Inc	25	$5,217
Boston Properties Inc	345	39,534
Crown Castle International Corp	230	44,873
Digital Realty Trust Inc	46	6,921
Duke Realty Corp	115	5,445
Equinix Inc	14	11,236
Extra Space Storage Inc	161	26,375
Federal Realty Investment Trust	184	21,559
Iron Mountain Inc	897	37,961
Kimco Realty Corp	1,909	39,803
Mid-America Apartment Communities Inc	45	7,579
Prologis Inc	92	10,997
Public Storage	115	34,579
Realty Income Corp	345	23,025
Regency Centers Corp	322	20,631
SBA Communications Corp	23	7,330
Simon Property Group Inc	230	30,010
Ventas Inc	414	23,639
Welltower Inc	345	28,670
Weyerhaeuser Co	644	22,167
		$528,578

Retail — 5.35%
Advance Auto Parts Inc	230	47,182
AutoZone Inc (a)	36	53,720
Best Buy Co Inc	575	66,113
CarMax Inc (a)	345	44,557
Chipotle Mexican Grill Inc (a)	25	38,758
Costco Wholesale Corp	345	136,506
Darden Restaurants Inc	161	23,504
Dollar General Corp	299	64,701
Dollar Tree Inc (a)	368	36,616
Domino's Pizza Inc	109	50,847
Gap Inc/The	575	19,349
Genuine Parts Co	416	52,612
Home Depot Inc/The	783	249,691
L Brands Inc	621	44,749
Lowe's Cos Inc	867	168,172
McDonald's Corp	84	19,403
O'Reilly Automotive Inc (a)	101	57,187
Starbucks Corp	138	15,430
Target Corp	667	161,241
Tractor Supply Co	368	68,470
Walgreens Boots Alliance Inc	483	25,411
Walmart Inc	1,037	146,238
Yum! Brands Inc	46	5,291
		$1,595,748

Savings & Loans — 0.12%
People's United Financial Inc	2,139	36,663

Semiconductors — 5.32%
Advanced Micro Devices Inc (a)	437	41,047
Analog Devices Inc	230	39,597
Applied Materials Inc	690	98,256
Broadcom Inc	307	146,390
Intel Corp	2,530	142,034
IPG Photonics Corp (a)	92	19,391
KLA Corp	171	55,440
Lam Research Corp	120	78,084
Maxim Integrated Products Inc	322	33,926
Microchip Technology Inc	322	48,216
Micron Technology Inc (a)	483	41,045

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Semiconductors (continued)
Monolithic Power Systems Inc	101	$37,719
NVIDIA Corp	510	408,051
NXP Semiconductors NV	161	33,121
Qorvo Inc (a)	115	22,500
QUALCOMM Inc	782	111,771
Skyworks Solutions Inc	138	26,462
Teradyne Inc	323	43,269
Texas Instruments Inc	714	137,302
Xilinx Inc	161	23,287
		$1,586,908

Shipbuilding — 0.11%
Huntington Ingalls Industries Inc	161	33,931

Software — 8.68%
Activision Blizzard Inc	439	41,898
Adobe Inc (a)	143	83,747
Akamai Technologies Inc (a)	207	24,136
ANSYS Inc (a)	54	18,741
Broadridge Financial Solutions Inc	138	22,291
Cadence Design Systems Inc (a)	345	47,203
Cerner Corp	643	50,257
Citrix Systems Inc	276	32,367
Electronic Arts Inc	46	6,616
Fidelity National Information Services Inc	69	9,775
Fiserv Inc (a)	69	7,375
Intuit Inc	132	64,702
Jack Henry & Associates Inc	115	18,804
Microsoft Corp	6,201	1,679,851
MSCI Inc	46	24,522
Oracle Corp	1,520	118,317
Paychex Inc	276	29,615
Paycom Software Inc (a)	101	36,710
PTC Inc (a)	253	35,739
Roper Technologies Inc	70	32,914
salesforce.com Inc (a)	276	67,419
ServiceNow Inc (a)	79	43,414
Synopsys Inc (a)	206	56,813
Take-Two Interactive Software Inc (a)	92	16,286
Tyler Technologies Inc (a)	47	21,261
		$2,590,773

Telecommunications — 1.54%
Arista Networks Inc (a)	55	19,927
AT&T Inc	3,059	88,038
Cisco Systems Inc	3,104	164,512
Corning Inc	575	23,518
Juniper Networks Inc	920	25,162
Lumen Technologies Inc	1,518	20,630
Motorola Solutions Inc	45	9,758
T-Mobile US Inc (a)	69	9,993
Verizon Communications Inc	1,748	97,940
		$459,478

Textiles — 0.13%
Mohawk Industries Inc (a)	207	39,783

Toys, Games & Hobbies — 0.07%
Hasbro Inc	207	19,566

Transportation — 1.58%
CH Robinson Worldwide Inc	253	23,698
CSX Corp	276	8,854
Expeditors International of Washington Inc	391	49,501

See accompanying notes.

Schedule of Investments
Principal U.S. Large-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Transportation (continued)
FedEx Corp	358	$106,802
JB Hunt Transport Services Inc	368	59,966
Kansas City Southern	147	41,655
Norfolk Southern Corp	161	42,731
Old Dominion Freight Line Inc	186	47,207
Union Pacific Corp	69	15,175
United Parcel Service Inc, Class B	368	76,533
		$472,122

Water — 0.08%
American Water Works Co Inc	161	24,815
TOTAL COMMON STOCKS		$29,771,947
INVESTMENT COMPANIES — 0.39%	Shares Held	Value
Money Market Fund — 0.39%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (b)	115,078	$115,078
TOTAL INVESTMENT COMPANIES		$115,078
Total Investments		$29,887,025
Other Assets and Liabilities — (0.15)%		(45,052)
Total Net Assets — 100.00%		$29,841,973

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Technology	22.28%
Consumer, Non-cyclical	17.22%
Financial	16.53%
Communications	15.25%
Consumer, Cyclical	11.66%
Industrial	10.58%
Basic Materials	2.76%
Utilities	1.89%
Energy	1.59%
Money Market Fund	0.39%
Other Assets and Liabilities	(0.15)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal U.S. Mega-Cap ETF
June 30, 2021

COMMON STOCKS — 99.75%	Shares Held	Value
Apparel — 2.35%
NIKE Inc, Class B	297,378	$45,941,927
Auto Manufacturers — 1.10%
Tesla Inc (a)	31,712	21,554,646
Banks — 5.46%
Bank of America Corp	1,017,830	41,965,131
JPMorgan Chase & Co	259,595	40,377,406
Wells Fargo & Co	541,793	24,537,805
		$106,880,342

Beverages — 5.16%
Coca-Cola Co/The	749,729	40,567,836
PepsiCo Inc	408,265	60,492,625
		$101,060,461

Commercial Services — 1.30%
PayPal Holdings Inc (a)	87,113	25,391,697
Computers — 8.02%
Accenture PLC, Class A	142,527	42,015,535
Apple Inc	839,142	114,928,888
		$156,944,423

Diversified Financial Services — 4.30%
Mastercard Inc, Class A	110,993	40,522,435
Visa Inc, Class A	186,644	43,641,100
		$84,163,535

Healthcare — Products — 6.57%
Abbott Laboratories	328,314	38,061,442
Danaher Corp	175,574	47,117,039
Thermo Fisher Scientific Inc	86,254	43,512,555
		$128,691,036

Healthcare — Services — 2.16%
UnitedHealth Group Inc	105,823	42,375,762
Household Products — 2.94%
Procter & Gamble Co/The	426,412	57,535,771
Insurance — 3.21%
Berkshire Hathaway Inc, Class B (a)	226,049	62,823,538
Internet — 8.10%
Alphabet Inc, Class A (a)	19,158	46,779,813
Amazon.com Inc (a)	12,726	43,779,476
Facebook Inc, Class A (a)	134,174	46,653,642
Netflix Inc (a)	40,558	21,423,141
		$158,636,072

Media — 4.05%
Comcast Corp, Class A	730,334	41,643,645
Walt Disney Co/The (a)	214,167	37,644,133
		$79,287,778

Oil & Gas — 3.24%
Chevron Corp	377,118	39,499,339
Exxon Mobil Corp	378,970	23,905,428
		$63,404,767

Pharmaceuticals — 12.67%
AbbVie Inc	363,818	40,980,460
Eli Lilly & Co	113,949	26,153,574

See accompanying notes.

Schedule of Investments
Principal U.S. Mega-Cap ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Pharmaceuticals (continued)
Johnson & Johnson	351,377	$57,885,847
Merck & Co Inc	779,079	60,588,974
Pfizer Inc	1,593,959	62,419,434
		$248,028,289

Retail — 7.23%
Home Depot Inc/The	128,943	41,118,633
McDonald's Corp	257,646	59,513,650
Walmart Inc	290,939	41,028,218
		$141,660,501

Semiconductors — 5.73%
Broadcom Inc	45,635	21,760,593
Intel Corp	330,339	18,545,232
NVIDIA Corp	39,671	31,740,767
Texas Instruments Inc	209,102	40,210,315
		$112,256,907

Software — 9.35%
Adobe Inc (a)	83,130	48,684,253
Microsoft Corp	167,008	45,242,467
Oracle Corp	561,297	43,691,359
salesforce.com Inc (a)	186,521	45,561,485
		$183,179,564

Telecommunications — 6.81%
AT&T Inc	1,907,799	54,906,455
Cisco Systems Inc	764,229	40,504,137
Verizon Communications Inc	676,787	37,920,376
		$133,330,968
TOTAL COMMON STOCKS		$1,953,147,984
INVESTMENT COMPANIES — 0.21%	Shares Held	Value
Money Market Fund — 0.21%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (b)	4,160,028	$4,160,028
TOTAL INVESTMENT COMPANIES		$4,160,028
Total Investments		$1,957,308,012
Other Assets and Liabilities — 0.04%		756,164
Total Net Assets — 100.00%		$1,958,064,176

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	30.80%
Technology	23.10%
Communications	18.96%
Financial	12.97%
Consumer, Cyclical	10.68%
Energy	3.24%
Money Market Fund	0.21%
Other Assets and Liabilities	0.04%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS — 99.70%	Shares Held	Value

Aerospace & Defense — 1.28%
AAR Corp (a)	319	$12,361
Aerojet Rocketdyne Holdings Inc	482	23,276
AeroVironment Inc (a)	144	14,422
Barnes Group Inc	210	10,762
Moog Inc, Class A	100	8,406
National Presto Industries Inc	50	5,083
Park Aerospace Corp	95	1,416
Triumph Group Inc (a)	290	6,017
		$81,743

Agriculture — 0.51%
Fresh Del Monte Produce Inc	240	7,891
Universal Corp	145	8,261
Vector Group Ltd	1,168	16,515
		$32,667

Airlines — 0.43%
Allegiant Travel Co (a)	40	7,760
Hawaiian Holdings Inc (a)	225	5,483
SkyWest Inc (a)	336	14,472
		$27,715

Apparel — 1.63%
Crocs Inc (a)	485	56,512
Fossil Group Inc (a)	750	10,710
Kontoor Brands Inc	291	16,416
Oxford Industries Inc	70	6,919
Unifi Inc (a)	150	3,654
Wolverine World Wide Inc	305	10,260
		$104,471

Auto Manufacturers — 0.14%
Wabash National Corp	580	9,280

Auto Parts & Equipment — 1.56%
American Axle & Manufacturing Holdings Inc (a)	1,222	12,648
Cooper-Standard Holdings Inc (a)	140	4,060
Dorman Products Inc (a)	105	10,885
Gentherm Inc (a)	246	17,478
Goodyear Tire & Rubber Co/The (a)	421	7,220
Meritor Inc (a)	265	6,206
Methode Electronics Inc	356	17,519
Motorcar Parts of America Inc (a)	385	8,640
Standard Motor Products Inc	270	11,705
Titan International Inc (a)	405	3,434
		$99,795

Banks — 10.00%
Allegiance Bancshares Inc	275	10,571
Ameris Bancorp	594	30,074
BancFirst Corp	160	9,989
BankUnited Inc	508	21,686
Banner Corp	115	6,234
Cadence BanCorp	375	7,830
Central Pacific Financial Corp	355	9,251
City Holding Co	176	13,242
Columbia Banking System Inc	195	7,519
Community Bank System Inc	180	13,617
Customers Bancorp Inc (a)	502	19,573
CVB Financial Corp	516	10,624
Dime Community Bancshares Inc	335	11,263
Eagle Bancorp Inc	253	14,188
FB Financial Corp	323	12,054

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
First BanCorp	2,096	$24,984
First Bancorp/Southern Pines	266	10,882
First Commonwealth Financial Corp	867	12,199
First Financial Bancorp	290	6,853
First Hawaiian Inc	340	9,636
First Midwest Bancorp Inc	340	6,742
Flagstar Bancorp Inc	555	23,460
Hanmi Financial Corp	450	8,577
Heritage Financial Corp	230	5,755
Hilltop Holdings Inc	749	27,264
HomeStreet Inc	282	11,489
Hope Bancorp Inc	954	13,528
Independent Bank Group Inc	353	26,313
Meta Financial Group Inc	416	21,062
National Bank Holdings Corp, Class A	175	6,604
NBT Bancorp Inc	404	14,532
OFG Bancorp	450	9,954
Old National Bancorp	1,147	20,199
Park National Corp	65	7,632
Preferred Bank	186	11,768
Renasant Corp	230	9,200
Seacoast Banking Corp of Florida	389	13,284
ServisFirst Bancshares Inc	326	22,161
Simmons First National Corp, Class A	750	22,005
Southside Bancshares Inc	175	6,690
Tompkins Financial Corp	160	12,410
Triumph Bancorp Inc (a)	159	11,806
TrustCo Bank Corp	297	10,211
United Community Banks Inc	523	16,741
Veritex Holdings Inc	385	13,633
Walker & Dunlop Inc	170	17,745
Westamerica BanCorp	125	7,254
		$640,288

Beverages — 0.69%
Celsius Holdings Inc (a)	105	7,990
Coca-Cola Consolidated Inc	47	18,900
MGP Ingredients Inc	100	6,764
National Beverage Corp	219	10,343
		$43,997

Biotechnology — 0.55%
Cara Therapeutics Inc (a)	70	999
Innoviva Inc (a)	1,003	13,450
Myriad Genetics Inc (a)	245	7,492
NeoGenomics Inc (a)	90	4,065
Vericel Corp (a)	140	7,350
Xencor Inc (a)	60	2,070
		$35,426

Chemicals — 2.26%
AdvanSix Inc (a)	378	11,287
American Vanguard Corp	315	5,516
Balchem Corp	115	15,095
Ferro Corp (a)	115	2,480
GCP Applied Technologies Inc (a)	310	7,211
Hawkins Inc	320	10,480
HB Fuller Co	493	31,360
Innospec Inc	25	2,265
Koppers Holdings Inc (a)	438	14,169
Kraton Corp (a)	145	4,682
Quaker Chemical Corp	50	11,859

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Chemicals (continued)
Rayonier Advanced Materials Inc (a)	1,010	$6,757
Rogers Corp (a)	15	3,012
Stepan Co	155	18,642
		$144,815

Coal — 0.44%
CONSOL Energy Inc (a)	972	17,953
SunCoke Energy Inc	1,405	10,032
		$27,985

Commercial Services — 4.58%
Aaron's Co Inc/The	215	6,878
ABM Industries Inc	445	19,736
Alarm.com Holdings Inc (a)	159	13,467
American Public Education Inc (a)	280	7,935
AMN Healthcare Services Inc (a)	307	29,773
CoreCivic Inc (a)	690	7,224
CorVel Corp (a)	107	14,370
Cross Country Healthcare Inc (a)	708	11,689
Deluxe Corp	160	7,643
EVERTEC Inc	261	11,393
Forrester Research Inc (a)	120	5,496
Green Dot Corp, Class A (a)	255	11,947
Heidrick & Struggles International Inc	40	1,782
Kelly Services Inc, Class A (a)	225	5,393
Korn Ferry	349	25,320
Medifast Inc	84	23,770
Monro Inc	140	8,891
Perdoceo Education Corp (a)	590	7,239
R1 RCM Inc (a)	828	18,415
Rent-A-Center Inc	512	27,172
Resources Connection Inc	700	10,052
Team Inc (a)	460	3,082
TrueBlue Inc (a)	305	8,574
Viad Corp (a)	120	5,982
		$293,223

Computers — 1.74%
3D Systems Corp (a)	396	15,828
Diebold Nixdorf Inc (a)	380	4,879
ExlService Holdings Inc (a)	128	13,601
Insight Enterprises Inc (a)	332	33,203
Sykes Enterprises Inc (a)	362	19,440
TTEC Holdings Inc	154	15,876
Unisys Corp (a)	330	8,352
		$111,179

Construction Materials — 3.27%
AAON Inc	155	9,701
American Woodmark Corp (a)	195	15,930
Apogee Enterprises Inc	447	18,206
Boise Cascade Co	419	24,449
Gibraltar Industries Inc (a)	226	17,246
Griffon Corp	420	10,765
Patrick Industries Inc	243	17,739
PGT Innovations Inc (a)	742	17,237
SPX Corp (a)	330	20,156
UFP Industries Inc	519	38,582
US Concrete Inc (a)	260	19,188
		$209,199

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Distribution/Wholesale — 1.14%
Core-Mark Holding Co Inc	392	$17,644
G-III Apparel Group Ltd (a)	402	13,210
Resideo Technologies Inc (a)	779	23,370
ScanSource Inc (a)	180	5,063
Veritiv Corp (a)	220	13,512
		$72,799

Diversified Financial Services — 3.04%
B. Riley Financial Inc	278	20,989
Brightsphere Investment Group Inc	798	18,697
Encore Capital Group Inc (a)	306	14,501
Enova International Inc (a)	533	18,234
EZCORP Inc, Class A (a)	1,125	6,784
Greenhill & Co Inc	425	6,613
Mr Cooper Group Inc (a)	720	23,803
Piper Sandler Cos	136	17,620
PRA Group Inc (a)	424	16,311
StoneX Group Inc (a)	211	12,802
Virtus Investment Partners Inc	60	16,666
WisdomTree Investments Inc	730	4,526
World Acceptance Corp (a)	106	16,986
		$194,532

Electric — 0.18%
Avista Corp	266	11,350

Electrical Components & Equipment — 0.48%
Encore Wire Corp	207	15,689
Insteel Industries Inc	315	10,127
Powell Industries Inc	165	5,107
		$30,923

Electronics — 2.52%
Advanced Energy Industries Inc	199	22,429
Badger Meter Inc	118	11,578
Bel Fuse Inc, Class B	465	6,696
Benchmark Electronics Inc	250	7,115
Brady Corp, Class A	360	20,175
FARO Technologies Inc (a)	25	1,944
Knowles Corp (a)	105	2,073
Mesa Laboratories Inc	8	2,169
OSI Systems Inc (a)	158	16,059
Plexus Corp (a)	214	19,562
Sanmina Corp (a)	481	18,740
TTM Technologies Inc (a)	565	8,080
Vicor Corp (a)	95	10,045
Watts Water Technologies Inc, Class A	100	14,591
		$161,256

Energy — Alternate Sources — 0.42%
FutureFuel Corp	105	1,008
Green Plains Inc (a)	215	7,228
Renewable Energy Group Inc (a)	295	18,391
		$26,627

Engineering & Construction — 1.63%
Arcosa Inc	340	19,972
Comfort Systems USA Inc	369	29,073
Exponent Inc	170	15,166
Granite Construction Inc	369	15,325
MYR Group Inc (a)	273	24,821
		$104,357

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Entertainment — 0.08%
Monarch Casino & Resort Inc (a)	75	$4,963

Environmental Control — 0.13%
Harsco Corp (a)	330	6,739
US Ecology Inc (a)	45	1,688
		$8,427

Food — 1.58%
B&G Foods Inc	564	18,499
Cal-Maine Foods Inc	215	7,785
Calavo Growers Inc	25	1,585
Chefs' Warehouse Inc/The (a)	155	4,934
J & J Snack Foods Corp	15	2,616
John B Sanfilippo & Son Inc	125	11,071
Seneca Foods Corp, Class A (a)	200	10,216
Simply Good Foods Co/The (a)	341	12,450
SpartanNash Co	480	9,269
United Natural Foods Inc (a)	615	22,743
		$101,168

Forest Products & Paper — 0.62%
Clearwater Paper Corp (a)	265	7,677
Domtar Corp (a)	209	11,487
Glatfelter Corp	425	5,937
Neenah Inc	30	1,505
Schweitzer-Mauduit International Inc	318	12,841
		$39,447

Gas — 0.43%
Chesapeake Utilities Corp	75	9,025
Northwest Natural Holding Co	145	7,615
South Jersey Industries Inc	428	11,098
		$27,738

Hand/Machine Tools — 0.19%
Franklin Electric Co Inc	149	12,012

Healthcare — Products — 1.72%
AngioDynamics Inc (a)	205	5,562
Cardiovascular Systems Inc (a)	50	2,132
CONMED Corp	25	3,436
Cutera Inc (a)	150	7,354
Glaukos Corp (a)	124	10,519
Hanger Inc (a)	230	5,814
Integer Holdings Corp (a)	30	2,826
Lantheus Holdings Inc (a)	90	2,488
LeMaitre Vascular Inc	115	7,017
Luminex Corp	160	5,888
Meridian Bioscience Inc (a)	740	16,413
Merit Medical Systems Inc (a)	180	11,639
Natus Medical Inc (a)	60	1,559
Omnicell Inc (a)	140	21,203
Orthofix Medical Inc (a)	35	1,404
Surmodics Inc (a)	25	1,356
Zynex Inc (a)	220	3,417
		$110,027

Healthcare — Services — 3.43%
Addus HomeCare Corp (a)	142	12,388
Community Health Systems Inc (a)	1,210	18,682
Ensign Group Inc/The	448	38,828
Fulgent Genetics Inc (a)	226	20,844
Magellan Health Inc (a)	110	10,362

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Services (continued)
MEDNAX Inc (a)	609	$18,361
ModivCare Inc (a)	160	27,211
Pennant Group Inc/The (a)	245	10,021
RadNet Inc (a)	250	8,423
Select Medical Holdings Corp	877	37,062
Tivity Health Inc (a)	440	11,576
US Physical Therapy Inc	50	5,794
		$219,552

Home Builders — 3.02%
Cavco Industries Inc (a)	65	14,442
Century Communities Inc	330	21,958
Installed Building Products Inc	130	15,907
LCI Industries	165	21,684
LGI Homes Inc (a)	185	29,959
M/I Homes Inc (a)	343	20,124
MDC Holdings Inc	484	24,491
Meritage Homes Corp (a)	320	30,106
Winnebago Industries Inc	220	14,951
		$193,622

Home Furnishings — 1.17%
Daktronics Inc (a)	920	6,063
Ethan Allen Interiors Inc	335	9,246
iRobot Corp (a)	251	23,441
Sleep Number Corp (a)	236	25,948
Universal Electronics Inc (a)	205	9,942
		$74,640

Household Products — 0.52%
Edgewell Personal Care Co	452	19,843
elf Beauty Inc (a)	426	11,561
Inter Parfums Inc	25	1,800
		$33,204

Household Products/Wares — 0.86%
Central Garden & Pet Co (a)	193	10,215
Central Garden & Pet Co, Class A (a)	334	16,132
Quanex Building Products Corp	650	16,146
WD-40 Co	50	12,815
		$55,308

Housewares — 0.18%
Tupperware Brands Corp (a)	480	11,400

Insurance — 2.16%
Ambac Financial Group Inc (a)	90	1,409
American Equity Investment Life Holding Co	547	17,679
AMERISAFE Inc	110	6,566
Employers Holdings Inc	333	14,252
HCI Group Inc	85	8,452
Horace Mann Educators Corp	389	14,556
James River Group Holdings Ltd	40	1,501
NMI Holdings Inc, Class A (a)	924	20,772
Safety Insurance Group Inc	163	12,760
SiriusPoint Ltd (a)	675	6,797
Stewart Information Services Corp	263	14,910
Trupanion Inc (a)	100	11,510
United Fire Group Inc	45	1,248
Universal Insurance Holdings Inc	430	5,968
		$138,380

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Internet — 1.59%
Cogent Communications Holdings Inc	40	$3,076
ePlus Inc (a)	144	12,483
HealthStream Inc (a)	245	6,845
Liquidity Services Inc (a)	235	5,981
Perficient Inc (a)	150	12,063
QuinStreet Inc (a)	656	12,189
Shutterstock Inc	153	15,020
Stamps.com Inc (a)	104	20,830
TechTarget Inc (a)	170	13,173
		$101,660

Iron & Steel — 0.35%
Allegheny Technologies Inc (a)	370	7,715
Carpenter Technology Corp	369	14,841
		$22,556

Leisure Time — 0.48%
Callaway Golf Co	285	9,613
Vista Outdoor Inc (a)	452	20,919
		$30,532

Machinery — Construction & Mining — 0.29%
Astec Industries Inc	293	18,441

Machinery — Diversified — 2.01%
Alamo Group Inc	96	14,657
Albany International Corp, Class A	120	10,711
Applied Industrial Technologies Inc	258	23,494
Chart Industries Inc (a)	174	25,460
CIRCOR International Inc (a)	140	4,564
DXP Enterprises Inc (a)	310	10,323
Ichor Holdings Ltd (a)	210	11,298
Lindsay Corp	50	8,264
SPX FLOW Inc	176	11,482
Tennant Co	105	8,384
		$128,637

Media — 1.10%
AMC Networks Inc, Class A (a)	373	24,917
EW Scripps Co/The Class A	793	16,169
Gannett Co Inc (a)	1,800	9,882
Meredith Corp (a)	400	17,376
Scholastic Corp	55	2,084
		$70,428

Metal Fabrication & Hardware — 0.82%
AZZ Inc	274	14,188
Mueller Industries Inc	432	18,710
Olympic Steel Inc	312	9,169
TimkenSteel Corp (a)	760	10,754
		$52,821

Mining — 0.50%
Arconic Corp (a)	315	11,220
Century Aluminum Co (a)	310	3,996
Kaiser Aluminum Corp	67	8,274
Livent Corp (a)	445	8,615
		$32,105

Miscellaneous Manufacture — 2.96%
Enerpac Tool Group Corp	75	1,997
EnPro Industries Inc	108	10,492

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Miscellaneous Manufacture (continued)
ESCO Technologies Inc	100	$9,381
Fabrinet (a)	251	24,063
Federal Signal Corp	464	18,667
Haynes International Inc	160	5,661
Hillenbrand Inc	699	30,812
John Bean Technologies Corp	80	11,410
Lydall Inc (a)	297	17,974
Materion Corp	30	2,260
Myers Industries Inc	520	10,920
Standex International Corp	130	12,338
Sturm Ruger & Co Inc	200	17,996
Trinseo SA	264	15,798
		$189,769

Office & Business Equipment — 0.21%
Pitney Bowes Inc	1,556	13,646

Office Furnishings — 0.26%
HNI Corp	236	10,377
Interface Inc	415	6,349
		$16,726

Oil & Gas — 1.89%
Bonanza Creek Energy Inc	327	15,392
Callon Petroleum Co (a)	185	10,673
Matador Resources Co	359	12,928
Nabors Industries Ltd (a)	117	13,366
Par Pacific Holdings Inc (a)	315	5,298
Patterson-UTI Energy Inc	875	8,697
PDC Energy Inc	292	13,371
Penn Virginia Corp (a)	681	16,078
Range Resources Corp (a)	896	15,017
SM Energy Co	405	9,975
		$120,795

Oil & Gas Services — 1.37%
Archrock Inc	600	5,346
Bristow Group Inc (a)	386	9,886
Core Laboratories N.V.	205	7,985
DMC Global Inc (a)	95	5,340
Helix Energy Solutions Group Inc (a)	2,280	13,019
NOW Inc (a)	605	5,741
Oceaneering International Inc (a)	1,112	17,314
Oil States International Inc (a)	1,646	12,921
ProPetro Holding Corp (a)	515	4,717
US Silica Holdings Inc (a)	445	5,144
		$87,413

Packaging & Containers — 0.51%
Matthews International Corp, Class A	190	6,832
O-I Glass Inc (a)	1,587	25,916
		$32,748

Pharmaceuticals — 2.44%
Amphastar Pharmaceuticals Inc (a)	85	1,714
Coherus Biosciences Inc (a)	490	6,777
Collegium Pharmaceutical Inc (a)	519	12,269
Corcept Therapeutics Inc (a)	310	6,820
Covetrus Inc (a)	290	7,830
Eagle Pharmaceuticals Inc (a)	140	5,992
Enanta Pharmaceuticals Inc (a)	35	1,540
Endo International PLC (a)	1,070	5,008
Heska Corp (a)	50	11,487

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Pharmaceuticals (continued)
Lannett Co Inc (a)	860	$4,016
Owens & Minor Inc	471	19,937
Pacira BioSciences Inc (a)	177	10,740
Phibro Animal Health Corp, Class A	415	11,985
Prestige Consumer Healthcare Inc (a)	403	20,996
Supernus Pharmaceuticals Inc (a)	410	12,624
USANA Health Sciences Inc (a)	139	14,238
Vanda Pharmaceuticals Inc (a)	100	2,151
		$156,124

Real Estate — 0.68%
Marcus & Millichap Inc (a)	45	1,749
RE/MAX Holdings Inc, Class A	320	10,666
Realogy Holdings Corp (a)	933	16,999
St Joe Co/The	318	14,186
		$43,600

REITs — 5.50%
Agree Realty Corp	218	15,367
American Assets Trust Inc	60	2,237
Apollo Commercial Real Estate Finance Inc	455	7,257
Armada Hoffler Properties Inc	395	5,250
ARMOUR Residential REIT Inc	130	1,485
Brandywine Realty Trust	831	11,393
Capstead Mortgage Corp	230	1,412
CareTrust REIT Inc	395	9,176
Centerspace	25	1,973
Chatham Lodging Trust (a)	340	4,376
Community Healthcare Trust Inc	135	6,407
DiamondRock Hospitality Co (a)	710	6,887
Diversified Healthcare Trust	1,310	5,476
Easterly Government Properties Inc	385	8,116
Essential Properties Realty Trust Inc	682	18,441
Four Corners Property Trust Inc	320	8,835
Franklin Street Properties Corp	885	4,655
GEO Group Inc/The	880	6,266
Getty Realty Corp	220	6,853
Global Net Lease Inc	110	2,035
Granite Point Mortgage Trust Inc	365	5,384
Hersha Hospitality Trust (a)	395	4,250
Independence Realty Trust Inc	125	2,279
Industrial Logistics Properties Trust	320	8,365
Innovative Industrial Properties Inc	145	27,698
iStar Inc	420	8,707
Kite Realty Group Trust	315	6,933
KKR Real Estate Finance Trust Inc	275	5,948
Lexington Realty Trust	255	3,047
LTC Properties Inc	190	7,294
Mack-Cali Realty Corp	120	2,058
National Storage Affiliates Trust	245	12,387
New York Mortgage Trust Inc	1,420	6,347
NexPoint Residential Trust Inc	35	1,924
Office Properties Income Trust	295	8,646
PennyMac Mortgage Investment Trust	873	18,385
Ready Capital Corp	340	5,396
Redwood Trust Inc	520	6,276
Retail Opportunity Investments Corp	826	14,587
Retail Properties of America Inc, Class A	675	7,729
RPT Realty	415	5,387
Safehold Inc	95	7,457
Saul Centers Inc	95	4,318
SITE Centers Corp	525	7,906
Summit Hotel Properties Inc (a)	530	4,945

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

REITs (continued)
Tanger Factory Outlet Centers Inc	370	$6,974
Uniti Group Inc	240	2,542
Universal Health Realty Income Trust	90	5,540
Washington Real Estate Investment Trust	100	2,300
Xenia Hotels & Resorts Inc (a)	385	7,211
		$352,117

Retail — 10.78%
Abercrombie & Fitch Co, Class A (a)	427	19,826
America's Car-Mart Inc (a)	115	16,298
Asbury Automotive Group Inc (a)	157	26,905
Barnes & Noble Education Inc (a)	510	3,677
Bed Bath & Beyond Inc (a)	738	24,568
Big Lots Inc	351	23,169
BJ's Restaurants Inc (a)	100	4,914
Bloomin' Brands Inc (a)	265	7,192
Boot Barn Holdings Inc (a)	201	16,894
Brinker International Inc (a)	282	17,442
Buckle Inc/The	409	20,348
Caleres Inc	471	12,854
Cheesecake Factory Inc/The (a)	135	7,314
Chico's FAS Inc (a)	1,370	9,015
Children's Place Inc/The (a)	70	6,514
Chuy's Holdings Inc (a)	110	4,099
Conn's Inc (a)	474	12,087
Dave & Buster's Entertainment Inc (a)	155	6,293
Designer Brands Inc (a)	300	4,965
Dine Brands Global Inc (a)	72	6,426
El Pollo Loco Holdings Inc (a)	550	10,059
Fiesta Restaurant Group Inc (a)	575	7,722
GameStop Corp, Class A (a)	331	70,880
Genesco Inc (a)	214	13,628
GMS Inc (a)	483	23,252
Group 1 Automotive Inc	160	24,709
Guess? Inc	411	10,850
Haverty Furniture Cos Inc	406	17,361
Hibbett Inc (a)	240	21,511
La-Z-Boy Inc	562	20,816
Lumber Liquidators Holdings Inc (a)	405	8,545
Macy's Inc (a)	792	15,016
MarineMax Inc (a)	323	15,743
Movado Group Inc	295	9,284
ODP Corp/The (a)	386	18,532
PC Connection Inc	140	6,478
PetMed Express Inc	290	9,236
PriceSmart Inc	199	18,111
Red Robin Gourmet Burgers Inc (a)	130	4,304
Ruth's Hospitality Group Inc (a)	195	4,491
Sally Beauty Holdings Inc (a)	1,152	25,425
Shake Shack Inc, Class A (a)	95	10,167
Shoe Carnival Inc	156	11,168
Signet Jewelers Ltd (a)	314	25,368
Sonic Automotive Inc, Class A	230	10,290
Vera Bradley Inc (a)	735	9,107
Zumiez Inc (a)	361	17,685
		$690,538

Savings & Loans — 1.82%
Axos Financial Inc (a)	576	26,721
Banc of California Inc	275	4,823
Brookline Bancorp Inc	878	13,126
Capitol Federal Financial Inc	160	1,885
Investors Bancorp Inc	845	12,050

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Savings & Loans (continued)
Northfield Bancorp Inc	365	$5,986
Northwest Bancshares Inc	590	8,047
Pacific Premier Bancorp Inc	500	21,145
Provident Financial Services Inc	345	7,897
WSFS Financial Corp	313	14,583
		$116,263

Semiconductors — 2.79%
Arlo Technologies Inc (a)	680	4,604
Axcelis Technologies Inc (a)	130	5,255
Cohu Inc (a)	160	5,886
CTS Corp	412	15,310
Diodes Inc (a)	40	3,191
DSP Group Inc (a)	90	1,332
FormFactor Inc (a)	427	15,568
Kulicke & Soffa Industries Inc	403	24,664
MaxLinear Inc (a)	210	8,923
Onto Innovation Inc (a)	323	23,592
Photronics Inc (a)	955	12,615
Power Integrations Inc	200	16,412
Rambus Inc (a)	120	2,845
SMART Global Holdings Inc (a)	195	9,298
Ultra Clean Holdings Inc (a)	442	23,744
Veeco Instruments Inc (a)	240	5,770
		$179,009

Software — 2.66%
Agilysys Inc (a)	105	5,971
Allscripts Healthcare Solutions Inc (a)	455	8,422
Bottomline Technologies de Inc (a)	45	1,669
Computer Programs & Systems Inc	195	6,480
CSG Systems International Inc	324	15,286
Digi International Inc (a)	495	9,954
Donnelley Financial Solutions Inc (a)	373	12,309
Ebix Inc	305	10,339
LivePerson Inc (a)	175	11,067
ManTech International Corp, Class A	217	18,779
MicroStrategy Inc, Class A (a)	20	13,290
NextGen Healthcare Inc (a)	305	5,060
Progress Software Corp	195	9,019
Simulations Plus Inc	70	3,844
SPS Commerce Inc (a)	228	22,766
Xperi Holding Corp	733	16,302
		$170,557

Telecommunications — 0.96%
ADTRAN Inc	90	1,859
ATN International Inc	30	1,365
Cincinnati Bell Inc (a)	105	1,619
Consolidated Communications Holdings Inc (a)	1,354	11,902
Extreme Networks Inc (a)	565	6,305
InterDigital Inc	35	2,556
NETGEAR Inc (a)	510	19,543
Plantronics Inc (a)	150	6,259
Shenandoah Telecommunications Co	50	2,426
Spok Holdings Inc	115	1,106
Viavi Solutions Inc (a)	200	3,532
Vonage Holdings Corp (a)	215	3,098
		$61,570

Textiles — 0.37%
UniFirst Corp	101	23,699

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Adaptive Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Transportation — 2.24%
ArcBest Corp	290	$16,875
Atlas Air Worldwide Holdings Inc (a)	345	23,498
Dorian LPG Ltd (a)	350	4,942
Echo Global Logistics Inc (a)	546	16,784
Forward Air Corp	30	2,692
Heartland Express Inc	335	5,738
Hub Group Inc, Class A (a)	166	10,953
Marten Transport Ltd	385	6,349
Matson Inc	399	25,536
Saia Inc (a)	144	30,167
		$143,534

Trucking & Leasing — 0.19%
Greenbrier Cos Inc/The	275	11,985
Water — 0.35%
American States Water Co	145	11,536
California Water Service Group	199	11,053
		$22,589
TOTAL COMMON STOCKS		$6,383,377
INVESTMENT COMPANIES — 0.25%	Shares Held	Value
Money Market Fund — 0.25%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (b)	16,169	$16,169
TOTAL INVESTMENT COMPANIES		$16,169
Total Investments		$6,399,546
Other Assets and Liabilities — 0.05%		3,152
Total Net Assets — 100.00%		$6,402,698

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Financial	23.20%
Consumer, Cyclical	21.24%
Industrial	18.52%
Consumer, Non-cyclical	16.88%
Technology	7.41%
Energy	4.11%
Basic Materials	3.73%
Communications	3.65%
Utilities	0.96%
Money Market Fund	0.25%
Other Assets and Liabilities	0.05%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS — 99.72%	Shares Held	Value

Aerospace & Defense — 0.14%
Barnes Group Inc	45,253	$2,319,216

Agriculture — 0.13%
Andersons Inc/The	13,494	411,972
Turning Point Brands Inc	16,682	763,535
Vector Group Ltd	69,972	989,404
		$2,164,911

Airlines — 0.04%
Mesa Air Group Inc (a)	69,184	645,487

Apparel — 0.95%
Kontoor Brands Inc	51,908	2,928,130
Levi Strauss & Co, Class A	202,098	5,602,157
Oxford Industries Inc	10,919	1,079,234
Steven Madden Ltd	91,055	3,984,567
Wolverine World Wide Inc	56,768	1,909,675
		$15,503,763

Auto Manufacturers — 0.08%
Wabash National Corp	79,603	1,273,648

Auto Parts & Equipment — 0.94%
Dana Inc	145,214	3,450,285
Gentherm Inc (a)	22,968	1,631,876
Goodyear Tire & Rubber Co/The (a)	397,397	6,815,358
Methode Electronics Inc	36,894	1,815,554
Standard Motor Products Inc	35,697	1,547,465
		$15,260,538

Banks — 8.99%
1st Source Corp	22,586	1,049,346
Ameris Bancorp	110,382	5,588,641
Bancorp Inc/The (a)	94,597	2,176,677
BancorpSouth Bank	122,363	3,466,544
BankUnited Inc	140,365	5,992,182
Cathay General Bancorp	96,281	3,789,620
City Holding Co	22,698	1,707,798
Community Trust Bancorp Inc	22,859	923,046
Customers Bancorp Inc (a)	44,021	1,716,379
CVB Financial Corp	143,304	2,950,629
Dime Community Bancshares Inc	55,788	1,875,593
Eagle Bancorp Inc	33,478	1,877,446
Enterprise Financial Services Corp	31,946	1,481,975
FB Financial Corp	43,466	1,622,151
First Busey Corp	44,824	1,105,360
First Financial Bancorp	87,850	2,075,896
First Financial Corp	15,989	652,671
First Foundation Inc	44,446	1,000,480
First Merchants Corp	44,367	1,848,773
German American Bancorp Inc	15,497	576,488
Hanmi Financial Corp	42,873	817,159
Hilltop Holdings Inc	202,723	7,379,117
Home BancShares Inc	170,625	4,211,025
Hope Bancorp Inc	186,860	2,649,675
Horizon Bancorp Inc	32,214	561,490
Independent Bank Corp	26,751	580,764
Independent Bank Group Inc	55,598	4,113,140
Kearny Financial Corp	99,366	1,187,424
Lakeland Bancorp Inc	43,414	758,877
Lakeland Financial Corp	36,486	2,248,997
Merchants Bancorp	12,581	493,678
Meta Financial Group Inc	58,307	2,952,083
Metropolitan Bank Holding Corp (a)	13,688	824,291

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Banks (continued)
Midland States Bancorp Inc	21,511	$565,094
Origin Bancorp Inc	13,684	581,023
Preferred Bank	20,608	1,303,868
Premier Financial Corp	31,196	886,278
Sandy Spring Bancorp Inc	43,346	1,912,859
ServisFirst Bancshares Inc	51,047	3,470,175
Silvergate Capital Corp, Class A (a)	75,545	8,560,759
Simmons First National Corp, Class A	151,455	4,443,690
Stock Yards Bancorp Inc	18,777	955,562
Texas Capital Bancshares Inc (a)	151,118	9,594,482
Tompkins Financial Corp	10,252	795,145
TriCo Bancshares	19,895	847,129
Triumph Bancorp Inc (a)	32,105	2,383,796
UMB Financial Corp	51,571	4,799,197
United Community Banks Inc	126,893	4,061,845
Valley National Bancorp	677,086	9,093,265
Veritex Holdings Inc	78,657	2,785,244
Washington Trust Bancorp Inc	19,888	1,021,249
Webster Financial Corp	144,995	7,734,033
Wintrust Financial Corp	109,243	8,262,048
		$146,312,156

Beverages — 0.05%
MGP Ingredients Inc	11,510	778,536

Biotechnology — 2.38%
Agenus Inc (a)	411,860	2,261,111
Altimmune Inc (a),(b)	106,915	1,053,113
Avid Bioservices Inc (a)	62,869	1,612,590
Avidity Biosciences Inc (a)	39,569	977,750
Cara Therapeutics Inc (a)	56,757	809,922
Cardiff Oncology Inc (a),(b)	141,018	937,770
Celldex Therapeutics Inc (a)	74,731	2,499,005
Curis Inc (a),(b)	136,707	1,103,225
ImmunoGen Inc (a)	181,079	1,193,311
Innoviva Inc (a)	120,380	1,614,296
Intercept Pharmaceuticals Inc (a)	86,174	1,720,895
Lexicon Pharmaceuticals Inc (a)	165,957	761,743
Ligand Pharmaceuticals Inc (a)	47,567	6,240,315
Lineage Cell Therapeutics Inc (a),(b)	114,773	327,103
Myriad Genetics Inc (a)	88,249	2,698,654
Oncternal Therapeutics Inc (a),(b)	75,369	358,003
Organogenesis Holdings Inc (a)	42,242	702,062
Prothena Corp PLC (a)	17,197	884,098
Puma Biotechnology Inc (a)	44,894	412,127
Radius Health Inc (a)	44,697	815,273
Selecta Biosciences Inc (a)	137,914	576,480
Sesen Bio Inc (a)	448,671	2,072,860
Strongbridge Biopharma PLC (a)	93,756	278,455
Surface Oncology Inc (a)	152,090	1,134,591
Sutro Biopharma Inc (a)	57,425	1,067,531
TransMedics Group Inc (a)	32,726	1,085,849
Vericel Corp (a)	68,458	3,594,045
		$38,792,177

Chemicals — 3.80%
AdvanSix Inc (a)	28,866	861,939
Cabot Corp	63,886	3,637,030
Chemours Co/The	221,106	7,694,489
Element Solutions Inc	380,385	8,893,401
HB Fuller Co	108,313	6,889,790
Ingevity Corp (a)	50,029	4,070,359
Koppers Holdings Inc (a)	25,601	828,192

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Chemicals (continued)
Minerals Technologies Inc	26,200	$2,061,154
Sensient Technologies Corp	66,924	5,792,942
Valvoline Inc	410,531	13,325,836
W R Grace & Co	111,924	7,736,187
		$61,791,319

Coal — 0.04%
SunCoke Energy Inc	91,243	651,475

Commercial Services — 4.39%
ABM Industries Inc	68,522	3,038,951
ASGN Inc (a)	44,825	4,344,887
CAI International Inc	27,584	1,544,704
Carriage Services Inc	20,767	767,756
Cass Information Systems Inc	21,274	866,916
CorVel Corp (a)	10,668	1,432,712
CRA International Inc	4,946	423,378
Deluxe Corp	52,968	2,530,281
EVERTEC Inc	119,171	5,201,814
Graham Holdings Co, Class B	4,902	3,107,378
H&R Block Inc	397,616	9,336,024
Hackett Group Inc/The	21,245	382,835
Herc Holdings Inc (a)	27,639	3,097,503
Insperity Inc	52,795	4,771,084
John Wiley & Sons Inc, Class A	58,262	3,506,207
Kforce Inc	28,352	1,784,191
Korn Ferry	62,840	4,559,042
Medifast Inc	11,600	3,282,568
Monro Inc	44,739	2,841,374
Progyny Inc (a)	82,574	4,871,866
Rent-A-Center Inc	69,730	3,700,571
Resources Connection Inc	44,373	637,196
Triton International Ltd	103,081	5,395,260
		$71,424,498

Computers — 1.67%
Diebold Nixdorf Inc (a)	86,480	1,110,403
ExlService Holdings Inc (a)	41,607	4,421,160
Insight Enterprises Inc (a)	49,419	4,942,394
NCR Corp (a)	207,140	9,447,655
Rimini Street Inc (a)	36,448	224,520
Super Micro Computer Inc (a)	50,762	1,785,807
Sykes Enterprises Inc (a)	39,425	2,117,123
TTEC Holdings Inc	30,068	3,099,710
		$27,148,772

Construction Materials — 1.64%
Apogee Enterprises Inc	38,739	1,577,839
Boise Cascade Co	44,365	2,588,698
Griffon Corp	42,489	1,088,993
Louisiana-Pacific Corp	192,985	11,635,066
Patrick Industries Inc	26,728	1,951,144
PGT Innovations Inc (a)	43,413	1,008,484
UFP Industries Inc	63,169	4,695,983
US Concrete Inc (a)	29,720	2,193,336
		$26,739,543

Distribution/Wholesale — 1.34%
Avient Corp	86,242	4,239,657
Core-Mark Holding Co Inc	18,832	847,628
G-III Apparel Group Ltd (a)	60,615	1,991,809
H&E Equipment Services Inc	28,838	959,440
Resideo Technologies Inc (a)	138,686	4,160,580

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Distribution/Wholesale (continued)
Titan Machinery Inc (a)	31,478	$973,930
Veritiv Corp (a)	18,753	1,151,809
WESCO International Inc (a)	72,721	7,477,173
		$21,802,026

Diversified Financial Services — 4.10%
Alliance Data Systems Corp	95,568	9,957,230
B. Riley Financial Inc	45,602	3,442,951
Brightsphere Investment Group Inc	100,050	2,344,171
Cowen Inc, Class A	85,169	3,496,187
Diamond Hill Investment Group Inc	4,955	829,021
Enova International Inc (a)	70,558	2,413,789
Evercore Inc, Class A	81,293	11,443,616
Federated Hermes Inc	164,331	5,572,464
Moelis & Co, Class A	136,177	7,747,110
Mr Cooper Group Inc (a)	232,342	7,681,227
Navient Corp	434,084	8,390,844
Virtus Investment Partners Inc	12,466	3,462,681
		$66,781,291

Electric — 1.96%
Avista Corp	95,874	4,090,944
Evoqua Water Technologies Corp (a)	311,214	10,512,809
Hawaiian Electric Industries Inc	149,392	6,316,294
IDACORP Inc	98,437	9,597,607
Spark Energy Inc, Class A (b)	41,242	467,272
Unitil Corp	17,940	950,282
		$31,935,208

Electrical Components & Equipment — 0.98%
Acuity Brands Inc	63,806	11,933,636
Energizer Holdings Inc	71,933	3,091,681
Insteel Industries Inc	16,187	520,412
Powell Industries Inc	11,898	368,243
		$15,913,972

Electronics — 3.15%
Advanced Energy Industries Inc	34,171	3,851,413
Atkore Inc (a)	67,055	4,760,905
Avnet Inc	189,927	7,612,274
Badger Meter Inc	48,122	4,721,731
Benchmark Electronics Inc	41,502	1,181,147
Comtech Telecommunications Corp	46,306	1,118,753
Fluidigm Corp (a),(b)	254,089	1,565,188
OSI Systems Inc (a)	34,416	3,498,042
Sanmina Corp (a)	76,613	2,984,843
SYNNEX Corp	58,646	7,140,737
Vishay Intertechnology Inc	197,456	4,452,633
Watts Water Technologies Inc, Class A	57,082	8,328,835
		$51,216,501

Energy — Alternate Sources — 0.33%
Alto Ingredients Inc (a)	425,428	2,599,365
Green Plains Inc (a)	84,344	2,835,645
		$5,435,010

Engineering & Construction — 0.84%
Arcosa Inc	37,478	2,201,458
Comfort Systems USA Inc	40,480	3,189,419
Construction Partners Inc, Class A (a)	64,387	2,021,752
Granite Construction Inc	52,767	2,191,414
MYR Group Inc (a)	20,647	1,877,225

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Engineering & Construction (continued)
Primoris Services Corp	77,177	$2,271,319
		$13,752,587

Entertainment — 0.09%
Bally's Corp (a)	27,031	1,462,647

Environmental Control — 0.08%
Energy Recovery Inc (a)	55,994	1,275,543

Food — 1.42%
B&G Foods Inc (b)	147,970	4,853,416
Hain Celestial Group Inc/The (a)	82,107	3,294,133
Hostess Brands Inc (a)	270,867	4,385,337
Ingles Markets Inc, Class A	14,145	824,229
Natural Grocers by Vitamin Cottage Inc	9,142	98,185
Seaboard Corp	133	514,541
Simply Good Foods Co/The (a)	67,769	2,474,246
SpartanNash Co	40,999	791,691
Sprouts Farmers Market Inc (a)	234,209	5,820,093
		$23,055,871

Food Service — 0.22%
Healthcare Services Group Inc	111,589	3,522,865

Forest Products & Paper — 0.15%
Neenah Inc	20,543	1,030,642
Schweitzer-Mauduit International Inc	33,172	1,339,486
		$2,370,128

Gas — 1.12%
Chesapeake Utilities Corp	19,981	2,404,314
South Jersey Industries Inc	271,073	7,028,923
Southwest Gas Holdings Inc	132,539	8,772,756
		$18,205,993

Hand/Machine Tools — 0.23%
Franklin Electric Co Inc	46,828	3,775,273

Healthcare — Products — 3.49%
Accelerate Diagnostics Inc (a)	31,886	257,001
Accuray Inc (a)	97,044	438,639
AngioDynamics Inc (a)	41,931	1,137,588
Atrion Corp	1,647	1,022,672
Avanos Medical Inc (a)	42,241	1,536,305
AxoGen Inc (a)	32,214	696,145
Axonics Inc (a)	90,204	5,719,836
Castle Biosciences Inc (a)	26,760	1,962,311
ClearPoint Neuro Inc (a)	32,869	627,469
Co-Diagnostics Inc (a),(b)	135,613	1,118,807
CONMED Corp	58,071	7,980,697
Inogen Inc (a)	22,845	1,488,809
Invacare Corp (a)	42,150	340,150
LeMaitre Vascular Inc	18,980	1,158,160
Meridian Bioscience Inc (a)	59,799	1,326,342
Natus Medical Inc (a)	28,352	736,585
NuVasive Inc (a)	134,998	9,150,164
Orthofix Medical Inc (a)	18,274	732,970
Patterson Cos Inc	137,093	4,166,256
Quanterix Corp (a)	33,557	1,968,454
Shockwave Medical Inc (a)	35,906	6,812,445
SI-BONE Inc (a)	40,306	1,268,430
Sientra Inc (a)	70,560	561,658

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Healthcare — Products (continued)
Silk Road Medical Inc (a)	55,344	$2,648,764
T2 Biosystems Inc (a),(b)	683,595	813,478
Varex Imaging Corp (a)	42,726	1,145,911
		$56,816,046

Healthcare — Services — 1.78%
Brookdale Senior Living Inc (a)	161,793	1,278,165
Community Health Systems Inc (a)	134,906	2,082,949
Ensign Group Inc/The	41,086	3,560,924
MEDNAX Inc (a)	99,402	2,996,970
ModivCare Inc (a)	10,534	1,791,517
National HealthCare Corp	4,933	344,817
Neuronetics Inc (a)	36,902	591,170
OPKO Health Inc (a)	793,402	3,213,278
Pennant Group Inc/The (a)	15,136	619,062
Personalis Inc (a)	106,540	2,695,462
Select Medical Holdings Corp	72,860	3,079,064
Surgery Partners Inc (a)	39,829	2,653,408
Tivity Health Inc (a)	92,708	2,439,147
Triple-S Management Corp, Class B (a)	14,136	314,809
US Physical Therapy Inc	11,871	1,375,493
		$29,036,235

Home Builders — 0.86%
Century Communities Inc	40,732	2,710,307
Forestar Group Inc (a)	38,918	813,776
Hovnanian Enterprises Inc, Class A (a)	4,784	508,491
LCI Industries	22,185	2,915,553
Taylor Morrison Home Corp, Class A (a)	118,265	3,124,561
TRI Pointe Homes Inc (a)	186,309	3,992,602
		$14,065,290

Home Furnishings — 1.53%
Ethan Allen Interiors Inc	47,307	1,305,673
iRobot Corp (a)	63,016	5,885,064
Lovesac Co/The (a)	28,221	2,251,754
Sleep Number Corp (a)	45,370	4,988,431
Sonos Inc (a)	284,446	10,021,033
Universal Electronics Inc (a)	10,136	491,596
		$24,943,551

Household Products — 0.20%
Edgewell Personal Care Co	75,678	3,322,264

Household Products/Wares — 0.45%
ACCO Brands Corp	51,340	443,064
Central Garden & Pet Co, Class A (a)	35,688	1,723,731
Quanex Building Products Corp	48,912	1,214,974
Spectrum Brands Holdings Inc	45,732	3,889,049
		$7,270,818

Housewares — 0.13%
Tupperware Brands Corp (a)	89,621	2,128,499

Insurance — 2.51%
American National Group Inc	11,256	1,672,079
CNO Financial Group Inc	264,193	6,240,239
Enstar Group Ltd (a)	10,855	2,593,476
Hanover Insurance Group Inc/The	82,725	11,220,819
Mercury General Corp	108,159	7,024,927
Radian Group Inc	403,748	8,983,393
Stewart Information Services Corp	54,241	3,074,922
		$40,809,855

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Internet — 1.36%
Cargurus Inc (a)	229,036	$6,007,614
ChannelAdvisor Corp (a)	34,802	852,997
HealthStream Inc (a)	32,062	895,812
Perficient Inc (a)	57,011	4,584,825
Revolve Group Inc (a)	99,010	6,821,789
Shutterstock Inc	30,344	2,978,871
		$22,141,908

Investment Companies — 0.04%
Altus Midstream Co, Class A	9,191	620,484

Iron & Steel — 0.34%
Commercial Metals Co	181,894	5,587,784

Leisure Time — 0.91%
Acushnet Holdings Corp	57,849	2,857,740
Camping World Holdings Inc, Class A	127,402	5,222,208
OneWater Marine Inc, Class A	9,366	393,653
Vista Outdoor Inc (a)	135,331	6,263,119
		$14,736,720

Lodging — 0.02%
Full House Resorts Inc (a)	28,722	285,497

Machinery — Construction & Mining — 0.30%
Terex Corp	101,158	4,817,144

Machinery — Diversified — 2.25%
Albany International Corp, Class A	29,902	2,669,053
Altra Industrial Motion Corp	66,974	4,354,649
Applied Industrial Technologies Inc	33,808	3,078,556
Cactus Inc, Class A	52,690	1,934,777
Crane Co	75,923	7,013,008
Curtiss-Wright Corp	51,780	6,149,393
Ichor Holdings Ltd (a)	30,264	1,628,203
Kadant Inc	11,121	1,958,297
Lindsay Corp	17,796	2,941,323
Mueller Water Products Inc, Class A	235,345	3,393,675
Tennant Co	19,810	1,581,828
		$36,702,762

Media — 1.32%
AMC Networks Inc, Class A (a)	83,578	5,583,010
Audacy Inc (a)	148,506	640,061
EW Scripps Co/The Class A	55,855	1,138,884
Gray Television Inc	103,202	2,414,927
Meredith Corp (a)	36,103	1,568,314
Sinclair Broadcast Group Inc, Class A	109,318	3,631,544
TEGNA Inc	280,811	5,268,014
WideOpenWest Inc (a)	61,537	1,274,431
		$21,519,185

Metal Fabrication & Hardware — 1.07%
AZZ Inc	38,701	2,003,938
Helios Technologies Inc	21,925	1,711,246
Mueller Industries Inc	55,503	2,403,835
Valmont Industries Inc	37,092	8,755,567
Worthington Industries Inc	41,118	2,515,599
		$17,390,185

Mining — 0.13%
Kaiser Aluminum Corp	16,649	2,055,985

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Miscellaneous Manufacture — 0.87%
EnPro Industries Inc	21,040	$2,044,036
Federal Signal Corp	61,653	2,480,300
Hillenbrand Inc	82,034	3,616,059
Myers Industries Inc	32,681	686,301
Standex International Corp	13,301	1,262,398
Trinseo SA	68,671	4,109,273
		$14,198,367

Office & Business Equipment — 0.72%
Pitney Bowes Inc	162,091	1,421,538
Xerox Holding Corp	441,525	10,371,422
		$11,792,960

Office Furnishings — 0.21%
HNI Corp	51,749	2,275,403
Interface Inc	46,176	706,493
Kimball International Inc, Class B	37,384	491,600
		$3,473,496

Oil & Gas — 2.61%
Bonanza Creek Energy Inc	28,556	1,344,131
Callon Petroleum Co (a)	143,680	8,288,899
Cimarex Energy Co	144,183	10,446,058
Matador Resources Co	177,104	6,377,515
Par Pacific Holdings Inc (a)	64,746	1,089,028
Patterson-UTI Energy Inc	222,088	2,207,555
PDC Energy Inc	99,970	4,577,626
Transocean Ltd (a)	1,818,779	8,220,881
		$42,551,693

Oil & Gas Services — 0.82%
Archrock Inc	179,001	1,594,899
ChampionX Corp (a)	162,004	4,155,403
Core Laboratories N.V.	66,388	2,585,813
Helix Energy Solutions Group Inc (a)	225,828	1,289,478
Oceaneering International Inc (a)	104,036	1,619,841
ProPetro Holding Corp (a)	101,133	926,378
Solaris Oilfield Infrastructure Inc, Class A	45,883	446,900
TETRA Technologies Inc (a)	166,472	722,488
		$13,341,200

Packaging & Containers — 0.78%
Greif Inc, Class A	40,282	2,439,075
Matthews International Corp, Class A	21,418	770,191
O-I Glass Inc (a)	237,193	3,873,362
Silgan Holdings Inc	134,224	5,570,296
		$12,652,924

Pharmaceuticals — 6.19%
Aclaris Therapeutics Inc (a)	32,237	566,082
Adamas Pharmaceuticals Inc (a)	63,641	336,024
AdaptHealth Corp (a)	134,989	3,700,049
Agios Pharmaceuticals Inc (a)	93,366	5,145,400
Akebia Therapeutics Inc (a)	490,963	1,860,750
Alkermes PLC (a)	204,572	5,016,105
Amneal Pharmaceuticals Inc (a)	148,351	759,557
Anika Therapeutics Inc (a)	16,193	700,995
Arvinas Inc (a)	62,999	4,850,923
BioDelivery Sciences International Inc (a)	170,455	610,229
Cassava Sciences Inc (a),(b)	114,468	9,780,146
cbdMD Inc (a),(b)	70,613	204,778
Clovis Oncology Inc (a),(b)	614,705	3,565,289

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Pharmaceuticals (continued)
Coherus Biosciences Inc (a)	189,276	$2,617,687
Collegium Pharmaceutical Inc (a)	70,307	1,662,058
Eagle Pharmaceuticals Inc (a)	20,183	863,832
Endo International PLC (a)	377,840	1,768,291
Heat Biologics Inc (a)	126,702	852,704
Heska Corp (a)	11,088	2,547,246
Intellia Therapeutics Inc (a)	84,660	13,707,301
Ironwood Pharmaceuticals Inc (a)	311,553	4,009,687
Jaguar Health Inc (a),(b)	1,166,386	1,842,890
Jounce Therapeutics Inc (a)	37,277	253,484
Lannett Co Inc (a)	60,426	282,189
MannKind Corp (a),(b)	309,543	1,687,009
Novan Inc (a),(b)	65,404	657,964
Ocular Therapeutix Inc (a)	115,560	1,638,641
Owens & Minor Inc	84,539	3,578,536
Pacira BioSciences Inc (a)	77,930	4,728,792
Paratek Pharmaceuticals Inc (a)	56,067	382,377
PetIQ Inc (a)	44,325	1,710,945
Phibro Animal Health Corp, Class A	28,312	817,651
Premier Inc, Class A	176,148	6,128,189
Prestige Consumer Healthcare Inc (a)	123,844	6,452,272
Supernus Pharmaceuticals Inc (a)	86,628	2,667,276
USANA Health Sciences Inc (a)	10,627	1,088,524
Vanda Pharmaceuticals Inc (a)	66,539	1,431,254
Voyager Therapeutics Inc (a)	74,554	307,908
		$100,781,034

Pipelines — 0.47%
Antero Midstream Corp	742,788	7,717,567

Real Estate — 0.86%
Alexander & Baldwin Inc	103,827	1,902,111
Kennedy-Wilson Holdings Inc	173,957	3,456,525
RE/MAX Holdings Inc, Class A	21,353	711,695
Realogy Holdings Corp (a)	205,044	3,735,902
RMR Group Inc/The, Class A	14,972	578,518
St Joe Co/The	80,421	3,587,581
		$13,972,332

REITs — 7.29%
Alexander's Inc	3,187	853,957
Ares Commercial Real Estate Corp	131,206	1,927,416
Brandywine Realty Trust	594,544	8,151,198
CareTrust REIT Inc	200,112	4,648,602
Corporate Office Properties Trust	349,420	9,780,266
CTO Realty Growth Inc	12,407	664,023
Essential Properties Realty Trust Inc	238,735	6,455,394
GEO Group Inc/The	823,142	5,860,771
Getty Realty Corp	77,812	2,423,844
Healthcare Realty Trust Inc	335,903	10,144,271
Industrial Logistics Properties Trust	117,537	3,072,417
KKR Real Estate Finance Trust Inc	151,296	3,272,532
LTC Properties Inc	91,958	3,530,268
Macerich Co/The	914,854	16,696,085
National Health Investors Inc	98,345	6,594,032
PotlatchDeltic Corp	127,903	6,798,044
Retail Value Inc	37,629	818,431
Sabra Health Care REIT Inc	577,812	10,516,178
Tanger Factory Outlet Centers Inc	619,394	11,675,577
UMH Properties Inc	55,468	1,210,312
Urban Edge Properties	189,329	3,616,184
		$118,709,802

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Retail — 7.65%
American Eagle Outfitters Inc	366,057	$13,738,119
Asbury Automotive Group Inc (a)	22,501	3,855,996
At Home Group Inc (a)	140,779	5,186,298
Bassett Furniture Industries Inc	7,424	180,774
Big 5 Sporting Goods Corp (b)	79,881	2,051,344
Big Lots Inc	98,749	6,518,421
BlueLinx Holdings Inc (a)	15,601	784,418
Buckle Inc/The	58,839	2,927,240
Caleres Inc	32,795	894,976
Chuy's Holdings Inc (a)	13,906	518,138
Citi Trends Inc (a)	19,200	1,670,400
Container Store Group Inc/The (a)	89,409	1,165,893
Dick's Sporting Goods Inc	140,631	14,089,820
Dillard's Inc, Class A	33,104	5,987,852
Duluth Holdings Inc, Class B (a)	22,087	456,097
Franchise Group Inc	22,339	787,897
GMS Inc (a)	44,554	2,144,830
Group 1 Automotive Inc	20,494	3,164,888
Haverty Furniture Cos Inc	24,744	1,058,053
Hibbett Inc (a)	46,782	4,193,071
Jack in the Box Inc	66,222	7,379,780
Kirkland's Inc (a),(b)	47,067	1,076,893
La-Z-Boy Inc	70,122	2,597,319
Lazydays Holdings Inc (a)	13,548	298,056
Lumber Liquidators Holdings Inc (a)	61,357	1,294,633
MarineMax Inc (a)	44,548	2,171,270
MSC Industrial Direct Co Inc, Class A	118,806	10,660,462
National Vision Holdings Inc (a)	110,739	5,662,085
Nu Skin Enterprises Inc, Class A	49,931	2,828,591
PC Connection Inc	12,101	559,913
PriceSmart Inc	26,820	2,440,888
Rush Enterprises Inc, Class A	35,923	1,553,311
Ruth's Hospitality Group Inc (a)	51,922	1,195,764
Sally Beauty Holdings Inc (a)	178,762	3,945,277
Signet Jewelers Ltd (a)	76,779	6,202,975
Sonic Automotive Inc, Class A	37,612	1,682,761
World Fuel Services Corp	51,945	1,648,215
		$124,572,718

Savings & Loans — 2.06%
Axos Financial Inc (a)	83,674	3,881,637
Berkshire Hills Bancorp Inc	70,312	1,927,252
Flushing Financial Corp	39,604	848,714
Investors Bancorp Inc	729,452	10,401,985
Northfield Bancorp Inc	49,462	811,177
OceanFirst Financial Corp	81,869	1,706,150
Pacific Premier Bancorp Inc	128,169	5,420,267
Provident Financial Services Inc	89,550	2,049,799
WSFS Financial Corp	140,044	6,524,650
		$33,571,631

Semiconductors — 1.63%
Amkor Technology Inc	172,264	4,077,489
CMC Material Inc	24,095	3,632,080
Cohu Inc (a)	83,894	3,086,460
CTS Corp	33,126	1,230,962
SMART Global Holdings Inc (a)	34,022	1,622,169
Synaptics Inc (a)	71,731	11,159,909
Veeco Instruments Inc (a)	71,540	1,719,822
		$26,528,891

Software — 3.27%
Altair Engineering Inc, Class A (a)	42,696	2,944,743

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Software (continued)
American Software Inc, Class A	28,545	$626,848
Apollo Medical Holdings Inc (a)	12,200	766,282
Blackbaud Inc (a)	69,542	5,324,831
BM Technologies Inc (a)	3,549	44,150
Castlight Health Inc, Class B (a)	110,182	289,779
Cerence Inc (a)	73,420	7,834,648
CommVault Systems Inc (a)	69,755	5,452,748
Computer Programs & Systems Inc	14,853	493,565
CSG Systems International Inc	57,747	2,724,503
Donnelley Financial Solutions Inc (a)	36,379	1,200,507
Ebix Inc	48,922	1,658,456
Evolent Health Inc, Class A (a)	83,061	1,754,248
Health Catalyst Inc (a)	96,056	5,332,069
Inovalon Holdings Inc, Class A (a)	82,848	2,823,460
NextGen Healthcare Inc (a)	57,677	956,861
Phreesia Inc (a)	61,770	3,786,501
Progress Software Corp	62,886	2,908,478
QAD Inc, Class A	8,157	709,822
Sciplay Corp, Class A (a)	81,286	1,377,798
Simulations Plus Inc	29,557	1,622,975
Xperi Holding Corp	119,216	2,651,364
		$53,284,636

Telecommunications — 2.39%
Cambium Networks Corp (a)	27,286	1,319,278
Casa Systems Inc (a)	68,273	605,581
Clearfield Inc (a)	24,031	899,961
CommScope Holding Co Inc (a)	431,737	9,200,315
Consolidated Communications Holdings Inc (a)	60,869	535,039
EchoStar Corp, Class A (a)	150,061	3,644,982
IDT Corp, Class B (a)	15,852	585,890
InterDigital Inc	65,210	4,762,286
Loral Space & Communications Inc	25,394	986,557
NETGEAR Inc (a)	77,958	2,987,351
Ribbon Communications Inc (a)	107,026	814,468
Switch Inc, Class A	334,474	7,060,746
Telephone & Data Systems Inc	240,456	5,448,733
		$38,851,187

Toys, Games & Hobbies — 0.15%
Funko Inc, Class A (a)	111,784	2,378,764

Transportation — 1.43%
ArcBest Corp	33,788	1,966,124
Atlas Air Worldwide Holdings Inc (a)	93,898	6,395,393
Daseke Inc (a)	49,349	319,782
Forward Air Corp	36,659	3,290,145
International Seaways Inc	26,467	507,637
Matson Inc	50,797	3,251,008
Ryder System Inc	96,247	7,154,039
US Xpress Enterprises Inc, Class A (a)	41,170	354,062
		$23,238,190

Water — 0.38%
California Water Service Group	71,247	3,957,058
SJW Group	35,766	2,263,988

_______________________________ _______________________________ ____________________________ $ 6,221,046

TOTAL _______________________________ COMMON STOCKS _______________________________ ____________________________ $ 1,623,399,604

See accompanying notes.

Schedule of Investments
Principal U.S. Small-Cap Multi-Factor ETF
June 30, 2021

INVESTMENT COMPANIES — 1.24%	Shares Held	Value
Money Market Funds — 1.24%
Principal Government Money Market Fund — Institutional Class 0.00% (a),(c),(d),(e)	16,551,960	$16,551,960
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (e)	3,663,799	3,663,799
TOTAL INVESTMENT COMPANIES		$20,215,759
Total Investments		$1,643,615,363
Other Assets and Liabilities — (0.96)%		(15,612,064)
Total Net Assets — 100.00%		$1,628,003,299

(a)	Non-income producing security.
(b)	Security or a portion of the security was on loan. At the end of the period, the value of these securities totaled $16,161,357 or 0.99% of net assets.
(c)	Security or a portion of the security was received as collateral for securities lending. At the end of the period, the value of these securities totaled $16,551,960 or 1.02% of net assets.
(d)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.00% or more of the outstanding voting shares of the security).
Please see Affiliated Securities sub-schedule for transactional information.
(e)	Current yield shown is as of period end.

Portfolio Summary (unaudited)
Sector		Percent
Financial		25.85%
Consumer, Non-cyclical		20.48%
Consumer, Cyclical		15.11%
Industrial		13.76%
Technology		7.30%
Communications		5.07%
Basic Materials		4.41%
Energy		4.28%
Utilities		3.46%
Money Market Funds		1.24%
Other Assets and Liabilities		(0.96)%
TOTAL NET ASSETS		100.00%

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$13,835,298	$211,907,367	$209,190,705	$16,551,960
	$13,835,298	$211,907,367	$209,190,705	$16,551,960

			Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2021

COMMON STOCKS — 99.54%	Shares Held	Value
Advertising — 1.75%
Interpublic Group of Cos Inc/The	24,011	$780,117
Aerospace & Defense — 3.56%
General Dynamics Corp	2,573	484,393
L3Harris Technologies Inc	1,424	307,798
Lockheed Martin Corp	1,210	457,803
Northrop Grumman Corp	920	334,356
		$1,584,350

Agriculture — 2.94%
Altria Group Inc	27,402	1,306,527
Banks — 5.33%
Citigroup Inc	7,280	515,060
First Horizon Corp	41,990	725,587
Regions Financial Corp	26,982	544,497
State Street Corp	7,115	585,422
		$2,370,566

Biotechnology — 0.98%
Amgen Inc	1,786	435,337
Building Materials — 1.10%
Fortune Brands Home & Security Inc	1,944	193,642
Masco Corp	2,691	158,527
Vulcan Materials Co	794	138,211
		$490,380

Chemicals — 3.23%
Celanese Corp	1,985	300,926
Dow Inc	12,298	778,218
NewMarket Corp	729	234,723
Sherwin-Williams Co/The	455	123,965
		$1,437,832

Commercial Services — 3.81%
Automatic Data Processing Inc	1,718	341,229
Booz Allen Hamilton Holding Corp	2,658	226,408
ManpowerGroup Inc	3,828	455,188
Quanta Services Inc	624	56,516
Robert Half International Inc	4,036	359,083
Service Corp International	4,795	256,964
		$1,695,388

Computers — 3.12%
Apple Inc	728	99,707
Cognizant Technology Solutions Corp, Class A	2,110	146,139
Genpact Ltd	3,364	152,826
HP Inc	14,576	440,049
NetApp Inc	6,712	549,176
		$1,387,897

Construction Materials — 0.96%
Lennox International Inc	583	204,517
Owens Corning	2,258	221,058
		$425,575

Distribution/Wholesale — 1.05%
Fastenal Co	8,965	466,180
Diversified Financial Services — 7.65%
Ameriprise Financial Inc	1,375	342,210
Cboe Global Markets Inc	2,443	290,839
Jefferies Financial Group Inc	12,144	415,325

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value

Diversified Financial Services (continued)
Raymond James Financial Inc	1,908	$247,849
Santander Consumer USA Holdings Inc	17,477	634,765
Synchrony Financial	9,454	458,708
T Rowe Price Group Inc	2,156	426,823
Western Union Co/The	25,585	587,688
		$3,404,207

Electric — 1.14%
NRG Energy Inc	12,581	507,014

Electrical Components & Equipment — 0.22%
AMETEK Inc	730	97,455

Electronics — 1.27%
Allegion PLC	1,461	203,517
Hubbell Inc	1,924	359,480
		$562,997

Environmental Control — 0.16%
Tetra Tech Inc	590	72,004

Food — 1.76%
Kroger Co/The	9,589	367,355
Tyson Foods Inc, Class A	5,617	414,310
		$781,665

Gas — 1.48%
UGI Corp	14,209	658,019

Hand/Machine Tools — 0.93%
Snap-on Inc	1,848	412,899

Healthcare — Services — 1.94%
Anthem Inc	564	215,335
Humana Inc	231	102,268
Quest Diagnostics Inc	2,316	305,643
UnitedHealth Group Inc	603	241,465
		$864,711

Home Builders — 2.07%
DR Horton Inc	1,970	178,029
Lennar Corp, Class A	1,424	141,474
PulteGroup Inc	3,705	202,182
Thor Industries Inc	2,149	242,837
Toll Brothers Inc	2,735	158,110
		$922,632

Home Furnishings — 1.00%
Whirlpool Corp	2,032	443,017

Household Products/Wares — 0.69%
Clorox Co/The	1,714	308,366

Housewares — 1.67%
Newell Brands Inc	27,057	743,256

Insurance — 15.49%
Aflac Inc	7,587	407,118
Alleghany Corp (a)	557	371,558
Allstate Corp/The	2,658	346,710
American Financial Group Inc	6,601	823,277
Assurant Inc	2,194	342,659
Essent Group Ltd	5,183	232,976
Fidelity National Financial Inc	13,054	567,327
First American Financial Corp	9,494	591,951
Hartford Financial Services Group Inc/The	7,528	466,510

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Insurance (continued)
Old Republic International Corp	31,906	$794,778
Primerica Inc	1,217	186,371
Progressive Corp/The	4,497	441,650
Prudential Financial Inc	9,391	962,296
Travelers Cos Inc/The	2,383	356,759
		$6,891,940

Internet — 0.93%
CDW Corp	1,070	186,876
eBay Inc	3,258	228,744
		$415,620

Iron & Steel — 0.77%
Reliance Steel & Aluminum Co	2,279	343,901
Leisure Time — 1.46%
Brunswick Corp	2,116	210,796
Polaris Inc	3,193	437,313
		$648,109

Machinery — Construction & Mining — 0.54%
Oshkosh Corp	1,945	242,425
Machinery — Diversified — 0.20%
AGCO Corp	695	90,614
Media — 1.87%
Fox Corp, Class A	6,838	253,895
Nexstar Media Group Inc, Class A	2,153	318,386
ViacomCBS Inc, Class B	5,780	261,256
		$833,537

Mining — 0.66%
Newmont Corp	4,605	291,865
Miscellaneous Manufacture — 1.26%
AO Smith Corp	4,345	313,101
Carlisle Cos Inc	1,300	248,794
		$561,895

Oil & Gas — 1.19%
EOG Resources Inc	6,359	530,595
Packaging & Containers — 1.10%
Sealed Air Corp	4,810	284,992
Silgan Holdings Inc	4,973	206,380
		$491,372

Pharmaceuticals — 4.46%
Bristol-Myers Squibb Co	8,717	582,470
Cardinal Health Inc	12,697	724,872
CVS Health Corp	6,228	519,664
McKesson Corp	814	155,669
		$1,982,675

Pipelines — 3.16%
Equitrans Midstream Corp	165,496	1,408,371
REITs — 3.40%
Essex Property Trust Inc	2,454	736,224
VICI Properties Inc	24,990	775,190
		$1,511,414

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2021

COMMON STOCKS (continued)	Shares Held	Value
Retail — 6.78%
Advance Auto Parts Inc	568	$116,519
Best Buy Co Inc	3,171	364,602
Dollar General Corp	505	109,277
Home Depot Inc/The	1,258	401,164
Lowe's Cos Inc	1,267	245,760
Qurate Retail Inc, Series A	96,195	1,259,192
Tractor Supply Co	965	179,548
Williams-Sonoma Inc	2,128	339,735
		$3,015,797

Semiconductors — 3.20%
Broadcom Inc	939	447,753
Entegris Inc	458	56,320
Intel Corp	6,263	351,605
KLA Corp	627	203,280
Texas Instruments Inc	1,901	365,562
		$1,424,520

Shipbuilding — 0.96%
Huntington Ingalls Industries Inc	2,032	428,244
Software — 0.94%
Cerner Corp	2,023	158,117
Oracle Corp	3,320	258,429
		$416,546

Telecommunications — 1.36%
Juniper Networks Inc	22,115	604,845
TOTAL COMMON STOCKS		$44,292,676
INVESTMENT COMPANIES — 0.29%	Shares Held	Value
Money Market Fund — 0.29%
State Street Institutional U.S. Government Money Market Fund — Institutional
Class 0.03% (b)	129,538	$129,538
TOTAL INVESTMENT COMPANIES		$129,538
Total Investments		$44,422,214
Other Assets and Liabilities — 0.17%		76,122
Total Net Assets — 100.00%		$44,498,336

(a)	Non-income producing security.
(b)	Current yield shown is as of period end.

Portfolio Summary (unaudited)

Sector	Percent
Financial	31.86%
Consumer, Non-cyclical	16.57%
Consumer, Cyclical	14.02%
Industrial	12.27%
Technology	7.26%
Communications	5.92%
Basic Materials	4.66%
Energy	4.36%
Utilities	2.62%
Money Market Fund	0.29%
Other Assets and Liabilities	0.17%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal Value ETF
June 30, 2021

	June 30, 2020	Purchases	Sales	June 30, 2021
Affiliated Securities	Value	Cost	Proceeds	Value
Principal Government Money
Market Fund — Institutional Class
0.00%	$982,112	$6,674,868	$7,656,980	$—
	$982,112	$6,674,868	$7,656,980	$—

Realized Gain
		Realized	from	Change in
		Gain/Loss on	Capital Gain	Unrealized
	Income (a)	Investments	Distributions	Gain/Loss
Principal Government Money
Market Fund — Institutional Class
0.00%	$—	$—	$—	$—
	$—	$—	$—	$—

(a)	Amount excludes earnings from securities lending collateral.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Active Income ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended		Year ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017

Net asset value, beginning of year	$36.13	$39.91	$40.27	$41.31		$39.12

Investment Operations:
Net investment income (loss) (a)	1.53	1.87	1.91	1.78		1.95
Net realized and change in unrealized gain (loss)	5.64	(3.71)	(0.01)	(0.50)		2.22
Total from investment operations	7.17	(1.84)	1.90	1.28		4.17

Dividends to Shareholders from:
Net investment income	(1.61)	(1.94)	(1.92)	(1.87)		(1.98)
Net realized gains	—	—	(0.34)	(0.45)		—
Total dividends to stockholders	(1.61)	(1.94)	(2.26)	(2.32)		(1.98)

Net asset value, end of year	$41.69	$36.13	$39.91	$40.27		$41.31
Total return	20.25%	(4.78)%	4.95%	3.10%		10.92%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$232,443	$270,096	$216,519	$292,967		$286,084
Ratio of expenses to average net assets	0.49%	0.49%	0.61%	0.65	% (b)	0.77	% (b)
Ratio of gross expenses to average net assets	—% (c)	—% (c)	—% (c)	0.68%		0.80%
Ratio of net investment income (loss) to average net
assets	3.90%	4.89%	4.84%	4.34%		4.82%
Portfolio turnover rate (d)	19.5%	10.6%	17.9%	11.0%		30.7%

(a)	Calculated on average shares outstanding during the year.
(b)	Includes reimbursement from Advisor.
(c)	Ratio is not applicable as there was no reimbursement from Advisor in the year.
(d)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Healthcare Innovators Index ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 (a)

Net asset value, beginning of period	$44.34	$34.37	$34.74	$28.56	$25.00

Investment Operations:
Net investment income (loss) (b)	(0.15)	(0.10)	(0.13)	(0.12)	(0.08)
Net realized and change in unrealized gain (loss)	16.79	10.07	(0.24)	6.35	3.64
Total from investment operations	16.64	9.97	(0.37)	6.23	3.56

Dividends to Shareholders from:
Net realized gains	(0.22)	—	—	(0.05)	—
Total dividends to stockholders	(0.22)	—	—	(0.05)	—

Net asset value, end of period	$60.76	$44.34	$34.37	$34.74	$28.56
Total return	37.51%	29.01%	(1.05)%	21.83%	14.24	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$176,197	$95,338	$56,713	$52,104	$7,140
Ratio of expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.42	% (d)
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.29)%	(0.39)%	(0.38)%	(0.32	)% (d)
Portfolio turnover rate (e)	45.8%	36.1%	34.5%	33.6%	18.2	% (d)

(a)	Period from August 19, 2016, date operations commenced, through June 30, 2017.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal International Adaptive Multi-Factor ETF
For a share outstanding:
Period ended
June 30, 2021 (a)

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss) (b)	0.07
Net realized and change in unrealized gain (loss)	(0.27)
Total from investment operations	(0.20)

Net asset value, end of period	$24.80
Total return (c)	(0.80)%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$47,118
Ratio of expenses to average net assets (d)	0.24%
Ratio of net investment income (loss) to average net assets (d)	2.76%
Portfolio turnover rate (e)	1.5%

(a)	Period from May 26, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal International Multi-Factor ETF (a)
For a share outstanding:
	Year ended	Period ended
	June 30, 2021	June 30, 2020 (b)

Net asset value, beginning of period	$23.80	$25.00

Investment Operations:
Net investment income (loss) (c)	0.80	0.54
Net realized and change in unrealized gain (loss)	7.57	(1.34)
Total from investment operations	8.37	(0.80)

Dividends to Shareholders from:
Net investment income	(0.55)	(0.39)
Net realized gains	—	(0.01)
Total dividends to stockholders	(0.55)	(0.40)

Net asset value, end of period	$31.62	$23.80
Total return	35.54%	(3.13	)% (d)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$91,694	$16,661
Ratio of expenses to average net assets	0.25%	0.25	% (e)
Ratio of net investment income (loss) to average net assets	2.78%	2.39	% (e)
Portfolio turnover rate (f)	68.8%	56.1%

(a)	Effective September 30, 2020, Principal International Multi-Factor Core Index ETF changed its name to Principal International Multi-Factor ETF.
(b)	Period from July 23, 2019, date operations commenced, through June 30, 2020.
(c)	Calculated on average shares outstanding during the period.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Investment Grade Corporate Active ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 (a)

Net asset value, beginning of period	$26.67	$26.20	$24.59	$25.00

Investment Operations:
Net investment income (loss) (b)	0.62	0.88	0.95	0.19
Net realized and change in unrealized gain (loss)	0.69	1.39	1.66	(0.52)
Total from investment operations	1.31	2.27	2.61	(0.33)

Dividends to Shareholders from:
Net investment income	(0.79)	(0.95)	(0.98)	(0.08)
Net realized gains	(0.45)	(0.85)	(0.02)	—
Total dividends to stockholders	(1.24)	(1.80)	(1.00)	(0.08)

Net asset value, end of period	$26.74	$26.67	$26.20	$24.59
Total return	4.90%	8.98%	10.95%	(1.32	)% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$481,271	$110,693	$120,540	$228,710
Ratio of expenses to average net assets	0.25%	0.26%	0.26%	0.26	% (d)
Ratio of net investment income (loss) to average net assets	2.30%	3.37%	3.86%	3.83	% (d)
Portfolio turnover rate (e)	67.8%	73.3%	92.8%	47.8	% (d)

(a)	Period from April 18, 2018, date operations commenced, through June 30, 2018.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Millennials Index ETF
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 (a)

Net asset value, beginning of period	$42.85	$38.24	$36.76	$28.92	$25.00

Investment Operations:
Net investment income (loss) (b)	0.27	0.34	0.17	0.23	0.17
Net realized and change in unrealized gain (loss)	23.81	4.59	1.54	7.91	3.87
Total from investment operations	24.08	4.93	1.71	8.14	4.04

Dividends to Shareholders from:
Net investment income	(0.40)	(0.32)	(0.23)	(0.23)	(0.09)
Net realized gains	—	—	—	(0.07)	(0.03)
Total dividends to stockholders	(0.40)	(0.32)	(0.23)	(0.30)	(0.12)

Net asset value, end of period	$66.53	$42.85	$38.24	$36.76	$28.92
Total return	56.45%	12.96%	4.70%	28.31%	16.23	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$126,399	$25,708	$21,031	$20,217	$7,230
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45	% (d)
Ratio of expenses to average net assets excluding interest
expense	—% (e)	—% (e)	—% (e)	0.45%	—% (e)
Ratio of net investment income (loss) to average net assets	0.46%	0.88%	0.47%	0.66%	0.71	% (d)
Portfolio turnover rate (f)	55.7%	47.4%	32.9%	35.6%	5.1	% (d)

(a)	Period from August 19, 2016, date operations commenced, through June 30, 2017.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Ratio is not applicable as there was no interest expense in the period.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Quality ETF (a)
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Year ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017

Net asset value, beginning of year	$39.89	$37.79	$33.32	$29.03	$26.08

Investment Operations:
Net investment income (loss) (b)	0.57	0.51	0.46	0.39	0.34
Net realized and change in unrealized gain (loss)	13.22	1.00	4.48	4.20	3.06
Net realized gain due from reimbursement from Advisor	—	1.13 (c)	—	—	—
Total from investment operations	13.79	2.64	4.94	4.59	3.40

Dividends to Shareholders from:
Net investment income	(0.51)	(0.54)	(0.47)	(0.27)	(0.39)
Net realized gains	—	—	—	(0.03)	(0.06)
Total dividends to stockholders	(0.51)	(0.54)	(0.47)	(0.30)	(0.45)

Net asset value, end of year	$53.17	$39.89	$37.79	$33.32	$29.03
Total return	34.83%	7.05% (c)	15.03%	15.89%	13.23%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$58,486	$17,951	$20,786	$21,655	$7,257
Ratio of expenses to average net assets	0.15%	0.29% (d)	0.29% (d)	0.29% (d)	0.40%
Ratio of gross expenses to average net assets	—% (e)	0.34%	0.40%	0.40%	—% (e)
Ratio of net investment income (loss) to average net assets	1.22%	1.32%	1.32%	1.22%	1.26%
Portfolio turnover rate (f)	45.1%	103.7%	40.4%	63.5%	2.0%

(a)	Effective September 30, 2020, Principal Price Setters Index ETF changed its name to Principal Quality ETF.
(b)	Calculated on average shares outstanding during the year.
(c)	During 2020, the Fund experienced a significant one-time gain as the result of a payment by the Advisor due to an operational error by a third party. If such payment had not been recognized, the total return amounts expressed herein would have been lower by 3.04%.
(d)	Includes reimbursement from Advisor.
(e)	Ratio is not applicable as there was no reimbursement from Advisor in the year.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Spectrum Preferred Securities Active ETF
For a share outstanding:
	Year ended	Year ended		Year ended		Period ended
	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018 (a)

Net asset value, beginning of period	$19.31 (b)	$19.36	(b)	$18.89	(b)	$20.00	(b)

Investment Operations:
Net investment income (loss) (c)	0.70	0.80	(b)	0.68	(b)	0.94	(b)
Net realized and change in unrealized gain (loss)	1.86	0.08	(b)	0.77	(b)	(1.18	) (b)
Total from investment operations	2.56	0.88	(b)	1.45	(b)	(0.24	) (b)

Dividends to Shareholders from:
Net investment income	(1.23)	(0.93	) (b)	(0.98	) (b)	(0.87	) (b)
Net realized gains	—	—(b)		—(b)		(0.00)	(b),(d)
Total dividends to stockholders	(1.23)	(0.93	) (b)	(0.98	) (b)	(0.87	) (b)

Net asset value, end of period	$20.64	$19.31	(b)	$19.36	(b)	$18.89	(b)
Total return	11.58%		4.60%	7.99%		(1.28)	% (e)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$363,333	$139,995		$67,750		$51,949
Ratio of expenses to average net assets	0.55%		0.55%	0.55%		0.55	% (f)
Ratio of net investment income (loss) to average net assets	3.43%		4.10%	3.65%		4.93	% (f)
Portfolio turnover rate (g)	12.6%		41.9%	27.6%		41.0	% (f)

(a)	Period from July 7, 2017, date operations commenced, through June 30, 2018.
(b)	Reflects a 5 to 1 stock split effective after the close of trading on July 22, 2020; see Notes to Financial Statements.
(c)	Calculated on average shares outstanding during the period.
(d)	Reflects an amount rounding to less than one cent.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Spectrum Tax-Advantaged Dividend Active ETF
For a share outstanding:
	Year ended	Period ended
	June 30, 2021	June 30, 2020 (a)

Net asset value, beginning of period	$19.95	$20.00

Investment Operations:
Net investment income (loss) (b)	0.88	0.03
Net realized and change in unrealized gain (loss)	1.76	(0.08)
Total from investment operations	2.64	(0.05)

Dividends to Shareholders from:
Net investment income	(0.98)	—
Net realized gains	(0.04)	—
Total dividends to stockholders	(1.02)	—

Net asset value, end of period	$21.57	$19.95
Total return	13.42%	(0.26	)% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$22,647	$19,948
Ratio of expenses to average net assets	0.60%	0.60	% (d)
Ratio of net investment income (loss) to average net assets	4.15%	4.35	% (d)
Portfolio turnover rate	15.5%	6.3%

(a)	Period from June 16, 2020, date operations commenced, through June 30, 2020.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Ultra-Short Active Income ETF
For a share outstanding:
	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019 (a)

Net asset value, beginning of period	$25.02	$25.09	$25.00

Investment Operations:
Net investment income (loss) (b)	0.18	0.55	0.12
Net realized and change in unrealized gain (loss)	(0.04)	0.07	0.04
Total from investment operations	0.14	0.62	0.16

Dividends to Shareholders from:
Net investment income	(0.43)	(0.69)	(0.07)
Total dividends to stockholders	(0.43)	(0.69)	(0.07)

Net asset value, end of period	$24.73	$25.02	$25.09
Total return	0.57%	2.54%	0.62	% (c)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$8,657	$12,509	$12,543
Ratio of expenses to average net assets	0.18%	0.18%	0.18	% (d)
Ratio of net investment income (loss) to average net assets	0.72%	2.19%	2.51	% (d)
Portfolio turnover rate	88.1%	32.7%	0.0% (d),(e)

(a)	Period from April 24, 2019, date operations commenced, through June 30, 2019.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal U.S. Large-Cap Adaptive Multi-Factor ETF
For a share outstanding:
Period ended
June 30, 2021 (a)

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss) (b)	0.03
Net realized and change in unrealized gain (loss)	0.92
Total from investment operations	0.95

Net asset value, end of period	$25.95
Total return (c)	3.80%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$29,842
Ratio of expenses to average net assets (d)	0.15%
Ratio of net investment income (loss) to average net assets (d)	0.99%
Portfolio turnover rate (e)	0.4%

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal U.S. Mega-Cap ETF (a)
For a share outstanding:
	Year ended	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018 (b)

Net asset value, beginning of period	$30.04	$29.07	$26.02	$25.00

Investment Operations:
Net investment income (loss) (c)	0.59	0.60	0.63	0.38
Net realized and change in unrealized gain (loss)	9.60	1.00	3.04	0.80
Total from investment operations	10.19	1.60	3.67	1.18

Dividends to Shareholders from:
Net investment income	(0.55)	(0.63)	(0.62)	(0.16)
Total dividends to stockholders	(0.55)	(0.63)	(0.62)	(0.16)

Net asset value, end of period	$39.68	$30.04	$29.07	$26.02
Total return	34.25%	5.62%	14.32%	4.73	% (d)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$1,958,064	$1,505,046	$1,618,941	$1,666,525
Ratio of expenses to average net assets (e)	0.12%	0.12%	0.12%	0.12	% (f)
Ratio of gross expenses to average net assets	0.15%	0.15%	0.15%	0.15	% (f)
Ratio of net investment income (loss) to average net assets	1.67%	2.05%	2.30%	2.02	% (f)
Portfolio turnover rate (g)	42.9%	42.9%	27.0%	39.8	% (f)

(a)	Effective September 30, 2020, Principal U.S. Mega-Cap Multi-Factor Index ETF changed its name to Principal U.S. Mega-Cap ETF.
(b)	Period from October 11, 2017, date operations commenced, through June 30, 2018.
(c)	Calculated on average shares outstanding during the period.
(d)	Total return amounts have not been annualized.
(e)	Includes reimbursement from Advisor.
(f)	Computed on an annualized basis.
(g)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal U.S. Small-Cap Adaptive Multi-Factor ETF
For a share outstanding:
Period ended
June 30, 2021 (a)

Net asset value, beginning of period	$25.00

Investment Operations:
Net investment income (loss) (b)	0.03
Net realized and change in unrealized gain (loss)	0.58
Total from investment operations	0.61

Net asset value, end of period	$25.61
Total return (c)	2.44%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$6,403
Ratio of expenses to average net assets (d)	0.19%
Ratio of net investment income (loss) to average net assets (d)	0.96%
Portfolio turnover rate (e)	0.2%

(a)	Period from May 19, 2021, date operations commenced, through June 30, 2021.
(b)	Calculated on average shares outstanding during the period.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal U.S. Small-Cap Multi-Factor ETF (a)
For a share outstanding:
	Year ended	Year ended	Year ended	Year ended	Period ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 (b)

Net asset value, beginning of period	$27.36	$31.43	$33.45	$28.84	$25.00

Investment Operations:
Net investment income (loss) (c)	0.54	0.45	0.40	0.29	0.26
Net realized and change in unrealized gain (loss)	19.51	(4.11)	(2.03)	4.64	3.75
Total from investment operations	20.05	(3.66)	(1.63)	4.93	4.01

Dividends to Shareholders from:
Net investment income	(0.49)	(0.41)	(0.39)	(0.30)	(0.17)
Net realized gains	—	—	—	(0.02)	—
Total dividends to stockholders	(0.49)	(0.41)	(0.39)	(0.32)	(0.17)

Net asset value, end of period	$46.92	$27.36	$31.43	$33.45	$28.84
Total return	74.05%	(11.71)%	(4.84)%	17.14%	16.08	% (d)

Ratios/Supplemental Data:
Net assets, end of period (000s)	$1,628,003	$328,305	$355,200	$351,176	$275,466
Ratio of expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38	% (e)
Ratio of net investment income (loss) to average net assets	1.39%	1.54%	1.27%	0.94%	1.21	% (e)
Portfolio turnover rate (f)	93.1%	80.4%	81.9%	76.3%	44.7	% (e)

(a)	Effective September 30, 2020, Principal U.S. Small-Cap Multi-Factor Index ETF changed its name to Principal U.S. Small-Cap Multi-Factor ETF.
(b)	Period from September 21, 2016, date operations commenced, through June 30, 2017.
(c)	Calculated on average shares outstanding during the period.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Financial Highlights
Principal Exchange-Traded Funds

Principal Value ETF (a)
For a share outstanding:
	Year ended	Year ended		Year ended		Year ended		Year ended
	June 30, 2021	June 30, 2020		June 30, 2019		June 30, 2018		June 30, 2017

Net asset value, beginning of year	$27.75	$31.99		$32.49		$29.16		$24.65

Investment Operations:
Net investment income (loss) (b)	1.16	0.87		0.71		0.61		0.54
Net realized and change in unrealized gain (loss)	14.52	(4.36)		(0.51)		3.21		4.67
Total from investment operations	15.68	(3.49)		0.20		3.82		5.21

Dividends to Shareholders from:
Net investment income	(1.05)	(0.75)		(0.70)		(0.47)		(0.67)
Net realized gains	—	—		—		(0.02)		(0.03)
Total dividends to stockholders	(1.05)	(0.75)		(0.70)		(0.49)		(0.70)

Net asset value, end of year	$42.38	$27.75		$31.99		$32.49		$29.16
Total return	57.97%	(11.09)%		0.68%		13.17%		21.42%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$44,498	$31,907		$14,395		$14,622		$7,290
Ratio of expenses to average net assets	0.15%	0.29	% (c)	0.29	% (c)	0.29	% (c)	0.40%
Ratio of gross expenses to average net assets	—% (d)	0.32%		0.40%		0.40%		—% (d)
Ratio of net investment income (loss) to average net assets	3.31%	2.95%		2.26%		1.90%		1.98%
Portfolio turnover rate (e)	44.8%	47.6%		49.2%		55.5%		3.0%

(a)	Effective September 30, 2020, Principal Shareholder Yield Index ETF changed its name to Principal Value ETF.
(b)	Calculated on average shares outstanding during the year.
(c)	Includes reimbursement from Advisor.
(d)	Ratio is not applicable as there was no reimbursement from Advisor in the year.
(e)	Portfolio turnover rate excludes in-kind transactions.

See accompanying notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Principal Exchange-Traded Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Principal Exchange-Traded Funds (the “Trust”) (comprising Principal Active Income ETF, Principal Healthcare Innovators Index ETF, Principal International Adaptive Multi-Factor ETF, Principal International Multi-Factor ETF (formerly Principal International Multi-Factor Core Index ETF), Principal Investment Grade Corporate Active ETF, Principal Millennials Index ETF, Principal Quality ETF (formerly Principal Price Setters Index ETF), Principal Spectrum Preferred Securities Active ETF, Principal Spectrum Tax-Advantaged Dividend Active ETF, Principal Ultra-Short Active Income ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, Principal U.S. Mega-Cap ETF (formerly Principal U.S. Mega-Cap Multi-Factor Index ETF), Principal U.S. Small-Cap Adaptive Multi-Factor Index ETF, Principal U.S. Small-Cap Multi-Factor ETF (formerly Principal U.S. Small-Cap Multi-Factor Index ETF), and Principal Value ETF (formerly Principal Shareholder Yield Index ETF) (collectively referred to as the “Funds”)), including the schedules of investments, as of June 30, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the Principal Exchange-Traded Funds at June 30, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

	Statement of	Statements
Funds comprising the Trust	operations	of changes	Financial highlights
in net assets
Principal Active Income ETF	For the year	For each of	For each of the five
Principal Quality ETF	ended June	the two	years in the period
Principal Value ETF	30, 2021	years in the	ended June 30, 2021
period
ended June
30, 2021
Principal Healthcare Innovators Index ETF	For the year	For each of	For each of the four
Principal Millennials Index ETF	ended June	the two	years in the period
	30, 2021	years in the	ended June 30, 2021
		period	and the period from
		ended June	August 19, 2016 (date
		30, 2021	operations commenced)
through June 30, 2017
Principal U.S. Small-Cap Multi-Factor ETF	For the year	For each of	For each of the four
	ended June	the two	years in the period
	30, 2021	years in the	ended June 30, 2021
		period	and the period from
		ended June	September 21, 2016
		30, 2021	(date operations
commenced) through
June 30, 2017

Funds comprising the Trust	Statement of	Statements	Financial highlights
	operations	of changes in
net assets
Principal Spectrum Preferred Securities	For the year	For each of	For each of the three
Active ETF	ended June	the two years	years in the period
	30, 2021	in the period	ended June 30, 2021
		ended June	and the period from
		30, 2021	July 7, 2017 (date
operations
commenced) through
June 30, 2018
Principal U.S. Mega-Cap ETF	For the year	For each of	For each of the three
	ended June	the two years	years in the period
	30, 2021	in the period	ended June 30, 2021
		ended June	and the period from
		30, 2021	October 11, 2017 (date
operations
commenced) through
June 30, 2018
Principal Investment Grade Corporate	For the year	For each of	For each of the three
Active ETF	ended June	the two years	years in the period
	30, 2021	in the period	ended June 30, 2021
		ended June	and the period from
		30, 2021	April 18, 2018 (date
operations
commenced) through
June 30, 2018
Principal Ultra-Short Active Income ETF	For the year	For each of	For each of the two
	ended June	the two years	years in the period
	30, 2021	in the period	ended June 30, 2021
		ended June	and the period from
		30, 2021	April 24, 2019 (date
operations
commenced) through
June 30, 2019
Principal International Multi-Factor ETF	For the year	For the year ended June 30, 2021 and
	ended June	the period from July 23, 2019 (date
	30, 2021	operations commenced) through June
30, 2020
Principal Spectrum Tax-Advantaged	For the year	For year ended June 30, 2021 and the
Dividend Active ETF	ended June	period from June 16, 2020 (date
	30, 2021	operations commenced) through June
30, 2020
Principal U.S. Large-Cap Adaptive Multi-	For the period from May 19, 2021 (date operations
Factor ETF	commenced) through June 30, 2021
Principal U.S. Small-Cap Adaptive Multi-
Factor ETF
Principal International Adaptive Multi-	For the period from May 26, 2021 (date operations
Factor ETF	commenced) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Principal investment companies since 1969.

Minneapolis, MN

August 20, 2021

Shareholder Expense Example
Principal Exchange-Traded Funds
June 30, 2021 (unaudited)

1

As a shareholder of Principal Exchange-Traded Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Exchange-Traded Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021, except as noted in the following table.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different fund. In addition, if these transaction costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning		Expense	Paid During
	Account	Ending	Ratio	Period
	Value	Account	January 1,	January 1,
	January 1,	Value	2021 to June	2021 to June
	2021	June 30, 2021	30, 2021	30, 2021	(a)
Principal Active Income ETF
Actual Fund Return	$1,000	$1,064.20	0.49%	$2.46
Hypothetical 5% Annual Return	1,000	1,022.41	0.49	2.41

Principal Healthcare Innovators Index ETF
Actual Fund Return	1,000	1,036.40	0.42	2.07
Hypothetical 5% Annual Return	1,000	1,022.76	0.42	2.06

Principal International Adaptive Multi-Factor ETF (b)
Actual Fund Return	1,000	992.00	0.24	0.22
Hypothetical 5% Annual Return	1,000	1,004.57	0.24	1.14

Principal International Multi-Factor ETF
Actual Fund Return	1,000	1,115.60	0.25	1.31
Hypothetical 5% Annual Return	1,000	1,023.55	0.25	1.25

Shareholder Expense Example
Principal Exchange-Traded Funds
June 30, 2021 (unaudited)

			Annualized		Expenses
	Beginning		Expense	Paid During
	Account	Ending	Ratio		Period
	Value	Account	January 1,	January 1,
	January 1,	Value	2021 to June	2021 to June
	2021	June 30, 2021	30, 2021	30, 2021		(a)
Principal Investment Grade Corporate Active ETF
Actual Fund Return	$1,000	$988.60	0.24	% $	1.18
Hypothetical 5% Annual Return	1,000	1,023.60	0.24		1.20

Principal Millennials Index ETF
Actual Fund Return	1,000	1,150.00	0.45		2.35
Hypothetical 5% Annual Return	1,000	1,022.61	0.45		2.21

Principal Quality ETF
Actual Fund Return	1,000	1,127.60	0.15		0.79
Hypothetical 5% Annual Return	1,000	1,024.05	0.15		0.75

Principal Spectrum Preferred Securities Active ETF
Actual Fund Return	1,000	1,019.60	0.55		2.70
Hypothetical 5% Annual Return	1,000	1,022.12	0.55		2.71

Principal Spectrum Tax-Advantaged Dividend Active ETF
Actual Fund Return	1,000	1,027.60	0.60		2.97
Hypothetical 5% Annual Return	1,000	1,021.87	0.60		2.96

Principal Ultra-Short Active Income ETF
Actual Fund Return	1,000	1,001.70	0.18		0.89
Hypothetical 5% Annual Return	1,000	1,023.90	0.18		0.90

Principal U.S. Large-Cap Adaptive Multi-Factor ETF (c)
Actual Fund Return	1,000	1,038.00	0.15		0.16
Hypothetical 5% Annual Return	1,000	1,005.59	0.15		0.70

Principal U.S. Mega-Cap ETF
Actual Fund Return	1,000	1,115.90	0.12		0.63
Hypothetical 5% Annual Return	1,000	1,024.20	0.12		0.60

Principal U.S. Small-Cap Adaptive Multi-Factor ETF (c)
Actual Fund Return	1,000	1,024.40	0.19		0.21
Hypothetical 5% Annual Return	1,000	1,005.55	0.19		0.90

Principal U.S. Small-Cap Multi-Factor ETF
Actual Fund Return	1,000	1,293.50	0.38		2.10
Hypothetical 5% Annual Return	1,000	1,022.96	0.38		1.86

Principal Value ETF
Actual Fund Return	1,000	1,254.50	0.15		0.84
Hypothetical 5% Annual Return	1,000	1,024.05	0.15		0.75

(a)	Expenses are equal to a Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.
(b)	Period from May 26, 2021, date operations commenced, through June 30, 2021.
(c)	Period from May 19, 2021, date operations commenced, through June 30, 2021.

TRUSTEES AND OFFICERS

Under Delaware law, a Board of Trustees oversees the Trust. The Trustees have financial or other relevant experience and meet several times during the year to review contracts, Trust activities and the quality of services provided to the Trust. Each trustee also has the same position with Principal Funds, Inc. and Principal Variable Contracts Funds, Inc., and Principal Diversified Select Real Asset Fund which are also sponsored by Principal Life Insurance Company. Each trustee generally holds office for an indefinite term until the trustee reaches age age 72 (unless such mandatory retirement age is waived by the Board of Trustees). Trustees considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following Trustees are considered not to be “interested persons” as defined in the 1940 Act
			Other
Name,		Number of Portfolios	Directorships
Position Held with the Trust,	Principal Occupation(s)	in Fund Complex	Held by Trustee
Year of Birth	During past 5 years	Overseen by Trustee	During Past 5 Years

Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Trustee since 2014			McClatchy Newspapers, Inc.
Chair, Nominating and Governance
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy Newspapers, Inc.;
Trustee since 2014			Frontier Communications,
Member, Audit Committee			Inc.; formerly, Herbalife Ltd.
Member, Nominating and Governance
Committee
1951
	President, C.P. Damos	126	None
Craig Damos	Consulting LLC
Lead Independent Trustee since 2020
Trustee since 2014
Member, Nominating and Governance
Committee
Member, Executive Committee
1954

Fritz S. Hirsch	Interim CEO, MAM USA:	126	MAM USA
Trustee since 2014	February 2020 to October
Member, Operations Committee	2020
Chair, 15(c) Committee
1951

Victor Hymes	Founder and Managing Member	126	Formerly, Montgomery Street
Trustee since 2020	of Legato Capital Management,		Income Securities Inc.
Member, Audit Committee	LLC
1957

John D. Kenney	Formerly, Legg Mason Global	126	Formerly: Legg Mason
Trustee since 2020	Asset Management		Investment Management
Member, Operations Committee			Affiliates: Brandywine
Member, 15(c) Committee			Global; Clarion Partners;
1965			ClearBridge Investments;
			Entrust Global; Legg Mason
			Poland; Martin Currie
			Investment Management;
			Permal Group (merged
			into Entrust); QS Investors;
			RARE Infrastructure; Royce
			and Associates; and Western
			Asset Management

Other
Name,		Number of Portfolios	Directorships
Position Held with the Trust,	Principal Occupation(s)	in Fund Complex	Held by Trustee
Year of Birth	During past 5 years	Overseen by Trustee	During Past 5 Years

Padelford (“Padel”) L. Lattimer	TBA Management Consulting	126	None
Trustee since 2020	LLC
Member, Operations Committee
Member, 15(c) Committee
1961

Karen (“Karrie”) McMillan	Founder/Owner, Tyche	126	None
Trustee since 2014	Consulting LLC Formerly,
Chair, Operations Committee	Managing Director, Patomak
1961	Global Partners, LLC.

Elizabeth A. Nickels	Retired	126	SpartanNash; formerly:
Trustee since 2015			Charlotte Russe; Follet
Chair, Audit Committee			Corporation; PetSmart;
Member, Nominating and Governance			Spectrum Health Systems
Committee
1962

Mary M. (“Meg”) VanDeWeghe	CEO and President, Forte	126	Helmerich & Payne;
Trustee since 2018	Consulting, Inc.		Formerly: B/E Aerospace;
Member, Audit Committee			Brown Advisory; Denbury
Member, 15(c) Committee			Resources Inc.; Nalco (and its
1959			successor Ecolab); and WP
Carey

The following Trustees are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the
Manager and Principal Life.

		Number of	Other
		Portfolios in	Directorships
Name,		Fund Complex	Held by Trustee
Position Held with the Trust,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Trustee	Years
Timothy M. Dunbar	President-Principal Global Asset Management	126	None
Chair and Trustee since 2019	(“PGAM”), Principal Global Investors, LLC
Chair, Executive Committee	(“PGI”) (since 2018)
1957	Director, PGI (2018-2020)
Division President, Principal Financial Services,
Inc. (“PFSI) and Principal Life Insurance
Company (“PLIC”) (2020–2021)
Executive Vice President and Chief Investment
Officer, PFSI and PLIC (2014-2018)
Director, Post Advisory Group, LLC (“Post”)
(2018-2020)
Chair and Executive Vice President,
RobustWealth, Inc. (2018-2020)

Patrick G. Halter	Chair, PGI (since 2018)	126	None
Trustee since 2017	Chief Executive Officer and President, PGI (since
Member, Executive Committee	2018)
1959	Chief Operating Officer, PGI (2017-2018)
Senior Executive Director – Real Estate, PGI and
PFSI (2014-2016)
Director, PGI (2003-2018)
Chair, CCIP, LLC (“CCIP”) since 2017
Director, Origin Asset Management LLP (2018-
2019)
President, PGAM, PFSI, and PLIC (since 2020)
Director, Post (since 2017)
Chair, Principal Real Estate Investors, LLC
(“Principal-REI”) (since 2004)
President and Chief Executive Officer, PGI,
Principal-REI
(since 2018)
Chief Executive Officer, Principal-REI (2005-
2018)
Chair, Spectrum Asset Management, Inc.
(“Spectrum”) (since 2017)

Correspondence intended for each Trustee who is other than an Interested Trustee may be sent to 655 9th Street, Des Moines, IA 50392.

The following table presents officers of the Trust.

Name, Position Held with the Trust,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Kamal Bhatia	Director, PGI (since 2019)
President, Chief Executive Officer	President-Principal Funds, PGI (since 2019)
Des Moines, IA 50392	Principal Executive Officer, OPC Private Capital (2017-2019)
1972	Senior Vice President, OppenheimerFunds (2011-2019)
Director, Principal Funds Distributor, Inc. (“PFD”) (since 2019)
Senior Executive Director and Chief Operating Officer, PFSI and PLIC (since 2020)
President, PFSI and PLIC (2019-2020)
Director, Post (since 2020)
Director, Principal-REI (since 2020)
Chair and Executive Vice President, (Principal Shareholder Services, Inc. (“PSS’)
(since 2019)

Randy D. Bolin	Vice President and Associate General Counsel, PGI (since 2016)
Assistant Tax Counsel	Vice President and Associate General Counsel, PFSI (since 2013)
Des Moines, IA 50392	Vice President and Associate General Counsel, PLIC (since 2013)
1961

Beth Graff	Director – Fund Accounting (since 2016)
Vice President and Assistant Controller
Des Moines, IA 50392
1968

Gina L. Graham	Vice President and Treasurer, PGI (since 2016)
Treasurer	Vice President and Treasurer, PFD (since 2016)
Des Moines, IA 50392	Vice President and Treasurer, PFSI (since 2016)
1965	Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, Principal Securities, Inc. (“PSI”) (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)

Megan Hoffmann	Director – Accounting, PLIC (since 2020)
Vice President and Controller	Assistant Director - Accounting (2017-2020)
Des Moines, IA 50392	Prior thereto, Senior Accounting Analyst, PLIC
1979

Laura B. Latham	Counsel, PGI (since 2018)
Assistant Counsel and Assistant	Counsel, PLIC (since 2018)
Secretary	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1986

Diane K. Nelson	Chief Compliance Officer/AML Officer, PSS (since 2015)
AML Officer
Des Moines, IA 50392
1965

Tara Parks	Director - Accounting, PLIC (since 2019)
Vice President and Assistant Controller	Tax Manager – ALPS Fund Services (2011-2019)
Des Moines, IA 50392
1983

Name, Position Held with the Trust,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Sara L. Reece	Managing Director – Financial Analysis/Planning, PLIC (since 2021)
Vice President and Controller	Director - Accounting, PLIC (2015-2021)
Des Moines, IA 50392
1975

Teri R. Root	Chief Compliance Officer – Funds, PGI (since 2018)
Chief Compliance Officer	Interim Chief Compliance Officer (2018)
Des Moines, IA 50392	Deputy Chief Compliance Officer, PGI (2017-2018)
1979	Vice President and Chief Compliance Officer, PMC (2015–2017)
Vice President, PSS (since 2015)

Britney L. Schnathorst	Counsel, PGI (since 2018)
Assistant Counsel and Assistant	Counsel, PLIC (since 2013)
Secretary
Des Moines, IA 50392
1981

Michael Scholten	Chief Financial Officer, PFD (since 2016)
Chief Financial Officer	Assistant Vice President and Actuary, PLIC (since 2021)
Des Moines, IA 50392	Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
1979	Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh	Assistant General Counsel, PGI (since 2018)
Assistant Counsel	Counsel, PGI (2017-2018)
Des Moines, IA 50392	Counsel, PLIC (since 2006)
1972	Counsel, PMC (2007-2017)

John L. Sullivan	Counsel, PGI (since 2020)
Assistant Counsel and Assistant	Counsel, PLIC (since 2019)
Secretary	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1970

Dan L. Westholm	Assistant Vice President-Treasury, PGI (since 2013)
Assistant Treasurer	Assistant Vice President-Treasury, PFD (since 2013)
Des Moines, IA 50392	Assistant Vice President-Treasury, PLIC (since 2014)
1966	Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)

Beth C. Wilson	Director and Secretary – Funds, PLIC (since 2007)
Vice President and Secretary
Des Moines, IA 50392
1956

Name, Position Held with the Trust,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years

Clint L. Woods	Of Counsel (2017-2018)
Counsel, Vice President and Assistant	Vice President (2016-2017)
Secretary	Counsel (2015-2017)
Des Moines, IA 50392	Vice President, Associate General Counsel and Secretary, PGI (since 2020)
1961	Vice President, Associate General Counsel, Governance Officer, and Assistant
Corporate Secretary, PGI (2018-2020)
Vice President, Associate General Counsel and Assistant
Corporate Secretary, PFD (since 2019)
Vice President, Associate General Counsel, Governance Officer and Assistant
Corporate Secretary, PFSI (since 2015)
Vice President, Associate General Counsel, Governance Officer and Assistant
Corporate Secretary, PLIC (since 2015)
Secretary, Post (since 2020)
Vice President, Associate General Counsel, Governance Officer and Secretary,
Principal-REI (since 2020)
Vice President, Associate General Counsel, Governance Officer and Assistant
Corporate Secretary, Principal-REI (2020)
Vice President, Associate General Counsel and Assistant
Corporate Secretary, PSI (since 2019)
Vice President, Associate General Counsel and Assistant
Corporate Secretary, PSS (since 2019)
Vice President, Associate General Counsel and
Assistant Secretary, RobustWealth, Inc. (since 2019)
Secretary, Spectrum (since 2020)

Jared A.Yepsen	Counsel, PGI (2017-2019)
Assistant Tax Counsel	Counsel, PLIC (since 2015)
Des Moines, IA 50392
1981

The 15(c) Committee assists the Board in performing the annual review of the Trust’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Trust and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Trust.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Trust for election to the Board. The committee also oversees the structure and efficiency of the Board of Trustees and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Trust, communications with the Trusts’ shareholders, and provides review and oversight of the Trusts’ operations.

Additional information about the Trust is available in the Prospectuses and the Statements of Additional Information dated November 1, 2021 and restated April 28, 2021. These documents may be obtained free of charge by writing Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 or telephoning 1-800-787-1621. The prospectuses may be viewed at www.PrincipalETFs.com.

PROXY VOTING POLICIES

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-787-1621, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Trust files complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each year as a part of Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Board of Directors of Principal Funds, Inc. (the “Board”) met on March 9, 2021 to review the liquidity risk management program (the “Program”) applicable to all series of the Principal Exchange Traded Funds (each, a “Fund”), pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). At the meeting, the committee designated by the Board to administer the Program, the Liquidity Risk Management Committee (the “Committee”), addressed the operation, adequacy and effectiveness of the Program, the operation of each Fund’s highly liquid investment minimum, where applicable, and any material changes made to the Program during the Reporting Period.

The Committee noted key factors it considered when assessing, managing and reviewing each Fund’s liquidity risk. Such factors included each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions , including (a) whether the Fund’s investment strategy is appropriate for an open-end fund, (b) the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and (c) the use of borrowings for investment purposes and use of leveraged derivatives and financial commitment obligations; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; and each Fund’s shareholder ownership concentration.

There were no material changes to the Program during the Reporting Period. The Committee concluded, based on the operation of the functions as described in the Report, that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Trustees of Principal Exchange-Traded Funds (“PETF”) approved: (1) a management agreement between PETF and Principal Global Investors, LLC (“PGI” or “Manager”) related to the addition of the PETF Principal International Adaptive Multi-Factor ETF, the Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor; and (2) an amended management agreement between PETF and PGI related to the PETF Principal Active Income ETF.

Management Agreement for PETF Principal International Adaptive Multi-Factor ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF

On March 8, 2021, the Board considered, on behalf of the newly established Principal International Adaptive Multi-Factor ETF, Principal U.S. Large-Cap Adaptive Multi-Factor ETF, and the Principal U.S. Small-Cap Adaptive Multi-Factor ETF series of PETF (the “Fund”), the approval of a management agreement (the “Management Agreement”) between PETF, on behalf of each Fund, and Principal Global Investors, LLC (the “Manager”).

Based upon their review, the Board concluded that it was in the best interests of each Fund to approve the Management Agreement and, accordingly, recommended to the Board the approval of the Management Agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

The Board considered, among other factors, that the Manager serves as the investment adviser to the existing series of PETF, that the Manager has had a long-term relationship with PETF, Principal Funds, Inc. and Principal Variable Contracts, Inc. (collectively with Principal Diversified Select Real Asset Fund, the “Principal Funds”), all of which are also overseen by the Trustees; and that the Manager has demonstrated a commitment to support the Principal Funds. The Board concluded that a long-term relationship with a capable and conscientious adviser is in the best interests of the Funds. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Management Agreement.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of the services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2020 annual renewal of the management agreements for the other Principal Funds, the Board had: (1) reviewed the services provided by the Manager to the other Principal Funds under their respective management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the other Principal Funds; and (3) considered the compliance program established by the Manager for the Principal Funds and their respective series, as applicable, the quality of that program and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Funds under the Management Agreement are expected to be satisfactory.

Investment Performance

Because the Funds are newly created series, the Board did not review the performance of the Funds as no track records were available.

Fees, Economies of Scale and Profitability.

The Board considered the proposed management fee rate for each Fund. The Board noted that the Manager proposed a unitary management fee for each Fund. The Board also received information from the Manager, based upon data supplied by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing the proposed unitary management fee rate for each Fund to the total expense ratios of funds in a peer group selected by Broadridge. For each Fund, the Board also considered whether there are economies of scale with respect to the services to be provided to that Fund under the Management Agreement. The Board concluded that, although the proposed management fee schedules for the Funds do not include breakpoints, the management fee schedules are appropriate at currently anticipated asset levels.

In addition, in evaluating the proposed management fees, the Board considered the Manager’s statements regarding the expected asset levels that will be required for the Funds to break even. On the basis of the information provided, the Board concluded that the proposed management fee rates were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager. The Board noted the Manager’s statement that it intends to use Fund commissions to buy Section 28(e) eligible products and services consistent with its use of commissions for the other equity portfolios it currently manages, as well as the Manager’s statement that there would be no known fall-out benefits to the Manager in connection with its management of the Funds outside the use of soft dollars. The Board concluded that, on the basis of the information provided, the incidental benefits to be received by the Manager were appropriate.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement, including the fee rates payable thereunder, are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

Amended Management Agreement for PETF Principal Active Income ETF

On June 14, 2021, the Board considered, on behalf of the PETF Principal Active High Yield ETF (formerly PETF Principal Active Income ETF) (the “Fund”) the approval of an amended management agreement (the “Management Agreement”) between PETF, for the Fund, and Principal Global Investors, LLC (the “Manager”) in connection with a proposal to amend the Fund’s unitary management fee schedule to reduce the unitary management fee rate payable at all asset levels.

The Board reviewed materials received from the Manager regarding the proposed change in the Fund’s unitary management fee schedule. The Board considered the Manager’s representation that the change in the Fund’s unitary management fee schedule would not reduce the quality or quantity of the services the Manager provides to the Fund and that the Manager’s obligations under the Management Agreement would remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Management Agreement other than to the Fund’s unitary management fee schedule.

The Board considered that they had last approved the Management Agreement for the Fund during the annual contract renewal process that concluded at the Board of Trustees’ September 2020 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of the services provided by the Manager under the Management Agreement and had concluded, based upon the information provided, that the terms of the Management Agreement were reasonable and that approval of the Management Agreement was in the best interests of the Fund. The Board also noted that the Manager was proposing the amended Management Agreement in connection with a proposal to change the Fund’s investment objective and name and concluded that the proposed terms of the amended Management Agreement were reasonable in light of those proposed changes.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund to approve the amended Management Agreement and, accordingly, recommended to the Board of Trustees the approval of the amended Management Agreement.

Federal Income Tax Information
Principal Exchange-Traded Funds
June 30, 2021 (unaudited)

Long-Term Capital Gain Dividends. Certain funds distributed long-term capital gain dividends during the fiscal year ended June 30, 2021.

Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, certain funds may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.

Foreign Taxes Paid. The following funds elect under the Internal Revenue Code Section ("IRC") 853 to pass through foreign taxes paid to their shareholders.

The funds designated the following for federal income tax purposes for distributions made during the fiscal year ended June 30, 2021:

	Foreign Taxes	Foreign
	Per Share	Source Income
Principal International Adaptive Multi-Factor ETF	0.0043	99.99%
Principal International Multi-Factor ETF	0.0652	99.65%

Dividends Received Deduction ("DRD"). For corporate shareholders, the funds designate the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as DRD eligible for the calendar year ended December 31, 2020:

DRD
Principal Active Income ETF	17.16%
Principal Healthcare Innovators Index ETF	2.38%
Principal International Adaptive Multi-Factor ETF	N/A
Principal International Multi-Factor ETF	0.00%
Principal Investment Grade Corporate Active ETF	1.29%
Principal Millennials Index ETF	52.49%
Principal Quality ETF	98.38%
Principal Spectrum Preferred Securities Active ETF	41.59%
Principal Spectrum Tax-Advantaged Dividend Active ETF	42.14%
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	N/A
Principal U.S. Mega-Cap ETF	100.00%
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	N/A
Principal U.S. Small-Cap Multi-Factor ETF	95.34%
Principal Ultra-Short Active Income ETF	0.00%
Principal Value ETF	98.35%

Qualified Dividend Income ("QDI"). Certain dividends paid by the funds may be subject to a maximum tax rate of 20%. The funds designate the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as QDI eligible for the calendar year ended December 31, 2020:

QDI
Principal Active Income ETF	18.54%
Principal Healthcare Innovators Index ETF	2.38%
Principal International Adaptive Multi-Factor ETF	N/A
Principal International Multi-Factor ETF	100.00%
Principal Investment Grade Corporate Active ETF	3.51%
Principal Millennials Index ETF	66.16%
Principal Quality ETF	100.00%
Principal Spectrum Preferred Securities Active ETF	56.69%
Principal Spectrum Tax-Advantaged Dividend Active ETF	100.00%
Principal U.S. Large-Cap Adaptive Multi-Factor ETF	N/A
Principal U.S. Mega-Cap ETF	100.00%
Principal U.S. Small-Cap Adaptive Multi-Factor ETF	N/A
Principal U.S. Small-Cap Multi-Factor ETF	94.07%
Principal Ultra-Short Active Income ETF	0.00%
Principal Value ETF	100.00%

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended, as described in Item 2(c) of Form N-CSR, its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit in response to Item 13(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

June 30, 2020 - $363,078 June 30, 2021 - $315,075

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A. Ernst & Young has billed the following amounts for those services.

June 30, 2020 - $11,000 June 30, 2021 - $5,500

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

June 30, 2020 - $144,679
June 30, 2021 - $145,603

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Boards of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC1 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited to the Funds. For the purposes of this policy, Prohibited Services are:
Services that are subject to audit procedure during a financial statement audit;
Services where the auditor would act on behalf of management;
Services where the auditor is an advocate to the client's position in an adversarial proceeding;
Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
Financial information systems design and implementation;
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
Actuarial services;
Internal audit functions or human resources;
Broker or dealer, investment advisor, or investment banking services;
Legal services and expert services unrelated to the audit;
Tax planning services related to listed, confidential and aggressive transactions;
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

1 The first such interval fund is the Principal Diversified Select Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

2.	(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.	The Committee shall ensure that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Boards of the Funds on March 10, 2020).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst & Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

June 30, 2020 - $155,679
June 30, 2021 - $151,103

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are Leroy Barnes, Victor Hymes, Elizabeth Nickels, and Meg VanDeWeghe.

(b) Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

ITEM 11 – CONTROLS AND PROCEDURES a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Exchange-Traded Funds

By	/s/ Kamal Bhatia
Kamal Bhatia, President and CEO
Date	8/20/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kamal Bhatia
Kamal Bhatia, President and CEO
Date	8/20/2021

By	/s/ Michael Scholten
Michael Scholten, Chief Financial Officer
Date	8/20/2021